UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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3D SYSTEMS CORPORATION

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333 Three D Systems Circle

Rock Hill, SC 29730

March 29, 2017

Dear Fellow Stockholder:

Please join us at the Annual Meeting of Stockholders of 3D Systems Corporation.

Time:	Tuesday, May 16, 2017, at 11:00 a.m., Eastern Time.

Place:	3D Systems Corporation, 333 Three D Systems Circle, Rock Hill, South Carolina 29730.

At the meeting, stockholders will vote on the following items:

•	The election of ten directors;

•	The approval, on an advisory basis, of the compensation paid to our named executive officers;

•	An advisory vote on the frequency of future advisory votes on executive compensation;

•

The approval of the amendment and restatement of the 2015 Incentive Plan, which would increase the number of shares reserved for issuance thereunder by 7,140,011 shares; and to re-approve individual award limits and performance measures under the plan for purposes of Section 162(m) of the Internal Revenue Code; and

•	Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2017.

In addition, stockholders will consider and act upon any other matters that may be properly brought before the Annual Meeting or at any adjournments or postponements thereof.

We encourage you to attend the Annual Meeting so that we can review the past year with you, listen to your suggestions, and answer any questions that you may have. Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible so that your vote will be counted.

On behalf of your Board of Directors, we thank you for your continued support.

Sincerely,

Vyomesh I. Joshi

President and Chief Executive Officer

333 Three D Systems Circle

Rock Hill, SC 29730

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 29, 2017

The Annual Meeting of Stockholders of 3D Systems Corporation, a Delaware corporation, will be held:

When: Tuesday, May 16, 2017, at 11:00 a.m., Eastern Time;

Where: 3D Systems Corporation, 333 Three D Systems Circle, Rock Hill, South Carolina, 29730;

Why: For the following purposes:

•	The election of ten directors;

•	The approval, on an advisory basis, of the compensation paid to our named executive officers;

•	An advisory vote on the frequency of future advisory votes on executive compensation;

•

The approval of the amendment and restatement of the 2015 Incentive Plan, which would increase the number of shares reserved for issuance thereunder by 7,140,011 shares; and to re-approve individual award limits and performance measures under the plan for purposes of Section 162(m) of the Internal Revenue Code; and

•	Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2017.

In addition, stockholders will consider and act upon any other matters that may be properly brought before the Annual Meeting or any adjournments or postponements thereof.

The Proxy Statement accompanying this Notice of Annual Meeting describes these items of business in greater detail.

The record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting is March 20, 2017. We are mailing a Notice of Internet Availability of Proxy Materials commencing on or about April 4, 2017 to all stockholders of record as of the record date. We will send you copies of the accompanying Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2016 upon request by following the instructions in our Notice of Internet Availability of Proxy Materials.

We encourage you to cast your votes on the proposals to be considered at the Annual Meeting electronically by using the website that hosts our Proxy Statement and Annual Report as described on the Notice of Internet Availability. If you have requested delivery of a printed version of the materials, you will receive a proxy card that you may use to vote your shares. You may also vote by telephone as set forth on your proxy card or the Notice of Internet Availability. Regardless of whether you plan to attend the Annual Meeting, we encourage you to vote your shares electronically on the internet, by proxy card or by telephone in case your plans change. Please vote today to ensure that your votes are counted.

If you hold our shares in street name, please follow the instructions set forth below in “How to Vote” below, and vote your shares.

If you are a stockholder of record and attend the Annual Meeting in person, you will be able to vote your shares personally at the Annual Meeting if you so desire, even if you previously voted.

By Order of the Board of Directors

Andrew M. Johnson
Secretary
Rock Hill, South Carolina
March 29, 2017

333 Three D Systems Circle

Rock Hill, South Carolina 29730

PROXY STATEMENT

Dated March 29, 2017

For the Annual Meeting of Stockholders

To Be Held on May 16, 2017

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 16, 2017:

This Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2016 (“2016 Annual Report”) and a form of proxy card are available at www.envisionreports.com/DDD.

GENERAL INFORMATION

We plan to hold our 2017 Annual Meeting of Stockholders (the “Annual Meeting”) at the following time and place and for the following purposes:

When:    11:00 a.m., Eastern Time, on May 16, 2017;

Where:    3D Systems Corporation, 333 Three D Systems Circle, Rock Hill, South Carolina 29730;

Why:    For the following purposes:

•	The election of ten directors;

•	The approval, on an advisory basis, of the compensation paid to our named executive officers;

•	An advisory vote on the frequency of future advisory votes on executive compensation;

•

The approval of the amendment and restatement of the 2015 Incentive Plan, which would increase the number of shares reserved for issuance thereunder by 7,140,011 shares; and to re-approve individual award limits and performance measures under the plan for purposes of Section 162(m) of the Internal Revenue Code; and

•	Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2017.

In addition, stockholders will consider and act upon any other matters that may be properly brought before the Annual Meeting or any adjournments or postponements thereof.

3D System Corporation (the “Company,” “we,” and “us”) is furnishing this Proxy Statement in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or “Board”) for use at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

This Proxy Statement and related materials are first being made available on or about April 4, 2017. For directions to the location of the Annual Meeting, please call (803) 326-3995.

RECORD DATE, VOTING SECURITIES AND QUORUM

The record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 20, 2017.

Our common stock, par value $0.001 per share (the “Common Stock”), is our only outstanding class of voting securities. As of the record date for the Annual Meeting, there were 113,754,508 shares of Common Stock issued and outstanding. Each such share of Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

Holders of record of shares of our Common Stock outstanding as of the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. A list of the stockholders of record as of the record date will be kept at our principal office at 333 Three D Systems Circle, Rock Hill, South Carolina 29730 for a period of 10 days prior to the Annual Meeting.

A majority of the shares of Common Stock outstanding on the record date that are present in person or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting.

HOW TO VOTE

You are considered to be a holder of record of each share of Common Stock that is registered in your name on the records of our transfer agent. If you are a stockholder of record, we will send you a Notice of Internet Availability of Proxy Materials. Please follow the instructions in that Notice in order to cast your vote.

Most of you hold your shares in a brokerage account or bank or through another nominee holder. In that case, your broker, bank or other nominee is generally considered to be the holder of record of those shares, and you are considered the “beneficial owner” of shares held in “street name.” As a beneficial owner, you generally have the right to instruct your broker, bank or other nominee how to vote your shares. In this Proxy Statement, we refer to these stockholdings as “street-name holdings” and to you as a “street-name holder.”

You should expect your broker, bank or other nominee to send you a voting instruction form either by regular mail or in an email. Your broker, bank or other nominee is required to vote your shares pursuant to your instructions. In limited circumstances, your nominee may, but is not required to, vote your shares in the absence of specific voting instructions from you for matters that are considered “routine.” We understand that the ratification of the selection of BDO USA, LLP (“BDO”) as our independent registered accounting firm is the only “routine” proposal on which stockholders are being asked to vote at the Annual Meeting. Accordingly, if you do not give voting instructions to your broker, bank or other nominee, it will be entitled to vote your shares in its discretion on the ratification of the appointment of BDO; however, it will not vote your shares in connection with (i) the election of directors, (ii) the advisory vote on the compensation of our named executive officers, (iii) the advisory vote on the frequency of future advisory votes on executive compensation or (iv) the approval of the amendment and restatement of the 2015 Incentive Plan.

Accordingly, street-name holders need to be mindful of the following:

•

For your vote to be counted with respect to each of the proposals except the ratification of BDO’s appointment, you will need to communicate your voting instructions to your broker, bank or other nominee before the date of our Annual Meeting.

•

You may also give your broker, bank or other nominee instructions on voting your shares as to the ratification of BDO’s appointment. If you provide no instructions, that person may, but is not required to, exercise its discretion in voting on the ratification of the appointment of BDO as our auditors.

•	If your broker, bank or other nominee exercises that discretion, your shares will be treated as present at the meeting for all quorum purposes.

To ensure that you as a street-name holder are able to participate in our upcoming Annual Meeting, please review our proxy materials and follow the instructions for voting your shares on the voting instruction form that you will be receiving from your nominee.

Voting your shares is important, among other things, to ensure that we get the minimum quorum required for the Annual Meeting. Your affirmative participation in the voting process also fosters your active participation as a stockholder and helps us avoid the need and the added expense of having to contact you to solicit your vote and helps us avoid the need of having to reschedule the Annual Meeting. We hope that you will exercise your legal rights and fully participate in our future.

You are encouraged to review this Proxy Statement and our 2016 Annual Report before you cast your vote.

Whether you are a stockholder of record or a street-name holder, you may vote any shares of Common Stock that you are entitled to vote:

•	electronically on the internet;

•	by mail by using a proxy card or voting instruction form that will be furnished to you; or

•	by using a toll-free telephone number that will be furnished to you.

For a discussion of the mechanics of each of these means of voting, please see “How to Cast Your Vote if You are a Stockholder of Record,” “How to Cast Your Vote if You are a Street-Name Holder,” and “Other Voting and Stockholder Matters” below.

VOTING MATTERS

Once a quorum of the shares entitled to vote is present in person or represented by proxy at the Annual Meeting, the votes required to approve the matters to be considered at the Annual Meeting are as follows:

•	Election of Directors. Each director is elected by the affirmative vote of the majority of the votes cast for such director at the Annual Meeting.

•

Advisory Vote on the Compensation of Our Named Executive Officers.    The affirmative vote of a majority of shares present at the Annual Meeting and entitled to vote thereon, is required to approve this matter.

•

Advisory Vote on the Frequency of Future Advisory Votes on NEO Compensation.    The frequency (every one year, two years or three years) receiving the greatest number of votes will be considered the frequency recommended by the stockholders.

•	Amendment and Restatement of 2015 Incentive Plan. The affirmative vote of a majority of shares present at the Annual Meeting and entitled to vote thereon, is required to approve this matter.

•	Ratification of Selection of Auditors. The affirmative vote of a majority of shares present at the Annual Meeting and entitled to vote thereon, is required to approve this matter.

If you specify how your shares are to be voted on a matter, the shares represented by your proxy or other voting instructions will be voted in accordance with your instructions. If you are a stockholder of record and you do not give specific voting instructions when you grant an otherwise valid proxy, your shares will be voted as follows:

•	FOR the election of the ten nominees for director named below;

•	FOR the approval, on an advisory basis, of the compensation paid to our named executive officers;

•	EVERY ONE YEAR on the frequency of future advisory votes on executive compensation;

•	FOR the approval of the amendment and restatement of the 2015 Incentive Plan; and

•	FOR the ratification of the selection of BDO as our independent registered public accounting firm for 2017.

We do not know of any other matters to be presented for consideration at the Annual Meeting. However, if any other matters are properly presented for consideration, the proxy holders will vote your shares on those matters in accordance with the Board of Directors’ recommendations. If the Board of Directors does not make a recommendation on any such matters, the proxy holders will be entitled to vote in their discretion on those matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect ten directors to serve until the 2018 Annual Meeting and until their successors are elected and qualified. The Board of Directors, based upon the recommendation of the Corporate Governance and Nominating Committee (the “Governance Committee”), has designated as nominees for election the ten individuals named in the table below, all of whom currently serve as directors. Karen E. Welke, also a current director, provided notice to the Company on March 14, 2017 that she would not stand for re- election to the Board of Directors, and, as such, was not nominated for re-election at the Annual Meeting. Additionally, Daniel S. Van Riper, also a current director of the Company, is retiring from the Board of Directors and will not stand for re-election at the Annual Meeting, but instead will serve as a Director Emeritus for a one-year term commencing on the date of the Annual Meeting. Pursuant to the Company’s Amended and Restated By-Laws (the “By-Laws”), the Board of Directors has approved a reduction of the size of the Board of Directors from twelve to ten directors to remove the vacancies created by Ms. Welke and Mr. Van Riper’s departures effective immediately upon the adjournment of the Annual Meeting. Proxies cannot be voted for a greater number of nominees than named below.

In nominating each of those individuals, the Governance Committee and the Board considered, among other things, the Board’s Corporate Governance Guidelines and Qualifications for Nomination to the Board, which were adopted in 2004 and most recently amended in May 2016, and are posted on our website at www.3DSystems.com. These qualifications include, among other factors, a candidate’s ethical character, experience and diversity of background as well as whether the candidate is independent under applicable listing standards and financially literate. In considering the nomination of these individuals, the Governance Committee and the Board also took into consideration the following additional factors relating to each director since the 2016 Annual Meeting:

•	such director’s contributions to the Board;

•	any material change in such director’s employment or responsibilities with any other organization;

•	such director’s attendance at meetings of the Board and the Board committees on which such director serves and such director’s participation in the activities of the Board and such committees;

•

the absence of any relationships with the Company or another organization, or any other circumstances that have arisen, that might make it inappropriate for the director to continue serving on the Board; and

•	the director’s age and length of service on the Board. We have not adopted a retirement policy for directors.

The background and experience of each of the nominees for director that the Governance Committee and the Board considered in evaluating each nominee is set forth opposite their respective names in “Information Concerning Nominees” below. See also “Corporate Governance Matters” below, which discloses additional information about the nominees and our corporate governance policies and practices.

The Governance Committee and the Board considered each nominee’s overall business experience, contributions to Board activities during 2016 and independence in their evaluation of each nominee in conjunction with the factors discussed above, but did not otherwise give greater weight to any of the factors cited above compared with any of the others. While the Board considers diversity of background and experience in its nomination decisions, we do not maintain a diversity policy relating to the composition of our Board of Directors. The Board believes that each of the nominees for director is well qualified to continue to serve as a director of the Company and that the nominees provide the mix of experience that is required to enable the Board to perform its functions.

If any nominee becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the holders of your proxy may vote shares represented by a duly executed proxy in favor of such other person as they may determine. Alternatively, in lieu of designating a substitute, the Board may reduce the number of directors.

The Board of Directors unanimously recommends that you vote FOR each of the nominees listed in the table below.

Information Concerning Nominees

The following table sets forth for each nominee for director, his or her business experience, the year in which he or she first became a director, his or her age as of the record date for the Annual Meeting, and any directorships in publicly owned companies or registered investment companies that such nominee has held during the past five years.

Name	Business Experience	Director Since	Age
William E. Curran

Currently retired, Mr. Curran has served as a director of Profound Medical, a public company developing a treatment for prostate cancer using ablative ultrasound and guided by magnetic resonance imaging and thermometry, since 2012. Previously, Mr. Curran served as non-executive Chairman and Director of Resonant Medical, an early-stage privately owned company specializing in three-dimensional ultrasound image-guided adaptive radio therapy products, until May 2010 at which time Resonant was sold to Elekta A.B. He also served until May 2009 as a director of Ventracor, a global medical device company which produced an implantable blood pump, at which time the directors brought in an administrator under Australian law. For more than five years prior to 2004, he held diverse functional and senior management positions with Philips Electronics and Philips Medical Systems. His experience at Philips Medical Systems, a medical device manufacturer, included positions as Chief Operating Officer and Chief Financial Officer, and while at Philips Electronics North America he served as President and Chief Executive Officer as well as Chief Financial Officer.

Mr. Curran brings to our Board wide experience in operations, finance and executive management both in the United States and abroad.

		2008	68

Thomas W. Erickson	Mr. Erickson has been President and Chief Executive Officer of ECG Ventures, Inc., an investment firm, since 1987. He has also served as Chairman of Western Dental Services, Inc., a dental services provider, from November 2012 to September 2015; Interim Chief Executive Officer of Western Dental Services, Inc. from April 2013 to January 2014 and Chairman of the Board of Inmar, Inc., a reverse logistics and revenue recovery company, from April 2010 to February 2014. Mr. Erickson has also served as a Senior Advisor to New Mountain Capital, LLC, a private equity firm; Chairman and Interim President of National Medical Health Card Systems, Inc., a publicly traded pharmacy benefits manager; Chairman of the Board of PathWays, Inc., an operator of post-acute care facilities; Chairman of the Board of TransHealthcare, Inc., a health care services company; Chairman and Interim Chief Executive Officer of LifeCare Holdings, Inc., an operator of long-term acute care hospitals; Interim President and Chief Executive	2015	66

Name	Business Experience	Director Since	Age

Officer of Luminex Corporation, a publicly traded biotechnology company; and Interim President and Chief Executive Officer of Omega Healthcare Investors, Inc., a publicly traded healthcare focused real estate investment trust. Mr. Erickson was also co-founder, President and Chief Executive Officer of CareSelect Group, Inc., a physician practice management company. Mr. Erickson is currently a Director of American Renal Associates, Luminex Corporation, and Syncreon Group Holdings Limited.

Mr. Erickson brings to our Board extensive executive management and operational experience, particularly in the healthcare industry.

Charles W. Hull

Mr. Hull serves as the Executive Vice President and Chief Technology Officer of the Company. He is a founder of the Company and has served as Chief Technology Officer since 1997 and as Executive Vice President since 2000. He has also previously served in various other executive capacities, including Chief Executive Officer, Vice Chairman of the Board of Directors and President and Chief Operating Officer.

As one of our founders and a director since 1993, Mr. Hull brings to our Board a broad understanding of the technologies of our industry as well as a wide-ranging historical perspective on our strategy and growth.

		1993	77

William D. Humes

Mr. Humes served as Chief Financial Officer of Ingram Micro Inc., a Fortune 100 company and the world’s largest wholesale technology distributor and a global leader in supply-chain and mobile device lifecycle services, from 2005 until 2016, at which time Ingram Micro Inc. was acquired and taken private by HNA Group. Following HNA’s acquisition of Ingram Micro Inc., Mr. Humes transitioned from Chief Financial Officer to the board of directors of the newly acquired subsidiary. While Chief Financial Officer of Ingram Micro, he was responsible for the company’s global finance organization including financial planning and analysis, controllership, internal audit, tax, treasury and risk management. Prior to being named Chief Financial Officer, Mr. Humes held positions of increasing responsibility for Ingram Micro after joining in 1998 as Senior Director, Worldwide Financial Planning, Reporting and Accounting. Before joining Ingram Micro, Mr. Humes was at PricewaterhouseCoopers LLP for nine years, where he took an accelerated path to senior manager. During his tenure at the firm, he was responsible for managing all aspects of professional services to numerous multinational and technology-sector companies.

Mr. Humes brings to our Board wide experience in finance, operations and executive management.

		2014	52

Vyomesh I. Joshi	Mr. Joshi has served as the President and Chief Executive Officer of the Company since April 2016. From 2001 to 2012, he was Executive Vice President of Hewlett-Packard’s (HP)	2016	63

Name	Business Experience	Director Since	Age

Imaging and Printing Group, following two decades of research, engineering and management in HP’s imaging and printing systems businesses. Mr. Joshi currently serves on the board of directors of Harris Corporation and formerly served on the board of directors at Yahoo! Inc. and Wipro Ltd.

Mr. Joshi brings to our Board extensive executive management, corporate strategy and international operational experience.

Jim D. Kever

Mr. Kever has been a Principal in Voyent Partners, LLC, a venture capital firm, since 2001. He is also a director of Luminex Corporation, a manufacturer of laboratory testing equipment. He previously served as a director of Tyson Foods, Inc., an integrated processor of food products, until 2015; as director of Emdeon Business Services LLC and EBS Master, a provider of healthcare revenue and payment cycle solutions, until 2011; as a director of Transaction Systems Architects, Inc., a supplier of electronic payment software products and network integration solutions, until 2007; and as the President and Co-Chief Executive Officer of the Transaction Services Division of WebMD Corporation (formerly Envoy Corporation), an internet healthcare services company, from 1995 to 2001. Prior to 1995 he served as Envoy Corporation’s Executive Vice President, Secretary and General Counsel.

Mr. Kever brings to our Board wide experience in operations, finance and executive management.

		1996	64

Charles G. McClure, Jr.

Mr. McClure has served as a Managing Partner of Michigan Capital Advisors since 2014 and has more than 35 years of experience in the transportation industry. Prior to founding Michigan Capital Advisors, Mr. McClure served as Chairman of the Board, CEO and president of Meritor, Inc. from 2004 through 2013. From 2002 through 2004, Mr. McClure served as CEO, president and member of the Board of Federal Mogul Corp. Mr. McClure joined Federal Mogul in 2001 as president, COO and a member of the Board. Before joining Federal Mogul, Mr. McClure served as president, CEO and a member of the Board of Detroit Diesel. He joined Detroit Diesel in 1997 after 14 years in a variety of management positions with Johnson Controls.

Mr. McClure currently sits on the Boards of DTE Energy and Penske Corporation. He previously sat on the Boards of R.L. Polk, General Cable Corporation and Remy International. He is an Ex-Officio member of the Executive Committee of the Detroit Regional Chamber of Commerce and a past Chair of the Chamber. Additionally, McClure is a member of the Board of Trustees of Henry Ford Health Systems, Board of Directors of Invest Detroit and a member of Business Leaders for Michigan.

Mr. McClure brings to our Board broad experience in operations and executive management and significant expertise in the automotive industry, a key vertical for our Company.

		2017	63

Name	Business Experience	Director Since	Age
G. Walter Loewenbaum, II	Mr. Loewenbaum has served as the Chairman of the Board of Directors of the Company since 1999. Mr. Loewenbaum also serves as the Chairman of the Board of Luminex Corporation, a manufacturer of laboratory testing equipment. Mr. Loewenbaum brings to our Board wide experience in operations, finance and executive management and, as a major stockholder, perspective on strategy and growth for the benefit of our stockholders.	1999	72

Kevin S. Moore	Mr. Moore has been with The Clark Estates, Inc., a private investment firm and a major company stockholder, for more than 20 years, where he is currently President and a director. He is also a director of Aspect Holdings, LLC, The Clark Foundation and the National Baseball Hall of Fame & Museum, Inc. and Vice Chairman of the Board of Trustees of Mary Imogene Bassett Hospital. Mr. Moore brings to our Board wide experience in operations, finance and executive management and, as President of a major stockholder, perspective on strategy and growth for the benefit of our stockholders.	1999	62

Jeffrey Wadsworth

Dr. Wadsworth has served as President and Chief Executive Officer of Battelle, the world’s largest independent research and development enterprise (“Battelle”), since January 2009. He formerly was Executive Vice President, Global Laboratory Operations at Battelle, Director of Oak Ridge National Laboratory and Chief Executive Officer and President of UT-Battelle LLC and Senior Vice President for U.S. Department of Energy Science Programs at Battelle.

Previously, he was director of Homeland Security Programs at Battelle and part of the White House Transition Planning Office for the newly formed U.S. Department of Homeland Security. From 1992 to 2002, Dr. Wadsworth was at the Lawrence Livermore National Laboratory in Livermore, California, where from 1995 he was Deputy Director for Science and Technology. Prior to that, he was with Lockheed Missiles and Space Company, Research and Development Division. He was elected to the U.S. National Academy of Engineering in 2005, has been elected Fellow of three technical societies, and holds numerous awards and honors. Dr. Wadsworth currently serves on the board of directors of Carpenter Technologies and on the board of trustees at The Ohio State University.

Dr. Wadsworth brings to our Board a strong background in the defense industry and significant leadership experience in the research and development arena, particularly with respect to innovation and strategy matters.

		2017	66

CORPORATE GOVERNANCE MATTERS

Our Board of Directors is committed to sound and effective corporate governance practices, to diligently exercising its oversight responsibilities with respect to our business and affairs consistent with the highest principles of business ethics, and to meeting the corporate governance requirements that apply to us.

Corporate Governance Guidelines

In 2004, the Board adopted Corporate Governance Guidelines that address various governance matters, including, among others, the functions of the Board, Board committees, director qualification standards and the director nomination process; director responsibilities; director access to management and independent advisors; director stock ownership; director orientation and continuing education; management succession; and an annual performance evaluation of the Board. The Governance Committee, discussed below, is responsible for overseeing these Guidelines, periodically assessing their adequacy and modifying them to meet new circumstances. These Guidelines were most recently revised and approved by the Board of Directors as of May 17, 2016, and they are posted on our website at www.3DSystems.com under “Investor Relations” and then under “Corporate Governance.”

Director Independence

Nine of our 12 directors are independent directors. Under the corporate governance standards of the New York Stock Exchange (the “NYSE”), at least a majority of our directors, and all of the members of the Audit Committee, Compensation Committee and Governance Committee, must meet the test of “independence.” The NYSE standards provide that, to qualify as an “independent” director, in addition to satisfying certain bright-line criteria, the Board must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). The Board has affirmatively determined that Messrs. Curran, Humes, Kever, Loewenbaum, McClure, Moore and Wadsworth satisfy the bright-line criteria of the listing standards of the NYSE and that they have no material relationships with us. The Board also affirmatively determined that Mr. Van Riper and Ms. Welke, each of whom are not standing for re-election to the Board at the Annual Meeting, are independent. In making its determination, the Board and the Governance Committee reviewed the related party transactions relating to Mr. Humes that are disclosed on page 17 of this Proxy Statement, and the following relationships:

Mr. Joshi, our Chief Executive Officer (“CEO”), and Mr. Chuck Hull, one of our founders and our Chief Technology Officer, are also executive officers of the Company and as such are not independent directors.

Mr. Erickson, who was appointed to the Board on November 17, 2015, was party to a consulting agreement with the Company in 2016, as described further on page 17 of this Proxy Statement, and, as such, is not an independent director.

Risk Responsibility and Oversight

Consistent with Delaware law, our business is managed by our officers under the direction and oversight of the Board of Directors. In this regard, our management, including our corporate officers, is responsible for the day-to-day management of the risks facing us, including macroeconomic, financial, strategic, operational, public reporting, legal, regulatory, political, compliance, and reputational risks. They carry out this responsibility through a coordinated effort among themselves in the management of our business.

In exercising its oversight responsibilities, as permitted by law, the Board receives and relies on reports and other information provided by management, reviews and approves matters that it is required or permitted to approve by law or our Certificate of Incorporation or By-Laws, each as amended, and receives information relating to, and enquires into, such other matters as it deems appropriate, including our business plans, prospects and performance, succession planning, risk management and other matters for which it has oversight responsibility. The Board carries out its general oversight responsibility both by acting as a whole as well as through its committees. Among other things, the Board as a whole periodically reviews our processes for identifying, ranking and assessing risks that affect our organization as well as the output of those processes. The

Board as a whole also receives periodic reports from our management on various risks, including risks of the types mentioned above facing our businesses, risks presented by transactions that are presented to the Board for approval and risks arising out of our corporate strategy.

As discussed below, the Board also maintains several standing committees with oversight responsibility for various Board functions. Although the Board has ultimate responsibility for overseeing risk, its standing committees perform certain of its oversight responsibilities. For example, in accordance with its charter, the Audit Committee engages in ongoing discussions regarding major financial and accounting risk exposures and the process and system employed to monitor and control such exposures. In addition, consistent with its charter, the Audit Committee engages in periodic discussions with management concerning the process by which risk assessment and management are undertaken, and it exercises oversight with regard to the risk assessment and management processes related to, among other things, internal controls, credit, capital structure, liquidity and insurance programs. In carrying out these responsibilities, the Audit Committee, among other things, regularly reviews with the Internal Audit Director the audits or assessments of significant accounting and audit risks conducted by Internal Audit personnel based on their audit plan, and the committee regularly meets in executive sessions with the Internal Audit Director. The Audit Committee also regularly reviews with management our internal control over financial reporting, including any significant deficiencies or material weaknesses. As part of these reviews, the Audit Committee reviews steps taken by management to monitor, control and mitigate risks. The Audit Committee also regularly reviews with the Chief Legal Officer significant legal, regulatory and compliance matters that could have a material impact on our financial statements or business. Finally, from time to time executives who are responsible for managing particular risks report to the Audit Committee on how those risks are being controlled and mitigated.

Other Board committees also exercise responsibility to oversee risk within their areas of responsibility and expertise. For example, as noted in the section below entitled “Risk Assessment of Compensation Policies and Practices,” the Compensation Committee oversees risk assessment and management with respect to our compensation policies and practices, and it exercises oversight with respect to our 401(k) plan.

In those cases in which committees have risk oversight responsibilities, the Chairs of the committees regularly report to the full Board the significant risks facing the Company, as identified by management, and the measures undertaken by management for controlling and mitigating those risks.

Risk Assessment of Compensation Policies and Practices

We have reviewed our material compensation policies and practices and have concluded that these policies and practices are not reasonably likely to have a material adverse effect on us. Specifically, our compensation programs contain many design features that mitigate the likelihood of inducing behavior that may be considered as excessive risk-taking. These features include:

•	a balance of fixed and variable compensation, with variable compensation tied to defined objectives that are approved by the Compensation Committee;

•	reasonable goals and objectives in our incentive programs;

•	payouts to highly compensated employees and officers modified based upon individual performance, as assessed by management and approved by the Compensation Committee;

•	the Compensation Committee’s ability to exercise downward discretion in determining incentive program payouts; and

•	the requirement that all conduct be in compliance with our Codes of Conduct and Ethics as a condition to the receipt of any incentive compensation.

Based on the foregoing, we believe that our compensation policies and practices do not create inappropriate or unintended risks. We also believe that our incentive compensation arrangements do not provide incentives that encourage risk-taking beyond our ability to effectively identify and manage significant risks, are compatible with effective internal controls and our risk management practices, and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

Board Leadership Structure

The Board has separated the position of its Chairman from the position of CEO. As noted above, Mr. Loewenbaum, an independent director, serves as Chairman of the Board of Directors, a position that he has held since 1999.

Nevertheless, we do not have a policy regarding whether the Chairman and CEO roles should be combined or separated. Rather, our Board of Directors prefers to retain flexibility to choose its leadership structure and Chairman in any way that it deems best for us at any given time. The Board periodically reviews the appropriateness and effectiveness of its leadership structure given numerous factors. Currently, the Board believes that it is appropriate for Mr. Loewenbaum to remain as Chairman given his independence as a director, his background and experience and his significant holdings of our Common Stock, which enable him to reflect the views of stockholders in the deliberations of the Board of Directors. With the foregoing in mind, the Board believes that the current Board leadership structure has promoted decisive leadership, ensured clear accountability and enhanced our ability to communicate with a consistent voice to stockholders, customers, employees and other stakeholders. The Board also believes that it has assisted in the efficient conduct of Board meetings as the directors discuss key business and strategic matters and other critical issues.

While the Board believes that the separation of the positions of Chairman and CEO has been beneficial to the Company, the Board does not view any particular Board leadership structure as being preferable to any other. Accordingly, in the event that any future change in the Board’s leadership structure occurs (which the Board does not currently expect to happen), the Board will take such actions with respect to its leadership structure as it then considers to be appropriate.

Succession Planning

We maintain a succession plan for the position of CEO and other executive officers. To assist the Board with this requirement, the CEO annually leads the Board of Directors in a discussion of CEO and senior management succession. The annual review includes an evaluation of the requirements for the CEO and each senior management position and an examination of potential permanent and interim candidates for CEO and senior management positions. Consistent with this plan, following the departure of Mr. Reichental, on October 29, 2015, the Board of Directors appointed Andrew M. Johnson as the Company’s President and CEO on an interim basis. The Board charged its Executive Committee with leading the search for a permanent CEO, which it successfully accomplished with the hiring of Mr. Joshi on April 1, 2016. During the interim period, the Board also established an Executive Management Committee comprised of senior members of management to provide ongoing leadership and to support companywide operations and strategic initiatives.

Director Emeritus Program

Our Board has created a Director Emeritus program to avail itself of the counsel of retiring directors who have made and can continue to make a unique contribution to the deliberations of the Board. Under the program, the Board may, at its discretion, designate a retiring director as Director Emeritus for a period of one year. A Director Emeritus may provide advisory services as requested from time to time and may be invited to attend meetings of the Board or its committees, but may not vote, be counted for quorum purposes or have any of the duties or obligations imposed on our directors or officers under applicable law or otherwise be considered a director. Following Mr. Van Riper’s retirement at the Annual Meeting, our Board has requested that he serve, and he has agreed to serve, as a Director Emeritus for a one-year term, effective as of the date of the Annual Meeting. Mr. Van Riper will receive $100,000 in compensation for his service as Director Emeritus and will be reimbursed his expenses in connection with his attendance of Board or Committee meetings.

Meetings and Meeting Attendance

During 2016, the Board of Directors held 16 meetings. In 2016, each member of the Board of Directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors held during the period for which he or she has been a director and of the committees of the Board on which he or she served during the periods that he or she served. A discussion of the number of committee meetings held during 2016 appears below.

The Board holds executive sessions with only independent directors in attendance at its regular meetings and at other meetings when circumstances warrant those sessions. The CEO, any other non-independent director and other members of management are excused from these executive sessions. The Chairman of the Board or the Chairman of the Governance Committee presides over such independent sessions of the Board.

We encourage, but do not require, all incumbent directors and director nominees to attend our annual meetings of stockholders. All of the directors then in office attended our 2016 Annual Meeting of Stockholders.

Committees of the Board of Directors

The Board of Directors maintains an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and an Executive Committee as standing committees of the Board. The current members of all NYSE-required committees are independent directors.

Each of these committees operates under a written charter that has been approved by the Board and is posted on our website. See “Availability of Information” on page 17 of this Proxy Statement. Each of these committees periodically reviews its written charter and updates its charter as necessary.

The table below provides membership information for each of the Board’s standing committees as of the date of this Proxy Statement.

Director Name	Audit Committee		Compensation Committee		Corporate Governance and Nominating Committee		Executive Committee
William E. Curran	X	*			X		X
Thomas W. Erickson							X	*
Charles W. Hull
William D. Humes	X
Vyomesh I. Joshi							X
Jim D. Kever					X	*	X
G. Walter Loewenbaum, II							X
Charles G. McClure, Jr.
Kevin S. Moore	X		X	*			X
Daniel S. Van Riper	X		X
Jeffrey Wadsworth
Karen E. Welke			X		X

*	Chairperson

Audit Committee

In addition to the risk oversight matters discussed above, the principal responsibilities of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities for:

•	monitoring our systems of internal accounting and financial controls;

•	our public reporting processes;

•	the retention, performance, qualifications and independence of our independent registered public accounting firm;

•	the performance of our internal audit function;

•	the annual independent audit of our consolidated financial statements;

•	the integrity of our consolidated financial statements; and

•	our compliance with legal and regulatory requirements.

The Audit Committee has the ultimate authority and responsibility to select, evaluate and approve the terms of retention and compensation of, and, where appropriate, to replace our independent registered public accounting firm, subject to ratification of the selection of that public accounting firm by our stockholders at the Annual Meeting.

The Board of Directors has determined that each member of the Audit Committee is an “audit committee financial expert” as defined in the regulations of the Securities and Exchange Commission and, therefore, meets the requirement of the listing standards of the NYSE of having accounting or related financial management expertise. Each of the Audit Committee members also meets the heightened standards of independence applicable to audit committee members as prescribed by the Securities and Exchange Commission.

The Audit Committee held nine meetings in 2016. It also held private sessions with our independent registered public accounting firm and the Internal Audit Director at several of its meetings. Our Internal Audit Director reports to the Chairman of the Audit Committee.

The report of the Audit Committee is set forth beginning on page 58 of this Proxy Statement.

Compensation Committee

In addition to the risk oversight matters discussed above, the principal responsibilities of the Compensation Committee are to:

•	determine the compensation of our CEO (the CEO may not be present during voting or deliberations regarding his compensation);

•

determine the compensation of all of our other executive officers, each direct report of the CEO, and any of our other employees or employees of any of our subsidiaries who have a base annual salary of $300,000 or more;

•	administer our equity compensation plans and authorize the issuance of shares of Common Stock and other equity instruments under those plans; and

•	perform the duties and responsibilities of the Board of Directors under our 401(k) Plans.

Each of the Compensation Committee members also (1) meets the heightened standards of independence applicable to compensation committee members as prescribed by the NYSE, (2) is a “Non-Employee Director” for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and (3) is an “Outside Director” for purposes of Section 162(m) of the Internal Revenue Code, as amended (the “Code”). The Compensation Committee held 13 meetings in 2016, in addition to various unanimous consents.

The report of the Compensation Committee appears on page 35 of this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

None of our current executive officers served during 2016 as a director of any entity with which any of our outside directors is associated or whose executive officers served as one of our directors, and none of the members of the Compensation Committee has been an officer or employee of the Company or any of our subsidiaries.

Corporate Governance and Nominating Committee

The principal responsibilities of the Governance Committee are to:

•	assist the Board in identifying individuals qualified to become Board members;

•	recommend to the Board nominees to be elected at annual meetings of stockholders;

•	fill vacancies or newly created directorships at other times;

•	recommend to the Board the corporate governance guidelines applicable to the Company;

•	lead the Board in its reviews of the performance of the Board and its committees; and

•	recommend to the Board nominations of the directors to serve on each committee.

The Governance Committee held six meetings in 2016.

Executive Committee

The principal responsibilities of the Executive Committee are to function on behalf of the Board of Directors during intervals between meetings of the Board, to the extent permitted by law, and to guide our strategic planning.

The Executive Committee held two meetings in 2016.

Stockholdings of Directors

Among the factors considered under our “Qualifications for Nomination to the Board” discussed above is an expectation that each director will hold during his or her term of office a meaningful number of shares of our Common Stock. Several of our directors beneficially own substantial numbers of shares of our Common Stock. See “Director Compensation” and “Security Ownership of Certain Beneficial Owners and Management” below.

Stockholder Communications with the Board of Directors

Stockholders and other interested persons may communicate with the Board by sending an email to BoardofDirectors@3DSystems.com or by sending a letter to the Board of Directors of 3D Systems Corporation, c/o Corporate Secretary, 333 Three D Systems Circle, Rock Hill, South Carolina 29730.

We believe that providing a method for interested parties to communicate directly with our independent directors, rather than to the full Board, provides a more confidential, candid and efficient method of relaying any interested party’s concerns or comments. The presiding director of independent executive sessions of directors is the Chairman of the Board. The Chairman may be contacted by any party by sending a letter to the Chairman of the Board of Directors of 3D Systems Corporation, c/o Corporate Secretary, 333 Three D Systems Circle, Rock Hill, South Carolina 29730.

All communications must contain a clear notation indicating that they are a “Stockholder-Board Communication” or a “Stockholder-Director Communication” and must identify the author.

The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual director or directors to whom the communication is directed. We reserve the right not to forward any communication that is hostile, threatening or illegal, does not reasonably relate to the Company or its business or is similarly inappropriate. The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.

We also welcome communications from our stockholders that are consistent with applicable law and are initiated through our Vice President, Investor Relations, who may be contacted at (803) 326-4010 or Investor.Relations@3dsystems.com.

Proxy Access

In December 2016, following the receipt of a stockholder proposal and input received from our stockholders, the Board amended the Company’s By-Laws to adopt proxy access bylaws that permit up to 20 stockholders owning 3% or more of our Common Stock continuously for a period of at least 3 years to nominate up to the greater of two directors and 20% of the Board and include these nominees in our proxy materials.

Code of Conduct and Code of Ethics

Our Code of Conduct applies to all of our employees worldwide, including all of our officers. We separately maintain a Code of Ethics that applies to our CEO, Chief Financial Officer, principal accounting officer (which is currently the Chief Financial Officer), Controller and all other senior financial executives and to directors of the Company when acting in their capacity as directors.

These documents are designed to set high standards of business conduct and ethics for our activities and to help directors, officers and employees resolve ethical issues. The purpose of our Code of Conduct and our Code of Ethics is to provide assurance to the greatest possible extent that our business is conducted in a consistently legal and ethical manner. Employees may submit concerns or complaints regarding ethical issues on a confidential basis by means of a toll-free telephone call to an assigned voicemail box. We investigate all concerns and complaints.

We intend to disclose amendments to, or waivers from, any provision of the Code of Ethics that applies to our CEO, Chief Financial Officer, principal accounting officer or Controller and persons performing similar functions and that relates to any element of the Code of Ethics described in Item 406(b) of Regulation S-K by posting such information on our website. See “Availability of Information” on page 17 of this Proxy Statement. There have been no such waivers since the date of the proxy statement for our 2016 Annual Meeting.

Related Party Transaction Policy and Procedures

In addition to the provisions of our Code of Conduct and Code of Ethics that deal with conflicts of interest and related-party transactions, we have adopted a Related Party Transaction Policy that is designed to confirm our position that related-party transactions should be avoided except when they are in our interests and to require that certain types of transactions that may create conflicts of interest or other relationships with related parties are approved in advance by the Board of Directors and a committee composed of directors who are independent and disinterested with respect to the matter under consideration. This policy applies to transactions meeting the following criteria:

•	the amount involved will or may be expected to exceed $120,000 in any calendar year;

•	we or any of our subsidiaries would be a participant; and

•

any person who is or was in the current or immediately preceding calendar year an executive officer, director, director nominee, greater than five percent beneficial owner of our Common Stock, or immediate family member of any of the foregoing, has or will have a direct or indirect interest.

In adopting this policy, the Board reviewed certain types of transactions and deemed them to be pre- approved even if the amount involved exceeds $120,000. These types of transactions include:

•

employment arrangements with executive officers where such executive officer’s employment in that capacity and compensation for serving as an executive officer has been approved by the Board, the Compensation Committee or another committee of independent directors;

•	director compensation arrangements where such arrangement has been approved by the Governance Committee (or another committee of independent directors) and the Board;

•

awards to executive officers and directors under compensatory plans and arrangements pursuant to our Amended and Restated 2004 Incentive Stock Plan (the “2004 Incentive Stock Plan”), our 2015 Incentive Plan (together with the 2004 Incentive Stock Plan, the “Plans”) and our 2004 Restricted Stock Plan for Non-Employee Directors (the “Directors Stock Plan”), the exercise by any executive officer or director of any previously awarded stock option that is exercised in accordance with its terms and any grants or awards made to any director or executive officer under any other equity compensation plan that has been approved by our stockholders;

•

certain transactions with other companies where a related party has a de minimis relationship (as described in the policy) with the other company and the amount involved in the transaction does not exceed the lesser of $500,000 or two percent of the other company’s total annual revenue;

•

charitable contributions made by us to a charitable organization where a related party has a de minimis relationship and the amount involved does not exceed the lesser of $10,000 or two percent of the charitable organization’s total annual receipts and charitable contributions under any matching program maintained by us that is available on a broad basis to employees generally; and

•	other transactions where all security holders receive proportional benefits.

Under the terms of our Related Party Transaction Policy, when considering whether to approve a proposed related party transaction, factors to be considered include, among other things, whether such transaction is on terms no more favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. A copy of our Related Party Transaction Policy is posted on our website. See “Availability of Information” on page 17 of this Proxy Statement.

One of our directors, Mr. Humes, served as the Chief Financial Officer of Ingram Micro until December 2016. During 2016, we sold approximately $129,000 worth of products to Ingram Micro, which is one of our distributors. Mr. Humes did not receive any material benefit from these transactions.

On January 21, 2016, the Board approved a Consulting Agreement (the “Consulting Agreement”) between the Company and ECG Ventures, Inc., a consulting company owned by one of our directors, Mr. Erickson. The Consulting Agreement provided that Mr. Erickson would provide strategic and management consulting services to the Company in exchange for $75,000 a month plus reimbursement of expenses. In connection with the Consulting Agreement, Mr. Erickson was also awarded 25,000 shares of restricted stock that vested as scheduled on December 31, 2016. This agreement was terminated on May 1, 2016, Mr. Erickson having earned $318,750 under the agreement in addition to the restricted stock grant.

Policy on Hedging Transactions

Since 2005, our Insider Trading Policy has contained provisions that prohibit anyone who is employed by or associated with us from engaging in short-term or speculative transactions in our securities. This policy includes within its coverage short sales, which for directors and executive officers of the Company are prohibited by Section 16(c) of the Exchange Act. It also prohibits transactions in publicly traded options, such as puts, calls and other derivative securities, or other hedging transactions on a securities exchange or other organized market. Our Insider Trading Policy requires that our directors and executive officers pre-clear any transactions in our securities with our Chief Legal Officer or Assistant General Counsel.

Clawbacks of Incentive Compensation

As part of its Corporate Governance Guidelines, the Board has adopted a policy on the clawback of incentive compensation. We are pleased that it has not been necessary for us to invoke this policy. Under the terms of this policy, if the Board or an appropriate Board committee has determined that any fraud or intentional misconduct by one or more executive officers caused, directly or indirectly, the Company to restate its financial statements, subject to applicable law, the Board will take, in its sole discretion, such action as it deems necessary to remedy the misconduct and prevent its recurrence. The Board, subject to applicable law, may require reimbursement of any bonus or cash or equity incentive compensation awarded to such officers and/or effect the cancellation of unvested restricted stock or outstanding stock option awards previously granted to such officers in the amount by which such compensation exceeded any lower payment that would have been made based on the restated financial results.

In addition, each award granted under the 2015 Incentive Plan is subject to the condition that we may require that such award be returned, and that any payment made with respect to such award must be repaid, if such action is required under the terms of any recoupment or “clawback” policy of ours as in effect on the date that the payment was made, or on the date the award was granted or exercised or vested or earned, as applicable.

The Board recognizes that the Dodd-Frank legislation enacted in 2010 may, following rule making, require some modification of these policies. The Board intends to review any rules adopted as a result of that legislation and to adopt any modifications to these policies that become required by applicable law.

Availability of Information

As noted above:

•

The Board of Directors has adopted a series of corporate governance documents, including Corporate Governance Guidelines, a Code of Conduct for our employees, a Code of Ethics for Senior Financial Executives and Directors and a Related Party Transaction Policy; and

•	Each standing committee of the Board operates under a written charter that has been approved by the Board.

Each of these documents is available online and can be viewed on our website by going to www.3DSystems.com and clicking on “About,” then “Investor Relations,” then “Governance” and then selecting the appropriate document from the list on the web page.

DIRECTOR COMPENSATION

Director Compensation for 2016

The following table sets forth information concerning all compensation of each of our non-employee directors for their services as a director during the year ended December 31, 2016.

	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
G. Walter Loewenbaum, II	300,000	99,991	—	399,991
William E. Curran	130,250	99,991	—	230,241
Peter H. Diamandis(3)	20,750	—	—	20,750
Thomas W. Erickson	109,946	292,741	318,750	870,937
William D. Humes	105,000	99,991	—	204,991
Jim D. Kever	85,250	99,991	—	185,241
Kevin S. Moore	133,125	99,991	—	233,116
Daniel S. Van Riper	121,500	99,991	—	221,491
Karen E. Welke	96,375	99,991	—	196,366

(1)	Represents the aggregate grant date fair value of the restricted stock awards granted in 2016 to each director computed in accordance with stock-based accounting rules (Financial Standards Accounting Board (“FASB”) ASC Topic 718). The value of the restricted stock awards is determined by multiplying the number of shares awarded by the closing price of our Common Stock on the date of grant. The amounts in this column include awards of 3,000 shares of Common Stock made to directors in office under the Directors Stock Plan on May 17, 2016 minus the $3.00 purchase price for the shares covered by each award paid by the recipients. The amounts in this column also include awards of 4,824 shares of Common Stock made to directors in office under the 2015 Incentive Plan on May 17, 2016. Such awards were valued based on the closing market price of our Common Stock ($12.78 per share) on May 17, 2016, the date of grant. Also included is an award of 25,000 shares of Common Stock made to Mr. Erickson on February 1, 2016 pursuant to the Consulting Agreement between the Company and ECG Ventures, Inc., which is described in greater detail in “Related Party Transaction Policy and Procedures” above. Such award was valued based on the closing market price of our Common Stock ($7.71 per share) on February 1, 2016.

(2)	The total amount paid to Mr. Erickson reflected in this column represents $318,750 in cash earned pursuant to the Consulting Agreement between the Company and ECG Ventures, Inc.

(3)	Mr. Diamandis did not stand for re-election as a member of the Board at the Company’s 2016 Annual Meeting of Stockholders. The amounts shown reflected prorated fees Mr. Diamandis earned for service during the portion of 2016 during which he served as a director.

Directors’ Fees

Director compensation is set by the Board, based upon the recommendation of the Governance Committee. We pay the following cash compensation to our non-employee directors:

•	Mr. Loewenbaum, as the Chairman of the Board of Directors, receives a fee of $300,000 per annum for serving as Chairman.

•	Non-employee directors (other than the Chairman of the Board) receive an annual retainer of $50,000.

•	Each member of the Audit Committee (other than its Chairman) receives a $10,000 annual retainer.

•	The Chairman of the Audit Committee receives an annual retainer of $30,000.

•	The Chairman of the Compensation Committee receives an annual retainer of $10,000.

•	The Chairman of the Governance Committee receives an annual retainer of $5,000.

•	The following meeting fees are paid to non-employee directors other than the Chairman of the Board:

•	A meeting fee of $2,000 for each regular or special Board meeting attended.

•	Members of the Audit Committee receive a fee of $2,000 for each committee meeting attended on a day other than a day on which the Board is holding a regularly scheduled Board meeting.

•

For meetings of other standing committees of the Board, members of those committees receive a fee of $1,500 for each committee meeting attended on a day other than a day on which the Board is holding a regularly scheduled Board meeting.

•

For meetings of any standing committee of the Board attended by a member of such committee on a day on which the Board is holding a regularly scheduled Board meeting, attendees receive 50% of the meeting fee that would otherwise be payable to such director.

•	A director who attends by invitation a meeting of a committee that he or she is not a member of is similarly entitled to receive a meeting fee.

As discussed below, non-employee directors are entitled to annual equity awards. Directors are also entitled to be reimbursed for their expenses of attendance at meetings of the Board of Directors or its committees.

Directors who are employees of the Company (Mr. Joshi and Mr. Hull) receive no additional compensation for service as a director.

Directors Stock Plan

Under the Directors Stock Plan, which our stockholders approved in May 2004, each director who is neither one of our officers or employees nor an officer or employee of any of our subsidiaries or affiliates (referred to in the Directors Stock Plan as a “Non-Employee Director”) is eligible to receive grants of Common Stock, as follows:

•

Annual Grants.    Upon the adjournment of each annual meeting of the stockholders, each Non- Employee Director who has been elected a director at that annual meeting receives a grant of 3,000 shares of Common Stock.

•

Interim Grants.    Any Non-Employee Director who is first elected a director other than at an annual meeting receives on the date of election a pro rata portion of the annual grant that the director would have received if elected at the preceding annual meeting.

•	Initial Grants. Each newly elected Non-Employee Director receives an initial grant of 1,000 shares of Common Stock when he or she is first elected to the Board.

Notwithstanding the stock grant amounts described above, the Directors Stock Plan limits the value of any award of shares made to an eligible director to $100,000 valued on the date of the award.

As a condition of each award under the Directors Stock Plan, each participant is required to pay an issue price equal to the $0.001 par value per share of Common Stock issued under the Directors Stock Plan, to execute an agreement to hold the shares covered by such grant in accordance with the terms and conditions of the Directors Stock Plan (including, without limitation, restrictions on transferability provided for in the Directors Stock Plan) and to comply with certain other terms and conditions of the grant. Except in limited circumstances provided for in the Directors Stock Plan, a Non-Employee Director is not permitted to sell, transfer, pledge or otherwise dispose of shares of Common Stock awarded under the Directors Stock Plan as long as (a) the Non-Employee Director remains a director of the Company or (b) a change of control as provided for in the Directors

Stock Plan has not occurred. Non-Employee Directors who hold shares of Common Stock under the Directors Stock Plan are entitled to voting rights and any dividends paid with respect to such shares. Shares of Common Stock issued under the Directors Stock Plan are fully vested when issued. Excluding grants to newly-elected directors, the Directors Stock Plan limits the number of equity awards that may be granted to any director in a single year to 3,000 shares.

The Directors Stock Plan authorizes the issuance of up to 600,000 shares of Common Stock for awards under the Directors Stock Plan, subject to further adjustment in the event of changes in the Common Stock by reason of any stock dividend, stock split, combination of shares, reclassification, recapitalization, merger, consolidation, reorganization or liquidation. At December 31, 2016, 82,219 shares of Common Stock remained available for issuance under this Directors Stock Plan.

The Directors Stock Plan does not prevent the Board of Directors from exercising its authority to approve the payment of additional fees to members of the Board of Directors, to adopt additional plans or arrangements relating to the compensation of directors or to amend the existing cash fees paid to directors.

2015 Incentive Plan

Non-Employee Directors are also eligible to receive grants of Common Stock under the 2015 Incentive Plan, which was approved by our stockholders in May 2015. Subject to adjustment from time to time pursuant to Section 3(a) of the 2015 Incentive Plan, not more than 10,000 shares of Common Stock, in the aggregate, may be made subject to awards under the 2015 Incentive Plan in respect of any Non-Employee Director during any year; provided, however, that up to 50,000 shares of Common Stock, in the aggregate, may be made subject to awards under the 2015 Incentive Plan during any year in respect of any Non-Employee Director who also provides consulting or other services to the Company in addition to the services provided as a member of the Board.

2016 Director Equity Awards

Director equity compensation is set by the Board, based upon the recommendation of the Governance Committee. Effective May 16, 2016, the Board revised the equity compensation policy for Non-Employee Directors to provide for annual grants of restricted stock to each director equal to the lesser of (i) 10,000 shares of Common Stock and (ii) $100,000 in total value of the shares of Common Stock. Pursuant to this policy our Non-Employee Directors were granted restricted stock awards with a value of $100,000 in 2016. Because our Directors Stock Plan limits the number of equity awards that may be granted to any director in a single year to 3,000 shares, equity awards granted to our directors in 2016 were made under both our Directors Stock Plan and our 2015 Incentive Plan. In 2016, each director received a grant of 3,000 shares under the Directors Stock Plan and a grant of 4,824 shares under the 2015 Incentive Plan. All shares of Common Stock issued to directors as compensation for their services as directors are fully vested when issued. Mr. Erickson’s grant of 25,000 shares pursuant to the Consulting Agreement between the Company and ECG Ventures, Inc., was made under the 2015 Incentive Plan and vested in full on December 31, 2016.

EMPLOYEE COMPENSATION MATTERS

We maintain a compensation program for all of our employees that is based upon the following objectives:

•	to attract employees, and retain current employees, with the skills and attributes that we need to promote the growth and success of our business;

•	to motivate our employees to achieve our strategic objectives;

•	to reward performance that benefits our goals and objectives;

•	to create an alignment of interests between our employees and our stockholders; and

•	to encourage our employees to conduct themselves in accordance with our values and Code of Conduct.

We use the same principles in attracting and retaining our executives. In 2017, we established a consistent and unified market-based job architecture that now serves as the framework for all employee compensation decisions company-wide.

All of our employees receive either fixed annual salaries or hourly wages for their services. Certain of them, including our executive officers, participate in annual incentive compensation programs that are approved by the Board of Directors or its committees as part of our annual budgeting process, and participants in those programs have fixed incentive compensation targets that are approved in advance. See “Executive Compensation” below. Other employees receive commissions at pre-established rates based on their sales or related customer activities that are intended to provide incentives to their achieving previously approved sales or service objectives.

Except with respect to his own compensation, our CEO oversees our employee compensation programs and makes recommendations to the Compensation Committee with respect to the compensation of each of his direct reports and other employees with base annual salaries of $300,000 or more. Generally, the manager of each reporting unit is annually allocated a salary pool for such reporting unit, and the manager determines how to allocate this pool among the employees in the reporting unit. Beginning with the 2017 fiscal year, we expect that our annual incentive pool, if funded, will be allocated similarly among reporting units for reporting unit managers to allocate among the employees in such reporting unit. Our CEO establishes target incentive bonuses for the current calendar year for each of his direct reports, and the manager of each reporting unit establishes target incentive bonuses for the current calendar year for each employee in the reporting unit eligible to participate in the annual incentive program. All employee compensation decisions by the CEO and reporting unit managers are now guided by the market-based job architecture established in 2017.

As discussed above under “Corporate Governance Matters – Risk Assessment of Compensation Policies and Practices”, we believe that our compensation practices do not create inappropriate or unintended risks and that any such risks that do exist are not reasonably likely to result in a material adverse effect on us. We endeavor to manage any of these risks that may arise through our system of internal financial and operational controls and our Board and management oversight processes.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides detailed information and analysis regarding the compensation of our named executive officers as reported in the Summary Compensation Table and other tables located in the “Executive Compensation” section of this proxy statement.

Our Named Executive Officers (“NEOs”) for 2016

Name	Title
Vyomesh I. Joshi	President. Chief Executive Officer and Director
John N. McMullen	Executive Vice President and Chief Financial Officer
David R. Styka	Former Executive Vice President and Chief Financial Officer
Charles W. Hull	Executive Vice President and Chief Technology Officer
Andrew M. Johnson	Executive Vice President, Chief Legal Officer and Secretary
Kevin P. McAlea	Executive Vice President and General Manager, Metals & Healthcare

Say-on-Pay

The Dodd-Frank legislation enacted in 2010 provides stockholders with an advisory vote (“say-on-pay”) on the compensation of a company’s named executive officers. We currently hold this say-on-pay vote every three years. At the 2014 Annual Meeting, the last time we held this say-on-pay vote, 82% of the votes cast on this proposal approved the compensation of our NEOs on an advisory basis. The Compensation Committee considered these results in its design of our executive compensation program for 2016 and will consider the results of future advisory votes on executive compensation as our compensation philosophy continues to evolve and compensation decisions are made each year. As noted in Proposal Three, which is an advisory vote on the frequency of future advisory votes on executive compensation, our Board of Directors is recommending that our stockholders approve an annual frequency for such futures advisory votes so that our stockholders will have an annual opportunity to provide feedback to our Board of Directors on our executive compensation practices.

Transitions Involving our Named Executive Officers

In October 2015, Avi Reichental, our former President and CEO, left the Company after 12 years of service. In connection with his departure, the Board of Directors appointed Andrew M. Johnson as the Company’s President CEO on an interim basis. The Board charged its Executive Committee with leading the search for a permanent CEO, which it successfully accomplished with the hiring of Vyomesh I. Joshi on April 1, 2016. On July 1, 2016, John N. McMullen was appointed as our Executive Vice President and Chief Financial Officer. In connection with Mr. McMullen’s appointment, David R. Styka, who had served as our Executive Vice President and Chief Financial Officer since May 14, 2015, assumed the role of Senior Vice President, Transformation Project Management Office. Mr. Styka’s employment with the Company ended effective March 31, 2017; however, Mr. Styka is expected to continue to provide consulting services to the Company through March 2018.

Executive Summary

2016 was a transformational year for the Company. Since Mr. Joshi’s appointment as CEO in April, the Company has developed a new, market-based business strategy that focuses on enabling digital manufacturing workflows in key verticals. In connection with Mr. Joshi’s appointment and the shift in our business strategy, our Compensation Committee made certain changes to the elements of our executive compensation program that are described in greater detail below. These changes include making equity awards with performance-based vesting conditions to our executive officers for the first time. We believe the changes made in 2016 further tie the compensation of our executive officers to the Company’s performance and are consistent with our executive compensation philosophy, which is intended to reward short and long-term performance that drives stockholder value.

2016 Business Highlights

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Vyomesh Joshi joined the company as Chief Executive Officer in April 2016 and during the year we rolled out a new strategy and evolved the organizational structure and leadership team to support this strategy.

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We are executing a market-based strategy focused on enabling digital manufacturing workflows in key verticals, and we have adjusted our product focus to shift more innovation resources to production solutions while driving cost improvements in supply chain and overall operations.

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We introduced several new products throughout 2016 with a focus on production solutions, including new direct metal and multi-jet printers, new materials for several of our printer lines, enhanced software solutions and expanded healthcare virtual surgical planning and simulation tools and services.

•	During 2016, we put significant focus on and made improvements in quality, reliability and supply chain.

•	Revenue from software and healthcare increased and we improved gross profit margin and operating expenses, which resulted in a 70% increase in non-GAAP earnings per share compared to 2015.

•	We generated significant cash from operations and increased our total cash position 19% from December of 2015.

•	Total stockholder return during 2016 was 53%.

Summary of Key 2016 Compensation Actions for Named Executive Officers

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Granted equity awards with share price-based vesting conditions to our NEOs for the first time; these equity awards do not vest unless the closing price of our Common Stock is at least $30 or $40 per share on each of the trading days during the immediately prior 90 consecutive calendar days—representing an increase in market capitalization of approximately 103% and 171%, respectively, based on the closing price of our Common Stock on the record date

•	Made moderate merit increases to the base salaries of most of our NEOs

•

Funded the 2016 Annual Incentive Plan at 40% of target for executive officers, which was comprised of 10% out of a possible 55% for the Company’s achievement of pre-determined revenue, EBITDA, cash flow from operations and GAAP EPS performance targets and 30% out of a possible 45% for the achievement of personal objectives

•	Implemented a profit sharing plan for all employees not participating in the Company’s 2016 Annual Incentive Plan

•	Entered into employment agreements with most of our NEOs

Looking Ahead to 2017

•	100% of the funding of the 2017 Annual Incentive Plan will be based on the Company’s achievement of pre-determined revenue, cash flow from operations and non-GAAP EPS performance targets

•	Establishment of a new market-based job architecture for all employees to ensure appropriate levels of pay at each employee classification across the Company

•	A balanced scorecard approach to individual performance review will be implemented to determine allocation of the 2017 Annual Incentive Plan pool, if funded, among eligible Company employees

•	Continuation of the profit-sharing plan for employees not participating in the 2017 Annual Incentive Plan

Our Executive Compensation Philosophy

Our compensation program, practices and policies have been structured to reflect the Board’s commitment to excellence in corporate governance, and to reward short- and long-term performance that drives stockholder value. The compensation we pay to employees is generally subject to the same principles and guidelines that apply to our executive compensation program. Nevertheless, the following is a discussion and analysis of the material elements of our compensation program as it relates to the NEOs.

This discussion focuses on the following elements of our executive compensation program:

•	the objectives of the program, including the results and behaviors the program is designed to reward;

•	the process used to determine executive compensation;

•	each element of compensation;

•	the reasons why the Committee chooses to pay each element;

•	how the Committee determines the amount of or the formula used for each element; and

•	how each element and the Committee’s decisions regarding that element fit into the Committee’s stated objectives and affect the Committee’s decisions regarding other elements.

This discussion is accompanied by disclosure of the compensation that was earned by our NEOs during 2016, 2015 and 2014 and that we expect they will earn in 2017. We are providing this information to help you understand the Summary Compensation Table that appears below and its related disclosures as well as the performance objectives that our executive compensation program is designed to compensate.

Determining Executive Compensation

The Compensation Committee of the Board of Directors is responsible for setting the compensation of all executive officers, including the NEOs. It is also responsible for setting the compensation of any other employees of the Company or our subsidiaries who report directly to our CEO or have base annual salaries of $300,000 or more. For additional information about the responsibilities of this Committee, see “Corporate Governance Matters—Compensation Committee” above.

The Compensation Committee reviews the CEO’s recommendation for each of the other NEO’s compensation during the first quarter of each year. The purpose of this annual review is:

•	to determine the amount of any annual incentive compensation to be awarded to each NEO for the preceding calendar year;

•	to determine any adjustments to be made to the annual salary of each NEO for the current year; and

•	to approve our incentive compensation program for the current year and establish target incentive bonuses for the current calendar year for each of the NEOs.

As part of this review, our CEO gives the Compensation Committee a recommendation for incentive compensation awards for the prior year, salary adjustments for the current year and target incentive bonuses for the current year for each other NEO. Beginning in 2017, we established a new market-based job architecture for all employees to ensure appropriate levels of pay at each employee classification across the Company. Additionally, a balanced scorecard is now established for each NEO by which such executive’s individual performance is measured. Going forward, our CEO intends to use the new market-based job architecture and each individual NEO’s progress towards assigned strategic imperatives and balanced scorecard measurements to guide his compensation recommendations to the Compensation Committee. The Committee reviews those recommendations and modifies them to the extent it considers appropriate. As part of this process, the Committee approves the amount of any annual incentive compensation to be awarded to each individual with respect to the preceding calendar year, approves the amount of any adjustments to be made to the annual salary of each such individual for the current year, approves the terms of our incentive compensation program for the current calendar year, and establishes target incentive bonuses for the current year for each of our NEOs and each other individual whose compensation it oversees. The Committee may also approve adjustments to compensation for specific individuals at other times during any year when there are significant changes in the responsibilities of such individuals or under other circumstances that the Committee considers appropriate.

Our CEO’s compensation is determined under similar principles but follows a different process. This process is designed to comply with applicable law and listing requirements under which, after discussing his self-evaluation with him and receiving the views of other independent directors, the Compensation Committee evaluates his performance, reviews the Committee’s evaluation with him, and, based on that evaluation and review, determines his compensation and performance and personal annual incentive objectives. Our CEO is excused from meetings of the Committee during voting or deliberations regarding compensation.

Elements of Executive Compensation

Our executive compensation program is designed to focus executive behavior on achievement of both our annual and long-term objectives and strategy as well as align the interests of management with those of our stockholders. To that end, our compensation program consists of the following principal elements:

•	base annual salaries;

•	when earned, incentive awards under our annual incentive programs; and

•	long-term equity compensation under our Plans.

In reviewing base annual salaries and target annual incentive awards for each NEO, the Compensation Committee also reviews each executive’s compensation history with the Company and prior equity awards or grants. The Committee is guided by its own judgment and those sources of information (including, when deemed appropriate, compensation surveys) that the Committee considers relevant. Neither we nor the Committee currently retain or use executive compensation consultants nor do we make compensation decisions by reference to any peer group of companies, whether defined by us or defined by any third party.

The Compensation Committee believes that the prudent use of discretion in determining compensation will generally be in our best interests and those of our stockholders. Accordingly, the Committee does not rely exclusively upon fixed formulas and, from time to time in exercising its discretion, the Committee may approve changes in compensation that it considers to be appropriate to award performance or otherwise to provide incentives toward achieving our objectives.

The Compensation Committee also seeks to strike a balance that it considers to be appropriate in its discretion between fixed elements of compensation, such as base salaries, and variable performance-based elements represented by annual incentive awards and long-term equity compensation. As a general matter, the Committee believes that our executive officers should have at least one-third of their annual cash compensation opportunity at risk under variable performance-based elements of our incentive compensation program, including in particular our annual incentive program. In most cases, the portion of our NEOs’ cash compensation opportunity that is at risk in any year exceeds that level. See “—2016 Incentive Compensation Program” below.

The following charts show the pay mix for our CEO and other NEOs during 2016.

Base Salaries

We pay annual salaries to provide executives with a base level of monthly compensation. Salaries are also designed to help achieve our objectives of attracting and retaining executive talent, maintaining their standard of living and rewarding performance and responsibility. Historically, adjustments to base salaries have been based principally on the responsibilities of the executives, the Compensation Committee’s evaluation of the market demand for executives with similar capability and experience, and our corporate performance and the performance of each executive in relation to our strategic objectives. Going forward, adjustments to base salaries will be based on the Company’s new market-based job architecture, which takes in to consideration many of the above-listed factors, and each individual NEO’s progress towards assigned strategic imperatives and balanced scorecard measurements.

Annual Incentive Program

Our annual incentive compensation program is designed to provide appropriate incentives to reward performance and motivate our executives, including the NEOs, to attain our strategic objectives.

This program is adopted annually, is designed with our strategic objectives in mind, and has historically focused partly on the achievement of pre-determined corporate financial objectives and partly, for each executive, on personal objectives. Historically, 55% of each executive’s annual incentive compensation target was based on the achievement of pre-approved corporate financial objectives with the remaining 45% based on the achievement of personal objectives.

For 2017, our Compensation Committee revised our annual incentive compensation program so that the pool available for payout thereunder is based 100% on the achievement of pre-determined corporate financial objectives. If the pre-determined corporate financial objectives are achieved and the pool is funded, the allocation of the pool among participants is based on each participant’s progress towards assigned strategic-imperatives and balanced scorecard measurements. If the pre-determined corporate financial objectives are not achieved, no employees will receive awards under our 2017 annual incentive compensation program. Even if the pre-determined corporate financial objectives are achieved, our Compensation Committee always retains the discretion to reduce the funding of the company-wide annual incentive plan pool or any individual participant’s award.

As an overriding condition, a failure to perform in accordance with our Code of Conduct or Code of Ethics may serve as a basis for a participant in this program to not receive an incentive award. We consider this aspect of our incentive compensation program to be consistent with sound principles of corporate governance, and we are pleased that it has not been necessary for us to invoke it with respect to any NEO.

As part of its goal-setting process, the Compensation Committee establishes current-year target incentive awards for each NEO with the following principles in mind:

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Targets are used to determine the amount of any annual incentive that an NEO can expect to receive if we achieve our financial objectives for the year in question and such NEO achieves his personal objectives for that year. In setting these target incentive awards, the Committee considers each NEO’s level of responsibility and the recommendations of our CEO.

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Target incentive awards are set at levels that are designed to link a substantial portion of each NEO’s total annual compensation opportunity to attaining the corporate objectives and the individual and team objectives as identified in and measured by each NEO’s balanced scorecard applicable to the year in question. In general, at least one-third of each NEO’s annual cash compensation opportunity is at risk. See “—Grants of Plan Based Awards in 2016” below for a summary of target incentive awards for the NEOs applicable to 2016.

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No minimum incentive awards are guaranteed to NEOs. In 2016 and prior years, the Compensation Committee did have discretion to make awards for performance if less than 100% of the financial target objectives were achieved, as long as at least 50% of the target objective was met. Starting in 2017, the pool for the annual incentive plan will begin funding at 50% of the target amount upon the achievement of 90% of certain predetermined financial objectives.

•

In 2016 and prior years, base target amounts represent the incentive awards that could be awarded assuming achievement of 100% of both the pre-determined financial objectives and the individual objectives. In 2017, base target amounts represent the incentive awards that could be awarded assuming achievement of 100% of the pre-determined financial objectives.

•

Maximum amounts represent the maximum amount that may generally be awarded to each NEO under the program for the year in question. In 2016 and prior years, these were generally the same as the base target amounts, but the Committee reserved discretion to increase awards for performance that it considered to be exemplary. In 2017, maximum amounts available under the annual incentive plan have been increased to 150% of target. After achievement of 100% of the pre-determined financial objectives, the annual incentive bonus pool can be funded from 100% of target up to 150% of target based entirely on the achievement of pre-determined levels of non-GAAP EPS. Non-GAAP EPS for the purposes of our annual incentive plan is defined as U.S. GAAP diluted EPS excluding amortization, stock based compensation, acquisition-related costs, severance costs, discontinued operations, restructuring costs and certain other non-recurring significant items.

Financial objectives are determined based on our business plan for the year in question. This business plan is developed by management and approved by the Board of Directors. Historically, personal objectives have been prepared by each NEO in discussions with the CEO and submitted by the CEO to the Committee for its review and approval. Going forward, since 100% of the annual incentive bonus pool will be funded by the achievement of pre-determined financial objectives, personal objectives for all NEOs other than the CEO will be developed using strategic imperatives and a balanced scorecard approach through collaboration between each NEO and the CEO. The CEO’s strategic imperatives and balanced scorecard will be reviewed and approved by the Committee. The Committee maintains discretion to adjust performance objectives for extraordinary items and other items as it deems appropriate.

With respect to financial measures, 100% of each NEO’s bonus related to each financial measure would generally be deemed to have been earned if the target for that financial measure is fully achieved. In 2016 and prior years, under certain circumstances the Compensation Committee could determine that an NEO’s bonus related to a financial measure had been more than fully earned, and as a consequence increased, if the target for that financial measure is exceeded. As discussed above, in 2017, the annual incentive bonus pool can be funded from 100% of target up to 150% of target based entirely on the achievement of pre-determined levels of non-GAAP EPS once 100% of all pre-determined financial objectives has been achieved. The Compensation Committee believes that tying above target level funding of the annual incentive bonus pool entirely to Non-GAAP EPS ensures that any additional bonus amounts are paid only if the Company achieves profitability beyond its budgeted goals.

In 2016 and prior years, the remaining 45% of each NEO’s target incentive was based on the individual’s attainment of his pre-approved individual objectives. The Committee considers both quantitative and qualitative factors in determining the extent to which the financial and personal targets and objectives have been achieved, and credit could be awarded for the partial attainment of these objectives.

Historically, individual objectives have related to matters such as the individual’s execution of projects that fall within our strategic objectives, timely completion of specified projects within budget, enhancements to sales and service productivity and other matters involved in our annual budget and business plans. The types and relative importance of an executive’s individual performance objectives varies from year to year depending on the executive’s areas of responsibility.

The balanced scorecard approach implemented in the first quarter of 2017 replaces the personal objectives that have historically represented a significant part of our annual incentive compensation program. Under the balanced scorecard approach, concrete objectives are developed for each NEO and the NEO’s performance is measured against such objectives. The most significant difference between the 2017 annual incentive program and annual incentive programs from previous years is that personal objectives no longer play any part in funding the annual incentive bonus pool that is paid out to participants, including our NEOs. Instead, the NEO’s balanced scorecards are used to determine the allocation of the bonus pool if, and only if, the pool is funded by the Company’s achievement of the pre-determined corporate financial objectives.

For a discussion of bonus awards made for 2016, see the discussion below at “—2016 Incentive Compensation Program.” We have also included a discussion of 2017 targets under “—2017 Compensation Program” below.

Long-Term Equity Compensation

The Compensation Committee administers our 2004 Incentive Stock Plan and the 2015 Incentive Plan. Under the Plans, the Committee is authorized to grant restricted stock awards, restricted stock units, stock options and other awards that are provided for under the Plans to such of our employees and employees of our subsidiaries as the Committee determines to be eligible for awards. Awards granted to a participant are based upon a number of factors, including the recipient’s position, salary and performance as well as our overall corporate performance.

The Plans are intended to provide an effective method of motivating performance from key employees, including our NEOs, and of creating an alignment of interests in participants with the interests of our stockholders. Awards are made under these Plans as long-term incentive compensation to NEOs and other key employees when the Committee feels such awards are appropriate.

The Compensation Committee makes awards under the Plans both to reward short-term performance with equity-based compensation and to motivate the recipient’s long-term performance. The Committee does not follow the practice of making annual or other periodic awards to participants who are determined to be eligible to participate in the Plans. However, our CEO periodically reviews the stock ownership of key employees and, when he deems appropriate, makes recommendations to the Committee to make awards under the Plans to reflect the contributions of those participants to specific corporate achievements and to provide motivation toward achieving strategic objectives. In addition, the Committee may make awards under the Plans to newly hired key employees.

Until 2016, all awards made to our executive officers under the Plans had been restricted stock awards with time-based vesting conditions. In 2016, our Committee granted stock options and restricted stock awards with share price-based vesting conditions under the Plans for the first time. The equity awards with share price-based vesting conditions granted to our NEOs in 2016 do not vest until the closing price of our Common Stock on each of the trading days during the immediately prior ninety consecutive calendar days is at least $30 or $40, as applicable, representing an increase in market capitalization of approximately 103% and 171%, respectively, based on the closing price of our Common Stock on the record date. Restricted stock awards issued pursuant to the Plans remain subject to forfeiture until the vesting of such shares pursuant to the terms of the applicable award. Stock options made under the 2015 Incentive Plan generally have a 10 year term and an exercise price based on the fair market value of our Common Stock on the date of grant.

Shares of restricted stock and stock options issued pursuant to the Plans may not be sold, transferred or encumbered by the employee prior to vesting (and exercise in the case of stock options). The compensation associated with these awards is expensed over the vesting period. The shares covered by restricted stock awards are considered outstanding upon issuance following the acceptance of each award for the purpose of calculating diluted earnings per common share, and holders of shares issued pursuant to restricted stock awards are entitled to vote such shares and to receive any dividends declared in respect of our Common Stock. Shares covered by stock option awards are not considered outstanding until exercise except for the purpose of calculating diluted earnings per common share. The holders of stock options are not entitled to vote shares or receive any dividends declared with respect to the share covered by such stock option awards.

2016 Salaries

The Compensation Committee approved the following salary increases to the NEOs, as follows:

•	a 3.71% increase in Mr. Styka’s base salary to $363,000;

•	a 3.73% increase in Mr. Charles Hull’s base salary to $389,000;

•	a 4.06% increase in Mr. Johnson’s base salary to $333,000; and

•	a 3.73% increase in Mr. McAlea’s base salary to $389,000.

Mr. Joshi’s base salary, effective April 1, 2016, upon his employment with the Company was $925,000, which is consistent with the base salary of our former Chief Executive Officer at the time of his departure. Mr. McMullen’s base salary, effective July 1, 2016, upon his employment with the Company was $500,000.

2016 Incentive Compensation Program

Consistent with the principles discussed above, at its meetings on February 23 and March 17, 2016, with respect to Messrs. Styka, Hull, Johnson and McAlea, the Compensation Committee approved an annual incentive program for 2016. For Messrs. Joshi and McMullen, the Compensation Committee approved their annual incentive targets in connection with their hiring effective April 1, 2016 and July 1, 2016, respectively. The 2016 target incentive awards for each the participating NEOs were set at 50% of their 2016 annual base salaries, except for Mr. Joshi, whose 2016 target incentive award was set at 100% of his 2016 annual base salary.

The performance objectives established for the 2016 annual incentive program were as follows:

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25% of each NEO’s base target incentive award was based on the achievement of an annual revenue growth budget. The Compensation Committee determined that the Company achieved less than 50% of such objective and therefore no target incentive award payment for any NEO was made in relation to this objective;

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10% of each NEO’s base target incentive award was based on the achievement of an annual budgeted level of EBITDA. The Compensation Committee determined that the Company achieved less than 50% of such objective and therefore no target incentive award payment for any NEO was made in relation to this objective;

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10% of each NEO’s base target incentive award was based on the achievement of an annual budgeted level of cash flow from operations. The Compensation Committee determined that the Company achieved 10% of the possible 10% of this objective and therefore approved a payment of 10% of each NEO’s target incentive award in relation to this objective;

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10% of each NEO’s base target incentive award was based on the achievement of a budgeted level of GAAP diluted earnings per share. The Compensation Committee determined that the Company achieved less than 50% of such objective and therefore no target incentive award payment for any NEO was made in relation to this objective; and

•	the 45% remainder was based upon the achievement of personal objectives for each NEO as approved by the Compensation Committee.

After reviewing our financial results for 2016 and the NEOs individual performance for 2016, the Committee made the incentive compensation awards to the NEOs set forth below. As noted above, partial incentive awards were made respecting the Company’s targeted financial objectives since those objectives were not fully achieved in 2016.

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a $277,753 cash award to Mr. Joshi, representing achievement of 10% of the corporate objectives and 30% of a possible 45% of the personal portion of his base target incentive award, for a total of 40% of his overall base target incentive award for 2016. The amount of Mr. Joshi’s award was prorated because he joined the Company on April 1, 2016.

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a $50,137 cash award to Mr. McMullen, representing achievement of 10% of the corporate objectives and 30% of a possible 45% of the personal portion of his base target incentive award, for a total of 40% of his overall base target incentive award for 2016. The amount of Mr. McMullen’s award was prorated because he joined the Company on July 1, 2016.

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a $72,6000 cash award to Mr. Styka, representing achievement of 10% of the corporate objectives and 30% of a possible 45% of the personal portion of his base target incentive award, for a total of 40% of his overall base target incentive award for 2016.

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a $77,800 cash award to Mr. Hull, representing achievement of 10% of the corporate objectives and 30% of a possible 45% of the personal portion of his base target incentive award, for a total of 40% of his overall base target incentive award for 2016.

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a $66,600 cash award to Mr. Johnson, representing achievement of 10% of the corporate objectives and 30% of a possible 45% of the personal portion of his base target incentive award, for a total of 40% of his overall base target incentive award for 2016.

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a $77,800 cash award to Mr. McAlea representing achievement of 10% of the corporate objectives and 30% of a possible 45% of the personal portion of his base target incentive award, for a total of 40% of his overall base target incentive award for 2016.

In making these awards, the Compensation Committee noted that 2016 was a transition year for the Company highlighted by Mr. Joshi’s hiring as CEO at the beginning of the second quarter. Given the significant level of change in the Company during the year, the Compensation Committee determined to reward Mr. Joshi and each other NEO with a portion of the personal component of their respective bonus targets as consideration for each NEO’s contribution to the development, formalization and introduction of a new strategic plan and operating model for the Company, their respective efforts in improving quality and reliability of the Company’s products and services, the work accomplished in formalizing business planning, strengthening the Company’s go-to-market strategy, improving the Company’s IT infrastructure and their leadership in the completion of several strategic transactions. The amounts awarded to our CEO and his direct reports with respect to the personal components of their respective bonus targets represent a smaller percentage of their bonus targets than the amounts awarded with respect to the personal components of all other employees participating in the annual incentive program.

Interim CEO Bonus

On January 5, 2016, the Compensation Committee approved a monthly bonus payment of approximately $25,776 to Mr. Johnson for his service as the Interim President and CEO. The amount of this monthly bonus represents half of the difference between the effective 2015 monthly salary of the former CEO and Mr. Johnson’s effective 2015 monthly salary. The payment was made retroactive to the date of Mr. Johnson’s appointment as the Interim President and CEO on October 29, 2015 and continued until April 1, 2016, the effective date of Mr. Joshi’s appointment as President and CEO.

2016 Equity Awards

With our strategic growth initiatives in mind, at a meeting on July 26, 2016, the Compensation Committee made restricted stock and stock option awards under the 2015 Incentive Plan to a number of employees, including certain of the NEOs, to reflect the contributions that those individuals have made to our operations and financial condition, to provide motivation toward achieving our future strategic objectives and to further align the interests of those individuals with our stockholders. The awards made to Mr. Joshi and Mr. McMullen in 2016 were approved on April 1, 2016 and June 13, 2016, respectively, in connection with their appointment to their respective positions at the Company. The awards made to our NEOs were in the form of (i) time based restricted stock awards, (ii) restricted stock awards with share price-based vesting conditions and (iii) options with share price-based vesting conditions. The restricted stock and option awards with share price-based vesting conditions granted to our NEOs in 2016 do not vest until the closing price of our Common Stock on each of the trading days during the immediately prior ninety consecutive calendar days is at least $30 or $40, as applicable. The aggregate awards made to these NEOs during 2016 were as follows:

Name	Time- Based Restricted Shares (#)	Performance- Based Restricted Shares ($30 vesting condition) (#)	Performance- Based Restricted Shares ($40 vesting condition) (#)	Performance- Based Stock Options ($30 vesting condition) (#)	Performance- Based Stock Options ($40 vesting condition) (#)	Aggregate Fair Market Value of Grants ($)
Vyomesh I. Joshi	150,000	50,000	25,000	250,000	250,000	7,244,500
John N. McMullen	75,000	25,000	25,000	100,000	100,000	3,228,250
David R. Styka	25,000	8,000	8,000	40,000	40,000	1,157,250
Charles W. Hull	50,000	20,000	20,000	80,000	80,000	2,420,500
Andrew M. Johnson	50,000	20,000	20,000	80,000	80,000	2,420,500
Kevin P. McAlea	50,000	20,000	20,000	80,000	80,000	2,420,500

2017 Compensation Program

At its meeting on March 27, 2017, the Compensation Committee determined not to make any changes to the base salaries of our NEOs in 2017.

At meetings on February 6, 2017 and March 27, 2017, the Compensation Committee approved the annual incentive program for 2017. The 2017 target incentive awards established for the NEOs are as follows:

•	for Mr. Joshi, a base target of approximately 100% of his 2017 base annual salary, in accordance with the terms of his employment agreement;

•	for Mr. McMullen, a base target of approximately 50% of his 2017 base annual salary, in accordance with the terms of his employment agreement;

•	for Mr. Hull, a base target of approximately 50% of his 2017 base annual salary, in accordance with the terms of his employment agreement;

•	for Mr. Johnson, a base target of approximately 50% of his 2017 base annual salary, in accordance with the terms of his employment agreement; and

•	for Mr. McAlea, a base target of approximately 50% of his 2017 base annual salary.

Additionally, the Compensation Committee approved the following performance objectives for the funding of the 2017 annual incentive program:

•	40% of the funding of 2017 annual incentive program bonus pool will be based on the achievement of an annual revenue budget;

•	40% of the funding of 2017 annual incentive program bonus pool will be based on the achievement of an annual budgeted level of Non-GAAP EPS; and

•	20% of the funding of 2017 annual incentive program bonus pool will be based on the achievement of positive cash flow from operations.

Once 100% of the 2017 annual incentive program bonus pool is funded, the bonus pool can be further funded up to 150% based entirely on the achievement of pre-determined levels of non-GAAP EPS. Funding of the 2017 annual incentive program bonus pool does not entitle any participant to receive an annual incentive bonus under the program. The allocation of the annual incentive program bonus pool to each participant will be based on an evaluation of such participant’s individual performance as measured by such participant’s progress against assigned strategic imperatives and balanced scorecard measurements.

The range of these 2017 target incentive awards is presented in the following table. The amounts in the “Base Target” column assume 100% funding of the 2017 annual incentive program bonus pool and allocations equal to 100% of each NEO’s base target amount. The amounts in the “Maximum” column assume 150% funding of the 2017 annual incentive program bonus pool and allocations equal to 150% of each NEO’s base target amount. The threshold amounts are zero because, whether or not the annual incentive program bonus pool is funded, no minimum awards are guaranteed to participants in the annual incentive plan.

	Estimated Future Payouts Under 2017 Incentive Compensation Plan
Name	Threshold ($)	Base Target ($)	Maximum ($)
Vyomesh I. Joshi	—	925,000	1,387,500
John N. McMullen	—	250,000	375,000
Charles W. Hull	—	194,500	291,750
Andrew M. Johnson	—	166,500	249,750
Kevin P. McAlea	—	194,500	291,750

Employment Agreements and Other Agreements with NEOs

In April 2016 and July 2016, Vyomesh I. Joshi and John N. McMullen joined us as our President and CEO and Executive Vice President and Chief Financial Officer, respectively. In connection with each of these appointments, we entered into an employment agreement under which we have agreed to certain compensation arrangements and severance benefits. With the purpose of retaining our key executive officers during a significant management transition, we entered into similar employment agreements with each of Messrs. Styka, Hull and Johnson in 2016. Mr. McAlea has an existing severance agreement with the Company.

Each of these agreements was determined based on negotiations with the applicable named executive officer and taking into account his background and qualifications and the nature of his position. We believe that these compensation packages are appropriate in light of the intense competition for top executives in our industry and among similarly-situated companies, and that the terms of these arrangements are consistent with our executive compensation goals, including the balancing of short-term and long-term compensation to properly motivate our named executive officers.

Vyomesh I. Joshi

Mr. Joshi’s employment agreement provides for a minimum base annual salary of $925,000 and a minimum target bonus opportunity of 100% of his base salary, with the exact amount of any such bonus to be based upon the achievement of performance goals to be determined by the Compensation Committee. The employment agreement entitles Mr. Joshi to participate in all other benefits generally available to our other executive employees, including participation in the Company’s health benefit plans and equity award programs. Pursuant to the employment agreement entered into in connection with his hiring, Mr. Joshi was also granted the following equity awards: (1) 150,000 shares of restricted stock that vest in three equal annual installments; (2) 500,000 stock option awards, comprised half of option awards subject to $30 per share price-based vesting conditions and half of option awards subject to $40 per share price-based vesting conditions; and (3) 75,000 shares of restricted stock, 50,000 of which are subject to $30 per share price-based vesting conditions and 25,000 of which shares are subject to $40 per share price-based vesting conditions. Mr. Joshi is not guaranteed any further equity awards under his employment agreement, but is entitled to participate in our equity compensation plans generally available to our executive officers.

Our employment agreement with Mr. Joshi provides for an initial two-year employment term that automatically extends for additional one-year periods unless terminated by Mr. Joshi or us upon at least 30 days’ prior written notice of intention not to renew. The agreement may also be terminated by us or Mr. Joshi for other reasons and, subject to the conditions set forth in the employment agreement, provides for certain payments and benefits in connection with certain termination events or a change of control as described under “Potential Benefits upon Termination or Change of Control” beginning on page 40 below.

John N. McMullen

Mr. McMullen’s employment agreement provides for a minimum base annual salary of $500,000 and a minimum target bonus opportunity of 50% of his base salary, with the exact amount of any such bonus to be based upon the achievement of performance goals to be determined by the Compensation Committee. The employment agreement entitles Mr. McMullen to participate in all other benefits generally available to our other executive employees, including participation in the Company’s health benefit plans and equity award programs. Pursuant to the employment agreement entered into in connection with his hiring, Mr. McMullen was also granted the following equity awards: (1) 75,000 shares of restricted stock that vest in three equal annual installments; (2) 200,000 stock option awards, comprised half of option awards subject to $30 per share price-based vesting conditions and half of option awards subject to $40 per share price-based vesting conditions; and (3) 50,000 shares of restricted stock, half of which are subject to $30 per share price-based vesting conditions and half of which are subject to $40 per share price-based vesting conditions. Mr. McMullen is not guaranteed any further equity awards under his employment agreement, but is entitled to participate in our equity compensation plans generally available to our executive officers.

Our employment agreement with Mr. McMullen provides for an initial two-year employment term that automatically extends for additional one-year periods unless terminated by Mr. McMullen or us upon at least 30 days’ prior written notice of intention not to renew. The agreement may also be terminated by us or Mr. McMullen for other reasons and, subject to the conditions set forth in the employment agreement, provides for certain payments and benefits in connection with certain termination events as described under “Potential Benefits upon Termination or Change of Control” beginning on page 40 below.

Charles W. Hull

Mr. Hull’s employment agreement provides for a minimum base annual salary of $389,000. Mr. Hull is also entitled to receive cash performance bonuses, with the exact amount of any such bonus to be based upon the achievement of performance goals to be determined by the Compensation Committee. The employment agreement entitles Mr. Hull to participate in all other benefits generally available to our other executive employees, including participation in the Company’s health benefit plans and equity award programs. Pursuant to his employment agreement, we entered into amendments to the following three restricted stock purchase agreements with Mr. Hull: (i) the Restricted Stock Purchase Agreement, dated November 18, 2013; (ii) the Restricted Stock Purchase Agreement, dated November 17, 2014; and (iii) and the Restricted Stock Award Agreement, dated November 13, 2015. The restricted stock amendments provide that in the event Mr. Hull’s employment or service with the Company is terminated on a date prior to the third anniversary of the date of the applicable grant either by the Company without cause, or by Mr. Hull as a result of a Constructive Discharge, as defined in his employment agreement, then Mr. Hull’s interest in such restricted stock awards shall become vested and nonforfeitable on a pro-rata basis.

Our employment agreement with Mr. Hull provides for an initial two-year employment term that automatically extends for additional one-year periods unless terminated by Mr. Hull or us upon at least 30 days’ prior written notice of intention not to renew. The agreement may also be terminated by us or Mr. Hull for other reasons and, subject to the conditions set forth in the employment agreement, provides for certain payments and benefits in connection with certain termination events as described under “Potential Benefits upon Termination or Change of Control” beginning on page 40 below.

Andrew M. Johnson

Mr. Johnson’s employment agreement provides for a minimum base annual salary of $333,000. Mr. Johnson is also entitled to receive cash performance bonuses, with the exact amount of any such bonus to be based upon the achievement of performance goals to be determined by the Compensation Committee. The employment agreement entitles Mr. Johnson to participate in all other benefits generally available to our other executive employees, including participation in the Company’s health benefit plans and equity award programs. Pursuant to his employment agreement, we entered into amendments to the following three restricted stock purchase agreements with Mr. Johnson: (i) the Restricted Stock Purchase Agreement, dated February 4, 2014; (ii) the Restricted Stock Purchase Agreement, dated February 3, 2015; and (iii) and the Restricted Stock Award Agreement, dated November 13, 2015. The restricted stock amendments provide that in the event Mr. Johnson’s employment or service with the Company is terminated on a date prior to the third anniversary of the date of the applicable grant either by the Company without cause, or by Mr. Johnson as a result of a Constructive Discharge, as defined in his employment agreement, then Mr. Johnson’s interest in such restricted stock awards shall become vested and nonforfeitable on a pro-rata basis.

Our employment agreement with Mr. Johnson provides for an initial two-year employment term that automatically extends for additional one-year periods unless terminated by Mr. Johnson or us upon at least 30 days’ prior written notice of intention not to renew. The agreement may also be terminated by us or Mr. Johnson for other reasons and, subject to the conditions set forth in the employment agreement, provides for certain payments and benefits in connection with certain termination events as described under “Potential Benefits upon Termination or Change of Control” beginning on page 40 below.

Kevin McAlea

The Company and Mr. McAlea are parties to a severance arrangement pursuant to which Mr. McAlea would become entitled to severance payments equal to nine months of his then current salary if his employment is terminated other than for cause.

David R. Styka

On July 1, 2016, we entered into an employment agreement with Mr. Styka similar in nature to those of Messrs. Hull and Johnson. Pursuant to Mr. Syka’s employment agreement, in connection with his March 31, 2017 departure from the Company, he is entitled to (i) an amount equal to his base salary payable in 12 monthly installments, (ii) up to 12 months of COBRA coverage, and (iii) a pro rata portion of his 2017 annual incentive award, if any. Additionally, in connection with Mr. Styka’s departure, we entered a one year consulting agreement with Mr. Styka pursuant to which he will complete additional work for the Company on an as-needed basis at a rate of $200 per hour for any hours in excess of 10 hours per month and during the term of which his unvested restricted stock awards will continue to vest upon their normal terms. Finally, certain restricted stock awards granted in 2015 will vest pro rata on March 31, 2018, the final day of the term of Mr. Styka’s consulting agreement.

Other Compensation Matters

Benefits and Perquisites

We provide our employees, including the NEOs, with a benefit program that we believe is reasonable, competitive and consistent with the objectives of our compensation program. As a matter of policy, the Compensation Committee does not award personal benefits or perquisites to our NEOs that are unrelated to our business. However, under certain circumstances discussed below, the Committee has approved certain personal benefits or perquisites that are either provided to an NEO by contract or that it deemed to be in our interests in order to induce executives to commence or maintain employment with us. Those amounts are reported in the Summary Compensation Table. All other perquisites for the NEOs amount to less than $10,000 per person.

Our executives, including the NEOs, are eligible to participate in employee benefit programs that we provide to our employees generally, which include a group insurance program providing group health, dental, vision, life and long-term disability insurance. Other benefits include a Section 401(k) plan, health savings accounts, flexible spending accounts for health and dependent care expenses, sick leave, holiday time and vacation time.

Accounting and Tax Considerations

The Committee generally considers the financial accounting implications of stock awards and other compensation to the Company’s executive officers in evaluating and establishing the Company’s compensation policies and practices. In addition, Section 162(m) of the Code, limits the deductibility of annual compensation paid to certain executive officers to $1 million per employee unless the compensation meets certain specific requirements. The Committee believes that in establishing incentive compensation programs for our named executive officers, the potential deductibility of the compensation payable should be only one of several factors taken into consideration and not the sole governing factor. For that reason, the Committee may deem it appropriate to provide one or more named executive officers with the opportunity to earn compensation that may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Code.

Stock Performance

While we generally consider matters such as stock performance and total return to our stockholders in making compensation decisions, we do not consider them as controlling factors in making compensation decisions. Short-term movements in our stock price and total return to stockholders as reflected in the performance of our stock price are subject to factors, including factors affecting the securities markets generally, that are unrelated to our performance.

Our priorities and the priorities of our management are centered on achieving our strategic objectives, meeting customer needs, new product development, increasing cash generation, identifying, completing and successfully integrating strategic investments, and promoting operational excellence and innovation. The pursuit of such longer range objectives is not necessarily consistent with producing short-term results to increase our stock price or stockholder return, but we believe that pursuing these longer range objectives should result in performance that is more likely to maximize total return to our stockholders over time.

Since our executive compensation is based upon factors relating to our growth and profitability and the performance of our business as well as the contributions of each of our executives to achieving our objectives, we believe that we have provided appropriate incentives to align management’s interests with our long-term growth and development and the interests of our stockholders. We also believe that there are many ways in which our executives contribute to building a successful company. While our financial statements and stock price reflect the results of some of those efforts, many long-term strategic decisions made in pursuing our growth and development may have little visible impact on our stock price in the short term.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the section titled “Compensation Discussion and Analysis.” Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that such section be included in this Proxy Statement.

Compensation Committee:

      Kevin S. Moore, Chair

      Karen E. Welke

      Daniel S. Van Riper

Summary Compensation Table

The following table presents information regarding compensation of each of the NEOs for services rendered during fiscal 2016, 2015 and 2014. Mr. Joshi joined the Company on April 1, 2016 and Mr. McMullen joined the Company on July 1, 2016. Therefore, the table does not show compensation information for Messrs. Joshi and McMullen prior to 2016.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Restricted Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)
Vyomesh I. Joshi	2016	661,730	—	3,402,000	3,842,500	277,753	—	8,183,984
President and Chief Executive Officer	2015	—	—	—	—	—	—	—
	2014	—	—	—	—	—	—	—

John N. McMullen	2016	232,692	—	1,676,250	1,552,000	50,137	—	3,511,079
Executive Vice President and Chief Financial Officer	2015	—	—	—	—	—	—	—
	2014	—	—	—	—	—	—	—

David R. Styka	2016	359,500	—	543,250	614,000	72,600	—	1,589,350
Former Executive Vice President And Chief Financial Officer	2015	310,385	100,000	1,745,750	—	59,500	—	2,215,635
	2014	—	—	—	—	—	—	—

Charles W. Hull	2016	386,727	—	1,192,500	1,228,000	77,800	—	2,885,027
Executive Vice President and Chief Technology Officer	2015	370,962	100,000	437,500	—	65,625	—	974,087
	2014	355,904	—	1,413,200	—	113,400	—	1,882,504

Andrew M. Johnson	2016	329,500	102,967	1,192,500	1,228,000	66,600	—	2,919,567
Executive Vice President and Chief Legal Officer	2015	314,616	151,553	2,095,450	—	62,400	—	2,624,019
	2014	284,981	—	2,242,800	—	102,000	—	2,629,781

Kevin P. McAlea	2016	385,231	—	1,192,500	1,228,000	77,800	37,966	2,921,496
Executive Vice President and General Manager, Metals & Healthcare	2015 2014	375,000 353,002	100,000 —	525,000 1,716,500	— —	84,375 93,840	65,580 61,735	1,149,955 2,225,077

(1)	The amounts are separate and distinct from any awards with respect to Non-Equity Incentive Plan Compensation. For 2015, these amounts included a merit bonus paid to certain executive officers in connection with their high performance and leadership during the transition period following the departure of Mr. Reichental as CEO. For Mr. Johnson, the bonus amounts in 2016 and 2015 also include a monthly bonus he received for services from November 2015 through April 2016 in connection with the performance of his duties as Interim President and CEO.

(2)	The amounts represent the aggregate grant date fair value computed in accordance with ASC Topic 718 of (i) restricted stock awards with time-based vesting conditions granted in each of fiscal years 2016, 2015 and 2014 and (ii) restricted stock awards with share price-based vesting conditions granted in fiscal year 2016. The value of the restricted stock awards is determined by multiplying the number of shares awarded by the closing price of our Common Stock on the date of grant. With respect to the restricted stock awards with share price-based vesting conditions, the grant date fair value assumes that both the $30 per share and $40 per share price-based vesting conditions have been met. See “—2016 Equity Awards” above. The table below sets forth the restricted stock awards granted to our NEOs in 2016 by type with the corresponding grant date values.

Name	Time- Based Restricted Shares (#)	Performance- Based Restricted Shares ($30 vesting condition) (#)	Performance- Based Restricted Shares ($40 vesting condition) (#)	Value of Grant ($)
Vyomesh I. Joshi	150,000	—	—	2,268,000
	—	50,000	—	756,000
	—	—	25,000	378,000
John N. McMullen	75,000	—	—	1,005,750
	—	25,000	—	335,250
	—	—	25,000	335,250
David R. Styka	25,000	—	—	331,250
	—	8,000	—	106,000
	—	—	8,000	106,000
Charles W. Hull	50,000	—	—	662,500
	—	20,000	—	265,000
	—	—	20,000	265,000
Andrew M. Johnson	50,000	—	—	662,500
	—	20,000	—	265,000
	—	—	20,000	265,000
Kevin P. McAlea	50,000	—	—	662,500
	—	20,000	—	265,000
	—	—	20,000	265,000

(3)	The amounts represent the aggregate grant date fair value computed in accordance with ASC Topic 718 of stock options granted to our NEOs in 2016. Assumptions used in the calculation of these amounts are included in Note 14—Stock-Based Compensation to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2016. All of the stock option awards granted in 2016 are subject to $30 per share or $40 per share price-based vesting conditions which are described in additional detail in “—2016 Equity Awards” above.

(4)	The amounts represent the amounts awarded to each NEO under the Company’s annual incentive compensation program for the year concerned. See “2016 Incentive Compensation Program” above.

(5)	Mr. McAlea’s other compensation in 2016 is comprised of $37,966 in relocation benefit payments, which includes benefits grossed up by the Company by $13,167.

Grants of Plan-Based Awards in 2016

The following table sets forth information with respect to plan-based awards granted in 2016, including the amounts of target incentive awards established for each of the NEOs under the 2016 incentive compensation program that the Compensation Committee established on February 23, 2016. The threshold amounts are zero because no minimum awards are guaranteed to NEOs under this program. The base target and maximum amounts represent the incentive awards that could have been awarded assuming achievement of 100% of the pre-determined financial and individual performance objectives for 2015. The actual amounts earned by the

NEOs are set forth in the Summary Compensation Table above. The base target and maximum amounts for Messrs. Joshi and McMullen are prorated due to the fact that they joined the Company on April 1, 2016 and July 1, 2016, respectively. See “—2016 Incentive Compensation Program” above.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock(2) (#)	Exercise Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards(3) ($)
Name	Plan	Award Date	Threshold ($)	Base Target(1) ($)	Maximum(1) ($)	Threshold (#)	Target (#)		Maximum (#)
Vyomesh I. Joshi	2016 Incentive Compensation Program	4/1/2016	—	693,750	693,750
	2015 Incentive Plan	4/1/2016				—	75,000	(4)	—			1,134,000
	2015 Incentive Plan	4/1/2016				—	500,000	(5)	—		15.12	3,842,500
	2015 Incentive Plan	4/1/2016								150,000		2,268,000
John N. McMullen	2016 Incentive Compensation Program	7/1/2016	—	125,000	125,000
	2015 Incentive Plan	7/1/2016				—	50,000	(6)	—			670,500
	2015 Incentive Plan	7/1/2016				—	200,000	(5)	—		13.41	1,552,000
	2015 Incentive Plan	7/1/2016								75,000		1,005,750
David R. Styka	2016 Incentive Compensation Program	2/23/2016	—	181,500	181,500
	2015 Incentive Plan	7/26/2016				—	16,000	(6)	—			212,000
	2015 Incentive Plan	7/26/2016				—	80,000	(5)	—		13.25	614,000
	2015 Incentive Plan	7/26/2016								25,000		331,250.00
Charles W. Hull	2016 Incentive Compensation Program	2/23/2016	—	194,500	194,500
	2015 Incentive Plan	7/26/2016				—	40,000	(6)	—			530,000.00
	2015 Incentive Plan	7/26/2016				—	160,000	(5)	—		13.25	1,228,000.00
	2015 Incentive Plan	7/26/2016								50,000		662,500.00
Andrew M. Johnson	2016 Incentive Compensation Program	2/23/2016	—	181,500	181,500
	2015 Incentive Plan	7/26/2016				—	40,000	(6)	—			530,000.00
	2015 Incentive Plan	7/26/2016				—	160,000	(5)	—		13.25	1,228,000.00
	2015 Incentive Plan	7/26/2016								50,000		662,500.00
Kevin P. McAlea	2016 Incentive Compensation Program	2/23/2016	—	194,500	194,500
	2015 Incentive Plan	7/26/2016				—	40,000	(6)	—			530,000.00
	2015 Incentive Plan	7/26/2016				—	160,000	(5)	—		13.25	1,228,000.00
	2015 Incentive Plan	7/26/2016								50,000		662,500.00

(1)	The amounts in this column are prorated for Messrs. Joshi and McMullen based on their respective start dates.

(2)	The amounts in this column represent time based restricted stock awards that vest on the third anniversary of the date of grant.

(3)	The amounts included in the “Grant Date Fair Value of Stock and Option Awards” column represent the aggregate grant date fair value computed in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 14—Stock-Based Compensation to our fiscal year 2016 consolidated financial statements, which are included in our Annual Report on Form 10-K filed with the SEC on February 28, 2017.

(4)	This restricted stock award is comprised of 50,000 shares of Common Stock subject to $30 per share price-based vesting conditions and 25,000 shares of Common Stock subject to $40 per share price-based vesting conditions.

(5)	This stock option award is comprised half of option awards subject to $30 per share price-based vesting conditions and half of option awards subject to $40 per share price-based vesting conditions.

(6)	This restricted stock award is comprised half of shares of Common Stock subject to $30 per share price-based vesting conditions and half of the shares of Common Stock subject to $40 per share price-based vesting conditions.

Outstanding Equity Awards at Year-End 2016

The following table presents information with respect to equity awards made to each of NEOs that were outstanding on December 31, 2016.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(1) (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)
Vyomesh I. Joshi	—	500,000	15.12	4/1/2026	150,000	(4)	1,993,500	75,000	996,750
John N. McMullen	—	200,000	13.41	7/1/2026	75,000	(5)	996,750	50,000	664,500
David R. Styka	—	80,000	13.25	7/26/2026	25,000	(6)	332,250	16,000	212,640
					33,333	(7)	442,996
					25,000	(8)	332,250
					25,000	(9)	332,250
Charles W. Hull	—	160,000	13.25	7/26/2026	50,000	(6)	664,500	40,000	531,600
					33,333	(7)	442,996
					40,000	(10)	531,600
Andrew M. Johnson	—	160,000	13.25	7/26/2026	50,000	(6)	664,500	40,000	531,600
					83,333	(7)	1,107,496
					35,000	(11)	465,150
					30,000	(12)	398,700
Kevin P. McAlea	—	160,000	13.25	7/26/2026	50,000	(6)	664,500	40,000	531,600
					40,000	(7)	531,600
					50,000	(10)	664,500

(1)	Option awards in this column vest upon the satisfaction of certain share price performance conditions.

(2)	Value calculated based on the $13.29 closing price of our stock on December 30, 2016.

(3)	Restricted stock awards in this column vest upon the satisfaction of certain share price performance conditions.

(4)	These restricted stock awards were granted on April 1, 2016 and vest in equal installments on the first, second and third anniversaries of the grant date.

(5)	These restricted stock awards were granted on July 1, 2016 and vest in equal installments on the first, second and third anniversaries of the grant date.

(6)	These restricted stock awards were granted on July 26, 2016 and vest in equal installments on the first, second and third anniversaries of the grant date.

(7)	These restricted stock awards were granted on November 13, 2015 and vest in equal installments on the first, second and third anniversaries of the grant date.

(8)	These restricted stock awards were granted on May 19, 2015 and vest in full on the third anniversary of the grant date.

(9)	These restricted stock awards were granted on January 14, 2015 and vest in full on the third anniversary of the grant date.

(10)	These restricted stock awards were granted on November 17, 2014 and vest in full on the third anniversary of the grant date.

(11)	These restricted stock awards were granted on February 3, 2015 and vest in full on the third anniversary of the grant date.

(12)	These restricted stock awards were granted on February 4, 2014 and vested in full on the third anniversary of the grant date.

Option Exercises and Stock Vested in 2016

No options were exercised by our NEOs in 2016. Shares of restricted Common Stock held by the NEOs vested as follows during 2016:

	Number of Shares Acquired on Vesting (1)(#)	Value Realized on Vesting (2)($)
Vyomesh I. Joshi	—	—
John N. McMullen	—	—
David R. Styka	16,667	238,338
Charles W. Hull	46,667	665,838
Andrew M. Johnson	68,667	842,348
Kevin P. McAlea	35,000	499,750

Total	167,001	2,246,274

(1)	Where appropriate, amounts reflect a three-for-two stock split completed on February 22, 2013.

(2)	Amounts reflect the aggregate market value of our Common Stock based on the closing price of our Common Stock on the applicable vesting date.

Potential Benefits upon Termination or Change of Control

Joshi Employment Agreement

Under his employment agreement, Mr. Joshi would, upon termination by the Company without “cause” or resignation for “constructive discharge” (in each case as defined in his agreement), become entitled to receive the following:

•	An amount equal to 150% of his base salary, payable in 18 equal monthly installments;

•	Any accrued but unpaid base salary as of the termination date;

•	Any accrued but unused vacation time;

•	Any accrued but unpaid performance bonus as of the termination date, on the same terms and at the same times as would have applied had the NEO’s employment not terminated; and

•

If the executive elects COBRA coverage for health and/or dental insurance, Company-paid monthly premium payments for such coverage such that the NEO’s contributions to such plans will remain the same as if the NEO were employed by the Company until the earliest of: (1) 18 months from the termination date; or (2) the date the NEO is no longer eligible for COBRA coverage.

In the event of termination by the Company without cause or resignation for “constructive discharge” within 180 days before or two years after a “change of control” (as defined in his employment agreement), Mr. Joshi is entitled to receive a lump sum amount of cash equal to the sum of (i) 150% of his base salary plus (y) his target performance bonus, with such lump sum paid on the sixtieth day following the Termination Date.

McMullen, Hull and Johnson Employment Agreements

Under their employment agreements, Messrs. Hull and Johnson would, upon termination by the Company without “cause” or resignation for “constructive discharge” (in each case as defined in their respective agreements), become entitled to receive the following:

•	An amount equal to the NEO’s base salary, payable in 12 equal monthly installments;

•	Any accrued but unpaid base salary as of the termination date;

•	Any accrued but unpaid performance bonus as of the termination date, on the same terms and at the same times as would have applied had the NEO’s employment not terminated;

•	In the event the termination occurs on or prior to December 31, 2017, a pro rata portion of any performance bonus with respect to the calendar year in which the termination occurs; and

•

If the executive elects COBRA coverage for health and/or dental insurance, Company-paid monthly premium payments for such coverage such that the NEO’s contributions to such plans will remain the same as if the NEO were employed by the Company until the earliest of: (1) 12 months from the termination date; or (2) the date the NEO is no longer eligible for COBRA coverage.

McAlea Severance Agreement

The Company and Mr. McAlea are parties to a severance arrangement pursuant to which Mr. McAlea would become entitled to severance payments equal to nine months of his then current salary if his employment is terminated other than for cause.

Styka Severance Arrangements

Pursuant to Mr. Syka’s employment agreement, in connection with his March 31, 2017 departure from the Company, he is entitled to (i) an amount equal to his base salary payable in 12 monthly installments, (ii) up to 12 months of COBRA coverage, and (iii) a pro rata portion of his 2017 annual incentive award, if any. Additionally, in connection with Mr. Styka’s departure, we entered a one year consulting agreement with Mr. Styka pursuant to which he will complete additional work for the Company on an as-needed basis at a rate of $200 per hour for any hours in excess of 10 hours per month and during the term of which his unvested restricted stock awards will continue to vest upon their normal terms. Finally, certain restricted stock awards granted in 2015 will vest pro rata on March 31, 2018, the final day of the term of Mr. Styka’s consulting agreement.

The following table reflects the amount of compensation that would be paid to each of our NEOs in the event of a termination of the executive officer’s employment under various scenarios. The amounts shown assume that such termination was effective as of December 31, 2016 and include estimates of the amounts that would be paid to each executive officer upon such executive officer’s termination. The table only includes additional benefits that result from the termination and do not include any amounts or benefits earned, vested, accrued or owing under any plan for any other reason. None of our NEOs is entitled to any additional benefits in connection with a Change of Control without a related termination of employment.

Name	Termination Scenario	Cash Severance ($)	Health/ Welfare Benefits ($)	Equity Awards(1)(2) ($)	Cash Bonus Under Annual Incentive Plan ($)	Total ($)
Vyomesh I. Joshi	Voluntary/For Cause	—	—	—	—	—
	Death/Disability	—	—	—	—	—
	Without Cause/Constructive Discharge	1,387,500	—	—	—	1,387,500
	In Connection with Change of Control	1,387,500	—	—	925,000	2,312,500
John N. McMullen	Voluntary/For Cause	—	—	—	—	—
	Death/Disability	—	—	—	—	—
	Without Cause/Constructive Discharge	500,000	20,782	—	—	520,782
	In Connection with Change of Control	500,000	20,782	—	—	520,782
Charles W. Hull	Voluntary/For Cause	—	—	—	—	—
	Death/Disability	—	—	531,600	—	531,600
	Without Cause/Constructive Discharge	389,000	14,342	404,840	—	808,182
	In Connection with Change of Control	389,000	14,342	404,840	—	808,182
Andrew M. Johnson	Voluntary/For Cause	—	—	—	—	—
	Death/Disability	—	—	863,850	—	863,850
	Without Cause/Constructive Discharge	333,000	20,782	754,354	—	1,108,136
	In Connection with Change of Control	333,000	20,782	754,354	—	1,108,136
Kevin P. McAlea	Voluntary/For Cause	—	—	—	—	—
	Death/Disability	—	—	664,500	—	664,500
	Without Cause/Constructive Discharge	291,750	—	—	—	291,750
	In Connection with Change of Control	291,750	—	—	—	291,750

(1)	The amounts in this column represent the value of (1) certain restricted stock awards under our 2004 Incentive Stock Plan which would vest automatically upon a termination resulting from an NEO’s death or disability and (2) certain restricted stock awards granted in 2014 and 2015 which vest automatically on a pro rata basis in the case of an NEO’s termination without cause or for constructive discharge. Such values are based on the $13.29 closing price of our stock on December 30, 2016, the last trading day for our Common Stock in 2016.

(2)	Our 2015 Incentive Plan authorizes the Compensation Committee to accelerate the vesting of equity awards in the case of death, disability or a Change of Control. The following table sets forth the value of the accelerated vesting of unvested, time-based restricted stock awards based on the $13.29 closing price of our stock on December 30, 2016, the last trading day for our Common Stock in 2016, assuming the Compensation Committee exercised this discretion in connection with respect to a Change of Control or a termination due to death or disability occurring on December 31, 2016. This table does not include restricted stock awards with share price-based vesting conditions.

Name	Time- Based Restricted Shares (#)	Value of Grant ($)
Vyomesh I. Joshi	150,000	1,993,500
John N. McMullen	75,000	996,750
David R. Styka	83,333	1,107,496
Charles W. Hull	83,333	1,107,496
Andrew M. Johnson	133,333	1,771,996
Kevin P. McAlea	90,000	1,196,100

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and any person owning ten percent or more of the outstanding shares of our Common Stock to file reports with SEC to report their beneficial ownership of and transactions in our securities and to furnish us with copies of those reports. Based upon a review of those reports submitted to us, along with written representations from or on behalf of certain executive officers and directors that they were not required to file any reports during 2016, we believe that all of these reports were timely filed during 2016, except that a Form 4 on behalf of Mr. Loewenbaum with respect to the transfer of 144,530 shares of our Common Stock to a family trust occurring on November 29, 2016 was inadvertently not filed until December 14, 2016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth (a) as of the date indicated in the applicable Schedule 13D or 13G with respect to each person identified as having filed a Schedule 13D or 13G and (b) as of March 20, 2016 with respect to the other persons listed in the table, the number of outstanding shares of Common Stock and the percentage beneficially owned:

•	by each person known to us to be the beneficial owner of more than five percent of our Common Stock;

•	by each current director and each of our NEOs; and

•	by all of our directors and executive officers as a group.

Except as otherwise indicated in the footnotes to the table, and subject to any applicable community property laws, each person has the sole voting and investment power with respect to the shares beneficially owned. The address of each person listed is in care of 3D Systems Corporation, 333 Three D Systems Circle, Rock Hill, South Carolina 29730, unless otherwise noted.

	Shares of Common Stock Beneficially Owned(1)
Name and Address of Beneficial Owner	Number of Shares		Percentage Ownership
BlackRock, Inc.	10,601,937	(2)	9.3%
55 East 52nd Street New York, New York 10055
The Vanguard Group.	8,458,286	(3)	7.4%
100 Vanguard Blvd. Malvern, PA 19355
St. Denis J. Villere & Company, L.L.C.	5,776,752	(4)	5.1%
601 Poydras St., Suite 1808 New Orleans, Louisiana 70130
William E. Curran	54,675		*
Thomas W. Erickson	69,466		*
Charles W. Hull	552,061	(5)	*
William D. Humes	13,854		*
Vyomesh I. Joshi	225,000		*
Jim D. Kever	413,611	(6)	*
G. Walter Loewenbaum, II	1,922,854	(7)	1.7%
Kevin S. Moore	1,518,105	(8)	1.3%
Charles G. McClure, Jr.	—		*
Daniel S. Van Riper	55,121		*
Jeffrey Wadsworth	—		*
Karen E. Welke	51,765		*
Andrew M. Johnson	291,666		*
Kevin P. McAlea	333,574		*
John N. McMullen	125,000		*
David R. Styka	116,000		*
All directors and current executive officers as a group (15 persons)	5,626,752	(9)	5.0%

*	Less than one percent

(1)	Percentage ownership is based on the number of shares of Common Stock outstanding and entitled to vote as of March 20, 2017, the record date for the Annual Meeting. Common Stock numbers include, with respect to the stockholder in question, Common Stock which the stockholder could acquire within 60 days of the record date.

(2)	BlackRock, Inc. filed an Amended Schedule 13G on January 19, 2017 indicating that it has sole voting power over 10,382,454 of these shares and sole dispositive power over all 10,601,937 of these shares.

(3)	The Vanguard Group, filed an Amended Schedule 13G on February 9, 2017 indicating that it has sole voting power over 212,360 of these shares, shared voting power over 12,769 of these shares, sole dispositive power over 8,238,507 of these shares and shared dispositive power over 219,770 of these shares.

(4)	St. Denis J. Villere & Company, L.L.C, filed a Schedule 13G on June 17, 2016 indicating that it has sole voting power over 5,443,611 of these shares, shared voting power over 5,756,652 of these shares, sole dispositive power over 5,463,711 of these shares and shared dispositive power over 5,776,752 of these shares.

(5)	Consists of (a) 222,046 shares of Common Stock that Mr. Hull holds directly and (b) 290,015 shares of Common Stock held in the Charles William Hull and Charlene Antoinette Hull 1992 Revocable Living Trust for which Mr. and Mrs. Hull serve as trustees.

(6)	Consists of (a) 314,938 shares of Common Stock that Mr. Kever holds directly, and (b) 98,673 shares of Common Stock held by an irrevocable trust for the benefit of Mr. Kever’s minor children. Mr. Kever disclaims beneficial ownership of the shares and other securities held by that trust except to the extent of his pecuniary interest in them.

(7)	Consists of (a) 1,062,816 shares of Common Stock that Mr. Loewenbaum holds directly, (b) 176,944 shares held in the name of Mr. Loewenbaum’s spouse, (c) 33,279 shares held in the name of The Lillian Shaw Loewenbaum Trust for which Mr. and Mrs. Loewenbaum serve as trustees, (d) 376,441 shares held in the name of The Loewenbaum 1992 Trust for which Mr. and Mrs. Loewenbaum serve as trustees, (e) 60,000 shares held in the name of Wally’s Trust u/w/o Joel Simon Loewenbaum for which Mr. Loewenbaum serves as trustee, (f) 5,100 shares held in the name of the Anna Willis Loewenbaum 1993 Trust for which Mr. and Mrs. Loewenbaum serves as trustee, (g) 5,100 shares held in the name of the Elizabeth Scott Loewenbaum 1993 Trust for which Mr. and Mrs. Loewenbaum serves as trustee, (h) 55,565 shares held in the name of Waterproof Partnership, L.P. of which Mr. Loewenbaum and his wife are the general partners, (i) 67,500 shares held in the name of Blanco Cattle & Ranch, LLC, a limited liability company owned 100% by Mr. Loewenbaum, (j) 258,277 shares held in the name of Elizabeth Scott Loewenbaum 2010 Trust for which Mr. Loewenbaum serves as trustee, (k) 239,475 shares held in the name of Anna Loewenbaum Hargrove 2010 Trust for which Mr. Loewenbaum serves as trustee, (l) 11,703 shares held in the name of Lillian Shaw Loewenbaum TTEE the LSL3DS 2014 Annuity Trust U/A/Dtd 11/13/2014 for which Mrs. Loewenbaum serves as trustee, (m) 40,868 shares held in the name of The GWL3D 2015 Annuity Trust U/A Dtd 5/18/2015, and (n) 27,538 shares held in the name of The LSL3D 2015 Annuity Trust U/A Dtd 5/18/2015. Mr. Loewenbaum disclaims beneficial ownership except to the extent of his pecuniary interest therein of any securities not directly held by him.

(8)	Consists of (a) 2,734 shares of Common Stock that Mr. Moore owns directly, (b) 88,981 shares of Common Stock held in the name of Kevin S. Moore, Trustee, The Kevin Scott Moore 2011 Revocable Living Trust dated September 13, 2011, and (c) the 1,426,390 shares beneficially owned by The Clark Estates, Inc., with respect to which Mr. Moore disclaims beneficial ownership as well as any pecuniary interest.

(9)	Consists of an aggregate of 5,626,752 shares of outstanding Common Stock beneficially owned, directly or indirectly, by all 15 directors and current executive officers as a group.

PROPOSAL TWO

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS

We are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as described in this Proxy Statement, including the section entitled Compensation Discussion and Analysis, the compensation tables and the related narrative discussion. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation.

As described in detail under the heading Compensation Discussion and Analysis above, we design our executive compensation program, and we pay executive compensation, in order to, among other things, attract, motivate, and retain the key executives who drive our success and industry leadership. Compensation that reflects performance and alignment of that compensation with the interests of long-term stockholders are key principles that underlie our compensation program design. Please read the Compensation Discussion and Analysis section of this Proxy Statement for additional details about our executive compensation programs, including information about the fiscal year 2016 compensation of our named executive officers.

The Say-on-Pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and the Compensation Committee value the views of our stockholders, and will carefully review and consider the voting results for this proposal when evaluating our executive compensation programs.

Our stockholders approved a Say-on-Pay frequency of every three years in 2011 and our Board adopted a Say-on-Pay policy consistent with this advisory vote the same year. Based on discussions with many of our top stockholders in preparation for the 2017 Annual Meeting, our Board has determined to recommend changing our policy to provide for an annual Say-on-Pay vote. Proposal Three below provides an opportunity for our stockholders to indicate how frequently the Company should hold future advisory votes. Subject to our stockholders’ vote concerning the say-on-frequency, we expect the next Say-on-Pay vote will be held at our 2018 Annual Meeting.

The Board of Directors unanimously recommends you vote FOR the approval, on an advisory basis, of the Compensation of our named executive officers as disclosed in this proxy statement.

PROPOSAL THREE

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act provides stockholders the opportunity to indicate how frequently the Company should hold future advisory votes on the compensation of our named executive officers. Stockholders may indicate whether they would prefer to have future advisory votes on executive compensation every year, every two years, every three years or abstain from voting on this proposal.

After careful consideration, the Board recommends that future advisory votes on compensation of our named executive officers be held annually. Our Board believes that holding a vote every year is the most appropriate option because (i) it would enable our stockholders to provide us with input regarding the compensation of our named executive officers on a timely basis; and (ii) it is consistent with our practice of engaging with our stockholders, and obtaining their input, on our corporate governance matters and our executive compensation philosophy, policies and practices.

The frequency with which future advisory votes on compensation of our named executive officers are held is advisory, and therefore not binding. Although the vote is non-binding, the Compensation Committee and the Board value your opinion and will consider the outcome of the vote in establishing the frequency with which the advisory vote on compensation of our named executive officers will be held in the future. In accordance with the Dodd-Frank Act, we expect our stockholders’ next opportunity for an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers to be in 2023.

The Board of Directors unanimously recommends you vote FOR conducting annual advisory votes to approve executive compensation.

PROPOSAL FOUR

APPROVAL OF AMENDED AND RESTATED 2015 INCENTIVE PLAN; RE-APPROVAL OF CODE SECTION 162(m) LIMITS AND CRITERIA

Overview

We currently maintain the 2015 Incentive Plan, which was adopted by the Board of Directors on March 11, 2015, and approved by stockholders at our 2015 Annual Meeting, on May 19, 2015, and subsequently amended and restated, effective February 1, 2016.

We are asking stockholders to approve the amendment and restatement of the 2015 Incentive Plan (the “Amendment and Restatement”), which was adopted by the Board of Directors on February 7, 2017, subject to stockholder approval, and which would add 7,140,011 shares of our Common Stock to the pool of shares available for awards. The 7,140,011 additional shares of Common Stock to be added to the pool of shares available for awards is comprised of (i) 6,200,000 new shares of Common Stock and (ii) 940,011 shares of our Common Stock that were available for issuance as of March 20, 2017 under the Company’s legacy 2004 Stock Incentive Plan, which was approved by stockholders in 2004 and 2009.

We are also asking stockholders to re-approve individual award limits and business criteria that can be used in establishing performance goals for performance awards granted under the 2015 Incentive Plan, in each case as described in this Proposal Four, for purposes of Section 162(m) of the Code.

Under the 2015 Incentive Plan, the Company initially reserved 6,300,000 shares of Common Stock for issuance to employees, officers, non-employee directors, consultants and advisors of the Company, or of any affiliate, as the Compensation Committee may determine and designate from time to time, in the form of restricted stock, restricted stock units, stock options, stock appreciation rights (“SARs”), performance awards and incentive awards.

The Board of Directors and the Compensation Committee believe that the 2015 Incentive Plan is a key part of the Company’s compensation philosophy and programs. Our ability to attract, retain and motivate highly qualified officers, non-employee directors, key employees, consultants and advisors is critical to our success. The Board and the Compensation Committee believe that the interests of the Company and its stockholders will be advanced if we can continue to offer our officers, non-employee directors, key employees, consultants and advisors the opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

As of March 20, 2017, 533,502 shares of Common Stock remained reserved for issuance pursuant to awards under the 2015 Incentive Plan. Additionally, as of March 20, 2017, there were 3,781,637 outstanding full value awards and 2,260,000 outstanding options with a weighted average exercise price of $13.92 and a weighted average remaining contractual life of 9.3 years under all of our Plans. As of March 20, 2017, 82,219 shares remained reserved for issuance pursuant to awards under the Directors Stock Plan.

We also currently maintain the 2004 Stock Incentive Plan. As of March 20, 2017, 940,011 shares of Common Stock remained reserved for issuance pursuant to awards under the 2004 Stock Incentive Plan. In order to simplify the administration of our equity incentive plans, we would like for the entire pool of shares available for future equity award grants to be included in a single equity plan, the 2015 Incentive Plan. Therefore, on February 7, 2017, our Board approved an amendment to the 2004 Stock Incentive Plan to prohibit the grant of additional shares thereunder, effective upon the stockholders’ approval of the Amendment and Restatement at the Annual Meeting.

In order to increase the pool of shares available for future equity award grants to continue to operate our compensation program in a manner consistent with past practices and to accommodate anticipated growth, on February 7, 2017, the Board also adopted, subject to stockholder approval, the Amendment and Restatement, to add 7,140,011 shares of Common Stock to the pool of shares available for equity awards. The proposed increase to the share pool is the only change to the 2015 Incentive Plan included in the Amendment and Restatement. We currently anticipate that if the Amendment and Restatement is approved, the number of shares reserved for awards under the 2015 Incentive Plan will be sufficient to cover our equity awards for at least the next three years.

The Amendment and Restatement will become effective on May 16, 2017, the date of our 2017 Annual Meeting, if approved by our stockholders, and will remain in effect until May 19, 2025, unless terminated earlier by the Compensation Committee. If Amendment and Restatement is not approved by our stockholders, the Company’s existing equity plans, including the 2015 Incentive Plan and the 2004 Plan, will remain in effect in accordance with their terms and the Company may continue to make awards under such plans.

Equity Compensation Plan Key Information

The following table summarizes information regarding all the Company’s outstanding equity awards and shares available for future awards under the Company’s equity plans as of December 31, 2016.

	Number of securities to be issued upon exercise of outstanding stock options, warrants and rights(1)	Weighted average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans
Plan Category
Equity compensation plans approved by stockholders	2,927,408	$13.92	1,834,938
Equity compensation plans not approved by stockholders	—	—	—

Total	2,927,408	$13.92	1,834,938

(1)	Includes 667,408 restricted stock units approved under plans approved by our stockholders.

(2)	Does not reflect the restricted stock units included in the first column that do not have an exercise price.

Corporate Governance Aspects of the 2015 Incentive Plan

The 2015 Incentive Plan, as proposed to be amended by the Amendment and Restatement, has been designed to include a number of provisions that promote best practices by reinforcing the alignment between equity compensation arrangements for eligible employees and non-employee directors and stockholders’ interests. These provisions include, but are not limited to, the following:

No Discounted Options or Stock Appreciation Rights (SARs).    Stock options and SARs may not be granted with exercise prices lower than the market value of the underlying shares on the grant date.

No Repricing Without Stockholder Approval.    Other than in connection with a change in the Company’s capitalization, the Company will not, without stockholder approval, reduce the purchase price of such stock option or SAR and will not exchange such stock option or SAR for a new award with a lower (or no) purchase price or for cash.

No Liberal Share Recycling.    Shares used to pay the exercise price or withholding taxes related to an outstanding award and unissued shares resulting from the net settlement of outstanding SARs do not become available for issuance as future awards under the 2015 Incentive Plan.

No Transferability.    Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

No Evergreen Provision.    The 2015 Incentive Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the 2015 Incentive Plan can be automatically replenished.

No Automatic Grants.    The 2015 Incentive Plan does not provide for automatic grants to any participant.

No Tax Gross-Ups.    The 2015 Incentive Plan does not provide for any tax gross-ups.

Director Limits.    The 2015 Incentive Plan contains annual limits on the amount of awards that may be granted to non-employee directors.

280G Cutback.    If any payment under the 2015 Incentive Plan would cause a participant to become subject to the excise tax imposed under Code Section 4999, then payments and benefits will be reduced to the amount that would not cause the participant to be subject to the excise tax if such a reduction would put the participant in a better after tax position than if the participant were to pay the tax. No tax-gross ups will be provided under the 2015 Incentive Plan.

Multiple Award Types.    The 2015 Incentive Plan permits the issuance of incentive stock options, nonqualified stock options, SARs, restricted stock units, restricted stock, and other types of equity and cash incentive grants, subject to the share limits of the plan. This breadth of award types will enable the committee administering the 2015 Incentive Plan to tailor awards in light of the accounting, tax, and other standards applicable at the time of grant. Historically, these standards have changed over time.

Tax-Deductible Cash Incentive Awards.    The 2015 Incentive Plan allows for payment of cash incentives, so that future awards may be made to certain covered employees that are eligible to be deducted under Code Section 162(m) as “performance-based compensation.”

Clawback Policy.    All awards made under the 2015 Incentive Plan are subject to the Company’s clawback policy in effect at the relevant grant or vesting date.

Independent Oversight.    The 2015 Incentive Plan is administered by a committee of independent Board members.

The material terms of the 2015 Incentive Plan, as amended by the Amendment and Restatement, are summarized below. This summary of the 2015 Incentive Plan is not intended to be a complete description of the 2015 Incentive Plan, as amended by the Amendment and Restatement, and is qualified in its entirety by the actual text of the 2015 Incentive Plan, as amended by the Amendment and Restatement, which is attached as Appendix A to this proxy statement.

Summary of 2015 Incentive Plan, as Amended by the Amendment and Restatement

Administration

The 2015 Incentive Plan is administered by the Compensation Committee of our Board of Directors or a subcommittee thereof, which consists of at least two directors who are both “Non-Employee Directors” within the meaning of Rule 16b-3 of the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code. The members of the Compensation Committee hold office at the pleasure of the Board of Directors. The Compensation Committee has the authority to grant awards under the 2015 Incentive Plan and has broad discretion to determine the terms and conditions of such awards, subject to the provisions of the 2015 Incentive Plan. Notwithstanding the foregoing, only the full Board of Directors may grant and administer awards under the 2015 Incentive Plan to non-employee directors. The “plan year” is the calendar year. See “Meetings and Committees of the Board of Directors—Compensation Committee.”

Eligibility and Types of Awards under the 2015 Incentive Plan

The 2015 Incentive Plan permits the granting of restricted stock, restricted stock units, stock options, SARs, performance awards and incentive awards. Employees (including employee directors and executive officers) and consultants of the Company and its subsidiaries and affiliates and our non-employee directors are eligible to participate in the 2015 Incentive Plan.

Accordingly, each non-employee member of the Board of Directors, each executive officer and each person who previously served as an executive officer during fiscal 2016 and remains employed by us has an interest in Proposal Four. As of March 20, 2017, 2,608 employees (including executive officers) would be eligible to participate in the 2015 Incentive Plan. In addition, non-employee directors (currently 10 persons) will be eligible to participate in the 2015 Incentive Plan.

As of March 20, 2017, the per share closing price of our Common Stock as reported on the NYSE was $14.30 and there were 113,754,508 shares of our Common Stock issued and outstanding.

Shares Available for Issuance,

Subject to adjustment (in connection with certain changes in capitalization), the total number of shares of our Common Stock reserved and available for issuance under the 2015 Incentive Plan, as amended by the Amendment and Restatement is equal to: (i) 6,300,000, plus (ii) effective upon May 16, 2017 (subject to stockholder approval), 7,140,011.

In the event of any change in the outstanding shares of Common Stock or other securities then subject to the 2015 Incentive Plan by reason of any stock split, reverse stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, or if the outstanding securities of the class then subject to the 2015 Incentive Plan are exchanged for or converted into cash, property or a different kind of security, or if cash, property or securities are distributed in respect of such outstanding securities (other than a regular cash dividend), then, unless the terms of such transaction shall provide otherwise, such equitable adjustments shall be made in the 2015 Incentive Plan and the awards thereunder (including, without limitation, appropriate and proportionate adjustments in (i) the number and type of shares or other securities that may be acquired pursuant to awards theretofore granted under the 2015 Incentive Plan; (ii) the maximum number and type of shares or other securities that may be issued pursuant to awards thereafter granted under the 2015 Incentive Plan; (iii) the number of shares of restricted stock and shares of Common Stock under restricted stock units that are outstanding and the terms thereof; and (iv) individual grant limits (described below)) as the Compensation Committee determines are necessary or appropriate, including, if necessary, any adjustment in the maximum number of shares of Common Stock available for distribution under the 2015 Incentive Plan.

If any award is cancelled, forfeited, expires or otherwise terminates without the issuance or delivery of nonforfeitable shares of Common Stock, or if any award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to such award, then the shares of Common Stock subject to the award shall, to the extent of such cancellation, forfeiture, expiration, termination, cash settlement or non-issuance, again be available for issuance under the 2015 Incentive Plan.

In the event that (i) any stock option granted under the 2015 Incentive Plan is exercised through the tendering of shares of Common Stock or by the withholding of shares of Common Stock by the Company or (ii) withholding tax liabilities resulting from an award are satisfied by the withholding of shares of Common Stock, then the number of shares tendered or withheld shall not be available for future grants of awards. If Common Stock is issued in settlement of a SAR, the number of shares of Common Stock available under the 2015 Incentive Plan shall be reduced by the number of shares of Common Stock for which the SAR is exercised rather than the number of shares of Common Stock issued in settlement of the SAR.

Individual Grant Limits

No participant in the 2015 Incentive Plan may be granted awards during any plan year in excess of any of the following limits: options covering in excess of 500,000 shares; stock appreciation rights covering in excess of 500,000 shares; performance awards (as defined below) in excess of 500,000 shares or incentive awards (as defined below) covering in excess of 500,000 shares or $3,500,000 if such incentive award is denominated in cash. In addition, non-employee directors may only be granted awards under the 2015 Incentive Plan covering 10,000 or fewer shares per year.

Awards

Restricted Stock. Restricted stock, i.e., shares of Common Stock that may be subject to vesting requirements, transfer restrictions or both, may be awarded under the 2015 Incentive Plan. Restricted stock may be granted subject to such restrictions and provisions as may be established by the Compensation Committee, consistent with the terms of the 2015 Incentive Plan. The restrictions may be based on performance standards, periods of service, retention by the participant of ownership of specified shares of Common Stock or other criteria.

The Compensation Committee may condition awards of restricted stock on the participant paying a price set by the Compensation Committee at the time and in the manner prescribed by the Compensation Committee.

A participant has all of the rights of a stockholder with respect to shares of Common Stock subject to a restricted stock award. Accordingly, the participant has the right to vote the shares and receive dividends on the shares even during the restriction period. However, if restricted stock is granted in the form of a performance award (described below), dividends on the shares will be accumulated and paid when, and to the extent that, the vesting requirements of the performance award are satisfied.

Restricted stock shall be forfeited and returned to the Company, and all rights of the participant with respect to such restricted stock shall terminate unless the participant continues in the service of the Company, a subsidiary or an affiliate until the expiration of the restricted period for such restricted stock and satisfies any and all other conditions established by the Compensation Committee. The Compensation Committee shall determine the restricted period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any restricted stock.

Restricted Stock Units. Restricted stock units, i.e., a notional bookkeeping entry that represents the equivalent of a share of Common Stock, may be granted under the 2015 Incentive Plan. Restricted stock units may be granted subject to such restrictions and provisions, whether based on performance standards, periods of service, retention by the participant of ownership of specified shares of Common Stock or other criteria, not inconsistent with the terms of the 2015 Incentive Plan, as may be established by the Compensation Committee.

Restricted stock units that are earned and vested may be settled in cash or Common Stock, as determined by the Compensation Committee.

Restricted stock units shall be forfeited, and all rights of the participant with respect to such restricted stock units shall terminate unless the participant continues in the service of the Company, a subsidiary or an affiliate until the expiration of the restricted period for such restricted stock unit award and satisfies any and all other conditions established by the Compensation Committee. The Compensation Committee shall determine the restricted period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any restricted stock unit award.

A participant does not have any rights as a stockholder with respect to any restricted stock units. However, the Compensation Committee has the discretion to provide for the payment of dividend equivalents to the participant in connection with restricted stock unit awards. Unless restricted stock units are earned or become vested solely on account of continued employment or service, any dividend equivalents will be accumulated and paid when, and to the extent that, the restricted stock units are earned or become vested.

Stock Options. Stock options may be granted under the 2015 Incentive Plan. A stock option entitles the participant to purchase shares of Common Stock from the Company at the option price. Two types of options—incentive stock options (“ISOs”) and nonqualified stock options (“NQSOs”)—may be granted under the 2015 Incentive Plan. The two types of options differ primarily in the tax consequences attending the exercise of an option and the disposition of the shares received upon exercise of an option. The exercise price per share of any stock option granted under the 2015 Incentive Plan will not be less than the fair market value per share of the Company’s Common Stock on the date the option is granted. In the case of an ISO granted to a person who owns or is deemed to own more than ten percent of the voting power of the Company, the exercise price per share of the ISO will not be less than 110% of the fair market value per share of the Company’s Common Stock on the date the ISO is granted. The maximum term of any stock option will be ten years from the date of grant (except that the maximum term is five years in the case of an ISO granted to a ten percent stockholder). Stock options may be exercised by paying the exercise price (i) in cash, (ii) through a “cashless exercise” (which will be conducted in a manner acceptable to the Company through a third party broker, and otherwise in compliance with Section 402 of the Sarbanes Oxley Act), (iii) in which the exercise price is subtracted from the value of the shares of Common Stock received by the participant upon exercise of the stock option (based on the fair market value of the Common Stock on the date the option is exercised), or (iv) by the surrender of Common Stock which, if acquired upon the exercise of an award, has been owned by the participant for more than six months on the date of surrender and has a fair market value on the date of surrender that, together with any cash paid, is equal to the aggregate exercise price of the Common Stock as to which said stock option shall be exercised.

Except as otherwise expressly approved by the Compensation Committee, if a participant terminates employment or service with the Company by reason of death or disability (as defined in the 2015 Incentive Plan), any stock option held by that participant may be exercised by the participant or the participant’s beneficiary in the case of death, for the number of shares that the participant was eligible to exercise on the date of such death or disability, until the expiration of twelve months after the date of such death or disability, provided that such stock option was exercisable on such date, but no later than the expiration date of the stock option. Except as otherwise expressly approved by the Compensation Committee, if a participant is terminated without cause (as defined in the 2015 Incentive Plan), retires or resigns from employment or service, any stock option held by that participant is exercisable, for the number of shares that the participant was eligible to exercise on the date of such termination, retirement or resignation, until the expiration of ninety days from the date of such termination, retirement or resignation, provided that the stock option was exercisable as of such date, but no later than the expiration date of the stock option. Unless otherwise determined by the Compensation Committee, any stock options held by a participant who is terminated for cause expire immediately, whether or not exercisable on such date.

Stock Appreciation Rights. Participants may be granted SARs under the 2015 Incentive Plan. SARs may be granted in tandem with a stock option or may be granted as independent awards. If SARs are granted in tandem with a stock option, then SARs can be exercised only by the surrender of the unexercised option for the number of shares of Common Stock for which the SARs are being exercised. Similarly, the exercise of a related option requires the surrender of an equal number of SARs.

The exercise of a SAR entitles the participant to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the exercise price of the SAR. The exercise price of the SAR is the fair market value of a share of Common Stock on the date the SAR is granted or, if greater, the exercise price of a stock option granted in tandem with the SAR. The Compensation Committee may specify that the exercise of a SAR will entitle the participant to receive a lesser amount than described above.

If the SAR is granted independently of a stock option, the maximum term of the SAR will be ten years. If the SAR is granted in tandem with a stock option, the maximum term of the SAR is the same as the term of the stock option. The Compensation Committee may specify that the term of a SAR will be less than the applicable maximum term.

The amount payable as a result of the exercise of a SAR may be settled in cash, Common Stock or a combination of cash and Common Stock.

Except as otherwise expressly approved by the Compensation Committee, if a participant terminates employment or service with the Company by reason of death or disability (as defined in the 2015 Incentive Plan), any SAR held by that participant may be exercised by the participant or the participant’s beneficiary in the case of death, for the number of shares that the participant was eligible to exercise, until the expiration of twelve months after the date of such death or disability, provided that such SAR was exercisable on such date, but no later than the expiration date of the SAR. Except as otherwise expressly approved by the Compensation Committee, if a participant is terminated without cause (as defined in the 2015 Incentive Plan), retires or resigns from employment or service, any SAR held by that participant will be exercisable, for the number of shares that the participant was eligible to exercise on the date of such termination, retirement or resignation, until the expiration of ninety days from the date of such participant’s termination, retirement or resignation, provided that such SAR was exercisable on such date, but no later than the expiration date of the SAR. Unless otherwise determined by the Compensation Committee, any unexercised SAR held by a participant who is terminated for cause will be cancelled on the date of such termination, whether or not exercisable on such date.

Performance Awards. Section 162(m) of the Code limits the deduction that the Company may claim for compensation paid to its Chief Executive Officer and its three other highest paid executive officers other than the Chief Financial Officer. Section 162(m) generally provides that the Company cannot claim a compensation deduction of more than $1 million for each of those officers in a year. Compensation that qualifies as “performance based compensation” under Section 162(m) is deductible without regard to this limit.

Options and SARs granted in accordance with the 2015 Incentive Plan can qualify as performance based compensation under Section 162(m). In addition, awards of restricted stock and restricted stock units that are granted under the 2015 Incentive Plan in the form of performance awards also may qualify as performance based compensation.

Performance awards will vest only upon the achievement of certain performance goals that are specified in advance by the Compensation Committee, and that relate to the following business criteria, either individually or in combination, applied to the participant or to the Company, a subsidiary or an affiliate of the Company as a whole or to individual units thereof, and measured either absolutely or relative to a designated group of comparable companies: (i) cash flow, (ii) earnings per share, (iii) earnings before interest, taxes, depreciation, and amortization (EBITDA), (iv) return on equity, (v) total stockholder return, (vi) return on capital, (vii) return on assets or net assets, (viii) revenue, (ix) income or net income, (x) operating income or net operating income, (xi) operating profit or net operating profit, (xii) operating margin, (xiii) return on operating revenue, (xiv) customer satisfaction, (xv) market share, (xvi) expenses, (xvii) credit rating, (xviii) mergers and acquisitions or divestitures, (xix) product development, (xx) intellectual property, (xxi) manufacturing, production or inventory, (xxii) price/earnings ratio, (xxiii) liquidity, (xxiv) financings, (xxv) cash, (xxvi) cost of goods sold, (xxvii) economic value added, (xxviii) accounts receivable, (xxix) number of customers and (xxx) gross profit margin.

Incentive Awards. Incentive awards may be granted under the 2015 Incentive Plan, subject to terms and conditions as may be prescribed by the Compensation Committee. Incentive awards entitle the participant to receive a payment in Common Stock and/or cash if the terms and conditions established by the Compensation Committee are satisfied. Such terms and conditions may include requirements that the participant complete a specified period of employment, or that the Company, or one of its subsidiaries or affiliates, or the participant attain stated objectives or goals, including objectives stated with respect to performance goals listed above as a condition to earning an incentive award. The period for determining whether such requirements are satisfied shall be at least one year.

Change in Control; Vesting Acceleration

Unless an outstanding award is assumed by the surviving entity in the event of a Change of Control (as defined in the 2015 Incentive Plan), the Compensation Committee, in its discretion, may provide that (i) a stock option and stock appreciation right shall be fully exercisable thereafter, (ii) restricted stock will become transferable and nonforfeitable thereafter, (iii) restricted stock units shall be earned in their entirety and converted into transferable and nonforfeitable restricted stock, (iv) the performance goals to which the vesting of performance awards are subject shall be deemed to be met at target, such that performance awards immediately become fully vested, and (v) an incentive award shall be earned, in whole or in part.

In the event of a Change in Control, the Compensation Committee, in its discretion and without the need for a participant’s consent, may provide that an outstanding award shall be assumed by, or a substitute award granted by, the surviving entity in the Change in Control. Unless an outstanding award is assumed by the surviving entity, in the event of a Change in Control the Compensation Committee, in its discretion and without the need of a participant’s consent, may provide that each award shall be cancelled in exchange for a payment.

In addition, in general the Compensation Committee has the discretion to accelerate vesting for outstanding and unvested equity awards.

Clawback

Each award granted under the 2015 Incentive Plan is subject to the condition that we may require that such award be returned, and that any payment made with respect to such award must be repaid, if such action is required under the terms of any recoupment or “clawback” policy of ours as in effect on the date that the payment was made, or on the date the award was granted or exercised or vested or earned as applicable.

Certain Reduction of Parachute Payments

The benefits that a participant may be entitled to receive under the 2015 Incentive Plan and other benefits that a participant is entitled to receive under other plans, agreements and arrangements, may constitute “parachute payments” that are subject to the Internal Revenue Code Sections 280G and 4999. The 2015 Incentive Plan provides that such “parachute payments” will be reduced pursuant to the 2015 Incentive Plan if, and only to the extent that, a reduction will allow a participant to receive a greater net after tax amount than a participant would receive absent a reduction.

Amendment and Termination

The Board of Directors may amend, alter or discontinue the 2015 Incentive Plan at any time and for any reason, provided that (i) no amendment, alteration or discontinuation will be made which would materially impair the rights of a participant in respect of any outstanding award thereunder without such participant’s prior consent, and (ii) an amendment will be contingent on approval of our stockholders to the extent stated by the Compensation Committee or required by applicable law or stock exchange listing requirements.

Subject to the above provisions, the Board of Directors will have broad authority to amend the 2015 Incentive Plan to take in to account changes in applicable securities and tax laws and accounting rules, as well as other developments. The 2015 Incentive Plan became effective on May 19, 2015 and the Amendment and Restatement will become effective upon approval by our stockholders, and will continue in effect until May 19, 2025, unless earlier terminated by the Board of Directors.

New Plan Benefits

All awards to directors, executive officers, employees and consultants are made at the discretion of the Compensation Committee. As discussed in the “Long-Term Equity Compensation” portion of the Compensation Discussion and Analysis in this proxy statement, the Compensation Committee awarded stock options and restricted stock to our named executive officers as part of our executive compensation program for 2016. All other future awards to our directors, executive officers, employees and consultants under the 2015 Incentive Plan are discretionary and cannot be determined at this time. As a result, the benefits and amounts that will be received or allocated under the 2015 Incentive Plan are not determinable at this time. We have therefore not included a table that reflects such awards.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences applicable to awards granted under the 2015 Incentive Plan based on federal income tax laws in effect on the date of this Proxy Statement.

This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Internal Revenue Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, we advise all participants to consult their own tax advisors concerning the tax implications of awards granted under the 2015 Incentive Plan.

Restricted Stock

A participant will recognize ordinary income on account of an award of restricted stock on the first day that the shares are either transferable or not subject to a substantial risk of forfeiture. The ordinary income that will be recognized will equal the fair market value of the Common Stock on that date, less any amount that the participant paid to acquire the shares.

If the shares are both nontransferable and subject to a substantial risk of forfeiture on the date of the award, a participant may elect to recognize income, and have his tax consequences determined as of the date of the award. That is accomplished by filing an “83(b) election” within thirty days of the award.

The participant’s tax basis in the shares received on account of a restricted stock award will be the amount of any ordinary income recognized on account of the award plus any amount paid for the shares. Any gain or loss that a participant realizes upon the sale of Common Stock acquired under the award will be treated as long-term or short-term capital gain or loss, depending on the period the participant holds the shares after the date the participant recognizes ordinary income on account of the restricted stock award.

We may claim a federal income tax deduction equal to the ordinary income recognized by the participant on account of the restricted stock award.

Restricted Stock Units

A participant will not recognize income on account of the grant of restricted stock units. A participant will recognize ordinary income on account of the settlement of restricted stock units. The amount of income recognized by the participant is equal to any cash that is paid and the fair market value of any Common Stock received in settlement of the award.

The participant’s tax basis in any Common Stock received on account of the settlement of restricted stock units will be the fair market value of the shares on the date the shares are issued to the participant. Any gain or loss that the participant recognizes on the sale of those shares should be treated as long-term or short-term capital gain or loss, depending on the period that the participant held the shares.

We may claim a federal income tax deduction equal to the amount of ordinary income recognized by the participant on account of the settlement of the restricted stock units.

Nonqualified Stock Options and SARs

A participant generally will not realize taxable income upon the grant of a NQSO or SAR. Upon the exercise of a NQSO, the participant will recognize ordinary income equal to the difference between the fair market value of the Common Stock being purchased and the exercise price. Upon the exercise of a SAR, a participant will recognize ordinary income equal to the amount of any cash and the fair market value of any Common Stock paid under the SAR. We generally will be entitled to take a federal income tax deduction in the amount of ordinary income recognized by the participant. If the participant exercises a NQSO or SAR and subsequently sells the shares acquired under the award, any appreciation will be taxed as capital gain in an amount equal to the excess of the sales proceeds for the shares over the participant’s basis in the shares, i.e., the exercise date fair market value of the shares. Such capital gain will be either long- or short-term depending on the period of time that the participant has held such shares following the exercise of the option. We may claim a federal income tax deduction equal to the ordinary income recognized by the participant.

Incentive Stock Options

In general, a participant will have no income tax consequences at the time of grant or exercise of an ISO (except for purposes of computing liability for alternative minimum tax, if any). Upon sale of the underlying stock after satisfying applicable holding period requirements, any amount realized by the participant in excess of the exercise price paid will be taxed to him or her as capital gain. If the holding period requirements are not satisfied, at the time the underlying stock is sold (a “disqualifying disposition”), the participant generally will recognize ordinary income equal to the excess of the fair market value of the Common Stock at the time of exercise over the exercise price, and also will realize capital gain equal to the excess (if any) of the sales proceeds for the option shares over the participant’s basis in the option shares. The participant’s basis in the option shares generally will be the exercise price plus the amount included in the participant’s ordinary income upon exercise. We will be entitled to a deduction on account of an ISO only if there is a disqualifying disposition. In that case, we will be entitled to a deduction in the amount of ordinary income realized by the participant. The ISO holding period requirements are satisfied if the participant does not sell the shares acquired under the ISO within one year of the exercise or within two years of the grant of the ISO.

Incentive Awards

The amount of cash paid (or the fair market value of the shares of Common Stock issued) to settle Incentive Awards is generally subject to ordinary income tax. Cash awards will be taxable income to the recipient at the date of payment. In each of the foregoing cases, we will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

The Board of Directors unanimously recommends you vote FOR this proposal to approve the Amended and Restated 2015 Incentive Plan.

PROPOSAL FIVE

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is recommending the selection of BDO as our independent registered public accounting firm to examine and report on our financial statements for the year ending December 31, 2017, and the Board of Directors is asking stockholders to ratify this selection. Although current law, rules and regulations, as well as the Audit Committee charter, require our independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board of Directors considers the selection of the independent accounting firm to be an important matter of stockholder concern and is submitting the selection of BDO for ratification by stockholders as a matter of good corporate practice. BDO has examined and reported on our financial statements since 2003, and we consider it to be well qualified. If the stockholders do not ratify the selection of BDO, the Audit Committee will reconsider whether or not to retain BDO. However, the Audit Committee will not be obliged to select a different independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the selection of a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interests of the Company and its stockholders.

Representatives of BDO are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Board of Directors unanimously recommends you vote FOR the proposal to ratify the selection of BDO as our independent registered public accounting firm for 2017.

Fees of Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting the compensation of and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by BDO. BDO did not perform any non-audit services for us in 2016 or 2015.

The following table sets forth the aggregate fees that BDO billed us for professional services rendered for the years ended December 31, 2016 and 2015.

	2016	2015
	(in thousands)
Audit fees(1)	$1,842	$2,153
Audit-related fees(2)	72	57

Total	$1,914	$2,210

(1)	Audit fees consisted of audit work performed in the preparation of financial statements as well as fees for services provided in connection with (i) statutory and regulatory filings or engagements, (ii) comfort letters, statutory audits, attest services, consents, assistance with and review of documents filed with the SEC, (iii) $274,400 in 2015 relating to acquisitions, and (iv) any other services that only the audit firm could reasonably provide.

(2)	Audit-related fees consisted primarily of services related to our employee benefit plans.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is currently composed of four directors, each of whom is independent as defined by the listing standards of the NYSE and is an “audit committee financial expert” as defined in the regulations of the SEC. See “Corporate Governance Matters—Audit Committee” above.

Responsibility

The Audit Committee is responsible for providing independent, objective oversight of our financial reporting processes and internal controls.

Management is responsible for our system of internal controls and its financial reporting processes, including the preparation of its financial statements in conformity with United States’ generally accepted accounting principles.

BDO, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for issuing a report based on this audit expressing its opinion as to whether our financial statements present fairly, in all material respects, our financial position, results of operations and cash flows in conformity with United States’ generally accepted accounting principles.

The Audit Committee’s responsibility is to review and monitor, in an oversight capacity, the financial reporting and auditing processes. The Audit Committee has relied, without independent verification, on management’s representations that the financial statements are complete, free of material misstatement and prepared in accordance with United States’ generally accepted accounting principles, and on the opinion and representations made by BDO in its report on our financial statements, including its representations that BDO is “independent” and that its audit was performed in accordance with the auditing standards of the PCAOB. The Audit Committee’s oversight does not provide assurance that management’s and BDO’s opinion and representations referred to above are correct.

2016 Consolidated Financial Statements

In connection with these responsibilities, the Audit Committee met with management and representatives of BDO to review and discuss the audited consolidated financial statements for the year ended December 31, 2016. The Audit Committee discussed with the representatives of BDO the matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees, which include, among other items, matters relating to the conduct of an audit of our financial statements. The Audit Committee received written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding the independent auditor communications with the Audit Committee concerning independence, and the Audit Committee discussed with the representatives of BDO that firm’s independence. The Audit Committee also pre-approved the services that BDO was engaged to provide during 2016, noted that BDO was not engaged to provide any non-audit services, evaluated and approved the fees charged for engagements that BDO undertook, and considered whether BDO’s provision of the services that were provided was compatible with maintaining that firm’s independence.

Based upon the Audit Committee’s discussions with management and BDO and the Audit Committee’s review of the representations of management and BDO, the Audit Committee recommended that the Board of Directors approve including the audited consolidated financial statements for the year ended December 31, 2016 in our Annual Report on Form 10-K for that year for filing with the SEC.

Internal Control Audit

For the year ended December 31, 2016, the Audit Committee reviewed and monitored, on an oversight basis, management’s activities undertaken to comply with our internal control evaluation responsibilities under Section 404 of The Sarbanes-Oxley Act of 2002. In connection with this oversight, the Audit Committee met with management and representatives of BDO to review and discuss management’s assessment of the effectiveness of our internal control over financial reporting as of December 31, 2016. Management’s assessment is contained in our Annual Report on Form 10-K for the year ended December 31, 2016.

Audit Committee:

      William E. Curran, Chairman

      William D. Humes

      Kevin S. Moore

      Daniel S. Van Riper

HOW TO CAST YOUR VOTE IF YOU ARE A STOCKHOLDER OF RECORD

We will send a Notice of Internet Availability of Proxy Materials to all stockholders of record as of the record date for the Annual Meeting. That Notice will give you the opportunity to request a set of printed proxy materials, and you will be sent proxy materials if you request them. That set of printed proxy materials will also include a proxy card.

You are encouraged to review this Proxy Statement and our 2016 Annual Report before you cast your vote.

You will be able to vote:

•	electronically on the internet;

•	by mail by using the proxy card and postage-paid return envelope that you receive; or

•	by using the toll-free telephone number listed on the proxy card.

You may vote electronically by using a website that provides links to this Proxy Statement and our 2016 Annual Report. You may access your records on this website by using a control number printed on the Notice of Internet Availability. If you vote on the internet, please do not return your proxy card.

If you vote by mail, simply mark, sign and date each proxy card that you receive, and return them in the postage-paid envelopes that you will receive.

If you vote by telephone, easy-to-follow telephone voice prompts should enable you to vote your shares and confirm that your voting instructions have been properly recorded. Our telephone voting procedures are designed to authenticate stockholders by using the individual control numbers provided on each proxy card. Accordingly, please have your proxy card available when you call. If you vote by telephone, please do not return your proxy card.

Internet voting and telephone voting on our dedicated site are available 24 hours a day, seven days a week, except that no internet or telephone votes will be accepted after 11:59 p.m., Eastern Daylight Time, on Monday, May 15, 2017, the business day prior to the Annual Meeting.

HOW TO CAST YOUR VOTE IF YOU ARE A STREET-NAME HOLDER

Street-name holders should expect to receive a voting instruction form from Broadridge Financial Solutions, Inc. or another firm that is hired by your nominee holder to solicit votes on its behalf. That voting instruction form should give you the opportunity to request a set of printed proxy materials, and you will be sent proxy materials if you request them.

You are encouraged to review this Proxy Statement and our 2016 Annual Report before you cast your vote. To vote, street-name holders should follow the instructions provided in their voting instruction form.

OTHER VOTING AND STOCKHOLDER MATTERS

Voting in Person at the Annual Meeting

Any stockholder of record may vote in person at the Annual Meeting whether or not he or she has previously voted, and regardless of whether the prior vote was cast by internet, telephone or mail. If you attend the Annual Meeting and vote your shares at that meeting, those shares will be counted as present for quorum purposes.

If you hold your shares in street name, you must obtain a written proxy, executed in your favor, from the nominee holding your shares of record in order to vote your shares in person at the Annual Meeting.

If You Wish to Revoke Your Proxy

Regardless of the method you use to vote, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•	voting electronically by internet at a later time;

•	voting by telephone at a later time;

•	submitting a properly signed proxy or voting instruction form with a later date; or

•	voting in person at the Annual Meeting if you are a stockholder of record (or hold a valid proxy from the nominee who holds your shares in their name).

Please remember that, as described above, there will be no internet or telephone voting available after 11:59 p.m., Eastern Daylight Time, on Monday May 15, 2017, the business day prior to the Annual Meeting.

Abstentions; Broker Non-Votes

Any shares for which a valid proxy is granted will be treated as present for the purpose of determining the presence of a quorum at the Annual Meeting. If you or your street-name nominee do not grant a valid proxy on any matter to be considered at the Annual Meeting, your shares will not be considered in determining the presence of a quorum. For street-name holders, as discussed above, your broker or other nominee may exercise its discretion in granting a valid proxy on the ratification of the appointment of our independent public accountants. Except the ratification of the appointment of our independent public accountants, a “broker non-vote” will occur when a bank, broker or other nominee holder has not received voting instructions with respect to each proposal. On each proposal on which broker non-votes may occur, such broker non-votes shall count for the purpose of determining the presence of a quorum but will not affect the results of the vote. The following table outlines the impact of abstentions and broker non-votes with respect to each of the proposals:

Proposal	Impact of Abstentions	Impact of Broker Non-Votes
Proposal 1—Election of ten directors	No impact	No impact

Proposal 2—Approval, on an advisory basis, of NEO compensation	Counts against	No impact

Proposal 3—Advisory vote on frequency of future advisory votes on NEO compensation	No impact	No impact

Proposal 4—Approval of Amendment and Restatement of 2015 Incentive Plan	Counts against	No impact

Proposal 5—Ratification of appointment of BDO USA, LLP	Counts against	Not applicable

Multiple Accounts

If you hold shares in more than one account, shares that are registered in different names or shares that are held in street name, you may receive more than one Notice of Internet Availability of Proxy Materials, more than one proxy card or more than one voting instruction form. Each of these Notices, proxy cards or voting instruction forms will likely relate to shares that you own in different accounts, in different names or with different banks, brokerage firms or other nominees.

Please follow the instructions on each Notice that you receive. We also ask that you please vote the shares covered by each Notice electronically or by telephone or sign, date and return all proxy cards and voting instruction forms that you receive. This will ensure that all of your shares are represented and voted at the Annual Meeting.

Householding; Delivery of Documents to Security Holders Sharing an Address

We are making this Proxy Statement, our 2016 Annual Report and the Notice of Internet Availability of Proxy Materials available to all stockholders of record as of the record date for the Annual Meeting. This includes all financial institutions in which you have been identified to us as holding our shares in street name.

If you and other family members are street-name stockholders residing in the same household, you may receive only one 2016 Annual Report and one Proxy Statement if you have previously made an election with your bank, broker or other nominee holder to deliver only one copy to you. This process of delivering only one set of these materials to multiple security holders sharing an address is called “householding.” Householding may provide convenience for you and cost savings for us. If you are participating in a householding program, it may continue until one or more of the stockholders within the household provides instructions to the contrary to their nominee.

If you are a street-name stockholder who is receiving multiple copies, you may elect to participate in a householding program. You can do that by requesting that only a single set of materials be sent to you in the future by following the householding instructions on the voting instruction form provided to you by your bank, broker or other nominee holder. Alternatively, if you are a street-name holder whose nominee holder utilizes the services of Broadridge Financial Solutions, Inc. (as indicated on the voting instruction form that you receive), you may send written householding instructions to Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call (800) 540-7095. The instructions must include your name and account number and the name of the bank, broker or other nominee holder. Otherwise, you should contact your bank, broker or other nominee holder.

If you are a street-name stockholder who has requested printed materials and you participate in a “householding” program, upon your request to receive separate copies in the future, you will receive an additional copy of the 2016 Annual Report, this Proxy Statement and the Notice of Internet Availability of Proxy Materials. Instructions to request additional copies of these documents should be provided on the voting instruction form that your bank, broker or other holder of record provides to you.

Copies of this Proxy Statement, our 2016 Annual Report and the Notice of Internet Availability of Proxy Materials are available upon request by calling (803) 326-4010 or by writing to Investor Relations, 3D Systems Corporation, 333 Three D Systems Circle, Rock Hill, South Carolina 29730 or by emailing to Investor.Relations@3dsystems.com.

Stockholder Proposals for the 2018 Annual Meeting

Under Rule 14a-8 of the Exchange Act, certain stockholder proposals may be eligible for inclusion in our proxy statement and form of proxy for our 2018 Annual Meeting. The date by which we must receive stockholder proposals to be considered for inclusion in the proxy statement and form of proxy for the 2018 Annual Meeting of Stockholders is December 1, 2017 or, if the date of our 2018 Annual Meeting is changed by more than 30 days from May 16, 2017, a reasonable time before we begin to print and mail the proxy materials for the 2018 Annual Meeting.

Our By-Laws set forth certain procedures that stockholders must follow in order to properly nominate a person for election to the Board of Directors or to present any other business at an annual meeting of stockholders, other than proposals included in our proxy statement pursuant to Rule 14a-8. In addition to any other applicable requirements, to properly nominate a person for election to the Board of Directors or for a stockholder to properly bring other business before the 2018 Annual Meeting, a stockholder of record must give timely notice thereof in proper written form to our Corporate Secretary. To be timely, a stockholder’s notice to the Corporate Secretary must be received at our principal office between January 16, 2018 and February 15, 2018; provided that, if the 2018 Annual Meeting is more than 30 days before or more than 60 days after the first anniversary of the prior year’s annual meeting or if we did not hold an annual meeting in the prior year, then such notice must be received no earlier than the close of business on the 120th day prior to the date of the 2018 Annual Meeting and no later than the close of business on the 90th day prior to the date of the 2018 Annual Meeting or, if later, the 10th day after public disclosure of the date of the 2018 Annual Meeting.

In addition, our By-Laws provide that under certain circumstances, a stockholder or group of stockholders may include director candidates that they have nominated in our annual meeting proxy statement. These proxy access provisions of our By-Laws provide, among other things, that a stockholder or group of up to twenty stockholders seeking to include director candidates in our annual meeting proxy statement must own 3% or more of our outstanding Common Stock continuously for at least the previous three years. The number of stockholder-nominated candidates appearing in any annual meeting proxy statement cannot exceed the greater of two directors or 20% of the number of directors then serving on the Board. If 20% is not a whole number, the maximum number of stockholder-nominated candidates would be the closest whole number below 20%. Based on the current Board size of twelve directors, the maximum number of proxy access candidates that we would be required to include in our proxy materials for an annual meeting is two. Nominees submitted under the proxy access procedures that are later withdrawn or are included in the proxy materials as Board-nominated candidates will be counted in determining whether the 20% maximum has been reached. If the number of stockholder-nominated candidates exceeds 20%, each nominating stockholder or group of stockholders may select one nominee for inclusion in our proxy materials until the maximum number is reached. The order of selection would be determined by the amount (largest to smallest) of shares of our Common Stock held by each nominating stockholder or group of stockholders. The nominating stockholder or group of stockholders also must deliver the information required by our By-Laws, and each nominee must meet the qualifications required by our By-Laws. To be timely, a stockholder’s notice to the Corporate Secretary to include stockholder-nominated candidates in our proxy materials for next year’s annual meeting must be received at our principal office between November 5, 2017 and December 5, 2017; provided that, if the 2018 Annual Meeting is more than 30 days before or more than 60 days after the first anniversary of the prior year’s annual meeting or if we did not hold an annual meeting in the prior year, then such notice must be received no later than the close of business on the 120th day prior to the date of the 2018 Annual Meeting or the 10th day after public disclosure of the date of the 2018 Annual Meeting.

All notices related to stockholder proposals must contain specific information regarding the nomination or the other business proposed to be brought before the meeting, as set forth in our By-Laws. Our By-Laws are available on our website and can be viewed by going towww.3DSystems.com and clicking on “Investor Relations,” then “Corporate Governance” and then selecting the appropriate document from the list of documents on the web page.

New Director Searches; Stockholder Recommended Nominees to the Board

Our Governance Committee will consider director nominees recommended by stockholders in accordance with our Corporate Governance Guidelines and a policy adopted by the Board. Recommendations should be submitted to our Corporate Secretary in writing at our offices in Rock Hill, South Carolina, along with additional required information about the nominee and the stockholder making the recommendation.

The Governance Committee and the Board have also approved qualifications for nomination to the Board that the Governance Committee will consider, at a minimum, in recommending to the Board potential new Board members or the continued service of existing members. In determining whether to recommend particular individuals to the Board, the Committee will consider, among other factors, a director’s ethical character, a director’s experience and diversity of background as well as whether a director is independent under applicable listing standards and financially literate. The process by which the Governance Committee identifies and evaluates nominees for director is the same regardless of whether the nominee is recommended by a stockholder.

Copies of our Corporate Governance Guidelines, our Policy and Procedure for Stockholder Nominations to the Board and our Qualifications for Nomination to the Board are posted on our website, which can be viewed by going to www.3DSystems.com and clicking on “Investor Relations,” then “Corporate Governance” and then selecting the appropriate document from the list of documents on the web page.

When the Board or the Governance Committee has identified the need to add a new Board member with specific qualifications or to fill a vacancy on the Board, the chairman of the Committee will initiate a search, seeking input from other directors and senior management and hiring a search firm, if necessary. The initial list of candidates that satisfy the specific criteria, if any, and otherwise qualify for membership on the Board will be identified by the Governance Committee. At least one member of the Governance Committee (generally the

Chairman) and the CEO will interview each qualified candidate. Other directors will also interview the candidate if possible. Based on a satisfactory outcome of those reviews, the Governance Committee will make its recommendation for approval of the candidate to the Board.

OTHER MATTERS

This Proxy Statement is being delivered to you on our behalf. We are bearing the expenses of preparing, printing, web hosting and mailing this Proxy Statement and other proxy materials and all other expenses of soliciting proxies. We have retained Georgeson Inc. (“Georgeson”) to solicit proxies by personal interview, mail, telephone, facsimile, internet or other means of electronic transmission and to request brokerage houses, banks and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock held of record by those persons. We agreed to pay Georgeson a fee of $9,500 for these services and will reimburse it for payments made to brokers and other nominee holders for their expenses in forwarding soliciting material. We have also agreed that Georgeson’s fees may increase if certain changes in the scope of its services occur. In addition, our directors, officers and employees may solicit proxies by personal interview, mail, telephone, facsimile, internet or other means of electronic transmission, although they will receive no additional compensation for such solicitation.

We do not know of any matters to be presented at the meeting other than those set forth in this Proxy Statement. However, if any other matters come before the meeting, the proxy holders will vote the shares represented by any proxy granted in their favor in such manner as the Board of Directors may recommend and otherwise in the proxy holders’ discretion.

By Order of the Board of Directors

Andrew M. Johnson

Secretary

Rock Hill, South Carolina

March 29, 2017

ANNEX A

2015 INCENTIVE PLAN

OF 3D SYSTEMS CORPORATION

(Adopted Effective May 19, 2015,

Amended and Restated Effective May 16, 2017)

Section 1. Purpose; Effective Date; Definitions

The purpose of the 3D Systems Corporation 2015 Incentive Plan (the “Plan”) is to assist the Company and its Subsidiaries and Affiliates in attracting and retaining employees and consultants of outstanding competence by providing an incentive that permits the persons responsible for the Company’s growth to share directly in that growth and to further the identity of their interests with the interests of the Company’s stockholders.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)	“Affiliate” means any current or future entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan.

(b)	“Award” means a grant of a Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, a Performance Award or an Incentive Award under the Plan.

(c)	“Award Agreement” means a written agreement between the Company and a Participant or a written notice from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

(d)	“Beneficiary” means the person designated by the Participant prior to the Participant’s death in a form acceptable to the Committee to exercise Awards or receive benefits pursuant to the terms of this Plan. If no beneficiary is designated by the Participant, the Beneficiary shall be the Participant’s estate.

(e)	“Board” means the Board of Directors of the Company.

(f)	“Cause” means, but is not limited to, any of the following actions: embezzlement; fraud; nonpayment of any obligation owed to the Company, a Subsidiary or an Affiliate; breach of fiduciary duty; deliberate disregard of the Company’s rules resulting in loss, damage or injury to the Company; unauthorized disclosure of any trade secret or confidential information; conduct constituting unfair competition; and the inducement of any customer of the Company to breach a contract with the Company. The determination of whether Cause exists shall be made in the Company’s sole discretion.

(g)	“Code” means the Internal Revenue Code of 1986, and the regulations promulgated thereunder, as amended from time to time, and any successor thereto.

(h)	“Committee” means the Committee referred to in Section 2 of the Plan.

(i)	“Common Stock” means the common stock, $0.001 par value per share, of the Company.

(j)	“Company” means 3D Systems Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

(k)	“Covered Employee” means a “covered employee” within the meaning of Code Section 162(m).

(l)	“Date of Grant” means the date as of which the Committee grants an Award. If the Committee contemplates an immediate grant to a Participant, the Date of Grant shall be the date of the Committee’s action. If the Committee contemplates a date on which the grant is to be made other than the date of the Committee’s action, the Date of Grant shall be the date so contemplated and set forth in or determinable from the records of action of the Committee; provided, however, that the Date of Grant shall not precede the date of the Committee’s action.

(m)

“Detrimental Activity” means: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any confidential information or material relating to the business of the Company, acquired by the Participant either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) a violation of any rules, policies, procedures or guidelines of the Company; (v) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; (vi) the Participant being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company; or (vii) any other conduct or act determined in the sole discretion of the Committee or the Board to be injurious, detrimental or prejudicial to any interest of the Company.

(n)	“Disability” means disability as determined under procedures established by the Committee for purposes of this Plan.

(o)	“Dividend Equivalent Account” means a bookkeeping account in accordance with Section 18 and related to a grant of Restricted Stock Units that is credited with the amount of any ordinary cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.

(p)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(q)	“Fair Market Value” means, as of any given date, unless otherwise determined by the Committee in good faith, the closing price of the Common Stock on the principal stock exchange on which the Company’s shares are listed on such date.

(r)	“Incentive Award” means an Award granted under Section 8 that, subject to such terms and conditions as may be prescribed by the Committee, entitles the Participant to receive a payment in Common Stock and/or cash from the Company or a Subsidiary or Affiliate.

(s)	“Incentive Stock Option” means any Stock Option designated as an “incentive stock option” within the meaning of Section 422 of the Code. No Stock Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

(t)	“Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(u)	“Participant” means a member of the Board, an employee or a consultant who receives an Award under this Plan.

(v)	“Performance Award” means an Award under Section 8 that is based on the level of attainment of performance goals related to objective business criteria.

(w)	“Person” means “person” as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) of the Exchange Act but excluding the Company, any Subsidiary or any Affiliate, and any employee benefit plan sponsored or maintained by the Company or any Subsidiary or Affiliate (including any trustee of such plan acting in the capacity of trustee).

(x)	“Plan” means this 3D Systems Corporation 2015 Incentive Plan, and any successor thereto, as amended from time to time.

(y)	“Plan Year” shall mean the calendar year.

(z)	“Restricted Stock” means shares of Common Stock subject to restrictions imposed in connection with an Award granted under Section 7.

(aa)	“Restricted Stock Unit” means a notional bookkeeping entry representing the equivalent of a share of Common Stock, subject to restrictions imposed in connection with an Award granted under Section 7.

(bb)	“Retirement” means the Termination of the Participant on or after the Participant’s attainment of age 65.

(cc)	“Section 409A” means Section 409A of the Code.

(dd)	“Stock Appreciation Right” or “SAR” means a right granted under Section 6 to receive payment, in cash and/or Common Stock, equal in value to the excess of the Fair Market Value of the specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over the grant price of the Stock Appreciation Right, as determined in accordance with Section 6(a).

(ee)	“Stock Option” or “Option” means any option to purchase shares of Common Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5.

(ff)	“Subsidiary” means those corporations fifty percent (50%) or more of whose outstanding voting stock is owned or controlled, directly or indirectly, by the Company and those partnerships and joint ventures in which the Company owns directly or indirectly a fifty percent (50%) or more interest in the capital account or earnings.

(gg)	“Termination” means the complete cessation of services with the Company, a Subsidiary, or an Affiliate with no anticipated resumption of services by the Company, a Subsidiary, or an Affiliate in the capacity as an employee or independent contractor. A Participant’s employment or services relationship with the Company shall be treated as continuing intact while the individual is on military leave, sick leave, or other bona fide Company-approved leave of absence if the period of leave does not exceed three (3) months, or if longer, so long as the individual retains a right to reemployment with the Company under an applicable statute or by agreement. If the period of leave exceeds three (3) months, and the Participant’s right to reemployment is not provided either by statute or by contract, the Participant shall be treated for purposes of this Plan as having experienced a Termination of the Participant’s employment or services relationship with the Company on the first day immediately following such three-month period.

Section 2. Administration

The Plan shall be administered by the Compensation Committee, or a subcommittee thereof (the “Committee”), which consists of two or more members of the Board, each of whom shall be both a “Non-Employee Director,” as that term is defined in Rule 16b-3(b)(3)(i) of the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Code, but the failure of a Committee member to satisfy such requirements shall not affect any actions taken by the Committee.

The Committee shall have full authority to grant, pursuant to the terms of the Plan, Awards to employees and consultants eligible under Section 4. The Board shall have full authority to grant, pursuant to the terms of the Plan, Awards to members of the Board.

In particular the Committee shall have the authority, without limitation:

(i)	to select the employees and consultants to whom Awards may be granted hereunder, separately or in tandem, from time to time;

(ii)	subject to the provisions of Sections 3 and 9, to determine the number of shares of Common Stock to be covered by each such Award granted hereunder;

(iii)	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, which terms and conditions are not required to be the same in respect of each Participant;

(iv)	to designate the Corporate Secretary of the Company, other officers or employees of the Company or competent professional advisors to assist the Committee in the administration of the Plan, and to grant authority to such persons to execute agreements or other documents on its behalf;

(v)	as it pertains to Awards granted to employees and consultants residing in foreign jurisdictions, to adopt such supplements or subplans to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws;

(vi)	to approve forms of agreements for use under the Plan;

(vii)	to correct administrative errors; and

(viii)	to allow Participants to satisfy Withholding Tax Obligations as such manner as may be determined by the Committee in accordance with the terms of the Plan.

The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto); and to otherwise supervise the administration of the Plan.

All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding on all persons, including the Company and Participants.

The Committee may delegate to officers of the Company its duties, powers, and authority under this Plan pursuant to such conditions and limitations as the Committee may establish, except that only the Committee may administer the Plan and Awards to Participants who are subject to Section 16 of the Securities Exchange Act of 1934 or to officers who are or reasonably may become Covered Employees. In the event of such delegation of authority, any reference in this Plan to Committee shall be to the officer(s) to whom the Committee has delegated authority to administer the Plan.

The Company agrees to indemnify and to defend to the fullest extent permitted by law each member of the Committee against all liabilities, damages, costs and expenses (including attorney’s fees and amounts paid in settlement of any claims approved by the Company) occasioned by any act or omission to act in connection with the Plan or any Award Agreement, if such act or omission is in good faith and not due to willful misconduct or gross negligence. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation, Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

Section 3. Common Stock Subject to Plan

(a)	Number of Shares Available for Award. The total number of shares of Common Stock reserved and available for distribution under the Plan and the total number of shares of Common Stock that can be issued under Stock Options shall be thirteen million four hundred forty thousand eleven (13,440,011) shares.

If any Award is cancelled, forfeited, expires or otherwise terminates without the issuance or delivery of nonforfeitable shares of Common Stock, or if any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to such Award, then the shares of Common Stock subject to the Award shall, to the extent of such cancellation, forfeiture, expiration, termination, cash settlement or non-issuance, again be available for issuance under the Plan.

In the event of any change in the outstanding shares of Common Stock or other securities then subject to the Plan by reason of any stock split, reverse stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, or if the outstanding securities of the class then subject to the Plan are exchanged for or converted into cash, property or a different kind of security, or if cash, property or securities are distributed in respect of such outstanding securities (other than a regular cash dividend), then, unless the terms of such transaction shall provide otherwise, such equitable adjustments shall be made in the Plan and the Awards thereunder (including, without limitation, appropriate and proportionate adjustments in (i) the number and type of shares or other securities that may be acquired pursuant to Awards theretofore granted under the Plan; (ii) the maximum number and type of shares or other securities that may be issued pursuant to Awards thereafter granted under the Plan; (iii) the number of shares of Restricted Stock and shares of Common Stock under Restricted Stock Units that are outstanding and the terms thereof; and (iv) the maximum number of shares or other securities with respect to which Awards may thereafter be granted to any Participant in any Plan Year) as the Committee determines are necessary or appropriate, including, if necessary, any adjustment in the maximum number of shares of Common Stock available for distribution under the Plan as set forth in this Section 3. Such adjustments shall be conclusive and binding for all purposes of the Plan.

In the event that (i) any Stock Option granted under the Plan is exercised through the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common Stock by the Company or (ii) withholding tax liabilities resulting from an Award are satisfied by the withholding of shares of Common Stock, then the number of shares tendered or withheld shall not be available for future grants of Awards. If Common Stock is issued in settlement of a Stock Appreciation Right, the number of shares of Common Stock available under the Plan shall be reduced by the number of shares of Common Stock for which the Stock Appreciation Right is exercised rather than the number of shares of Common Stock issued in settlement of the Stock Appreciation Right.

(b)	Limitation on Shares Subject to Stock Options and Stock Appreciation Rights. Subject to adjustment from time to time pursuant to Section 3(a) above, not more than five-hundred thousand (500,000) shares of Common Stock, in the aggregate, may be made subject to Stock Options or Stock Appreciation Rights under the Plan in respect of any one Participant during any Plan Year.

(c)	Limitation on Awards to Members of the Board. Subject to adjustment from time to time pursuant to Section 3(a) above, not more than ten thousand (10,000) shares of Common Stock, in the aggregate, may be made subject to Awards under the Plan in respect of any one non-employee member of the Board during any Plan Year, provided, however, that up to fifty thousand (50,000) shares of Common Stock, in the aggregate, may be made subject to Awards under the Plan during any Plan Year in respect of any one non-employee member of the Board who also provides consulting or other services to the Company in addition to the services provided as a member of the Board.

Section 4. Eligibility

Any person who is member of the Board, an employee of or consultant to the Company, a Subsidiary or an Affiliate shall be eligible to be considered for the grant of an Award under the Plan other than an Incentive Stock Option. Any person who is a common law employee of the Company shall be eligible to be considered for the grant of an Incentive Stock Option.

Each Award granted under the Plan shall be evidenced by a written Award Agreement in such form as the Committee shall approve from time to time. Award Agreements shall comply with the terms and conditions of the Plan. In the case of an Incentive Stock Option, the Award Agreement shall contain all of the required provisions and otherwise conform to the requirements under Code Section 422. Award Agreements may be evidenced by an electronic transmission (including an e-mail or reference to a website) sent to the Participant. As a condition to receiving an Award, the Committee may require the proposed Participant to affirmatively accept the Award and agree to the terms and conditions set forth in the Award Agreement by physically and/or electronically executing the Award Agreement or by otherwise physically and/or electronically acknowledging acceptance and agreement. With or without such affirmative acceptance, however, the Committee may prescribe conditions (including the exercise or attempted exercise of any benefit conferred by the Award) under which the proposed Participant may be deemed to have accepted the Award and agreed to the terms and conditions set forth in the Award Agreement.

Section 5. Stock Options

Stock Options granted under the Plan may be of two types: Incentive Stock Options that, in addition to being subject to applicable terms, conditions and limitations established by the Committee, comply with

Section 422 of the Code and Nonqualified Stock Options. Any Stock Option shall be in such form as the Committee may from time to time approve; shall be subject to the following terms and conditions; and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, that are set forth in the Award Agreement as the Committee shall deem desirable:

(a)	Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee on the Date of Grant but shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of the Grant, provided, however, that the exercise price per share of Common Stock purchasable under an Incentive Stock Option that is granted to an individual who, on the Date of Grant, owns or is deemed to own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant. Except as provided in Section 3, without the approval of stockholders (i) the Committee may not reduce, adjust or amend the exercise price of an outstanding Stock Option, whether through amendment, cancellation, replacement grant or any other means and (ii) no payment may be made to cancel an outstanding Stock Option if on the date of such amendment, cancellation, replacement grant or payment the exercise price exceeds Fair Market Value.

(b)	Option Term and Exercisability. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the Date of Grant; provided, however, that no Incentive Stock Option that is granted to an individual who, on the Date of Grant, owns or is deemed to own Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, shall be exercisable more than five (5) years after the Date of Grant of such Incentive Stock Option. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the applicable Award Agreement.

(c)	Method of Exercise. Stock Options may be exercised in whole or in part subject to the terms of the applicable Award Agreement by giving written notice of exercise to the Company, or its designated representative, specifying the number of shares to be purchased.

Such notice shall be accompanied by payment in full of the exercise price by check, note or such other instrument as the Committee may accept and, in the case of Nonstatutory Stock Options, payment in full of the Withholding Tax Obligation. As determined by the Committee, in its sole discretion, payment of the exercise price in full or in part also may be made through (a) a “cashless exercise” (which will be conducted in a manner acceptable to the Company through a third party broker, and otherwise in compliance with Section 402 of the Sarbanes-Oxley Act) or in which the exercise price (and any interest thereon) is subtracted from the number of shares of Common Stock received by the Participant upon exercise of the Stock Option (based on the Fair Market Value of the Common Stock on the date the Option is exercised); or (b) the surrender of other Common Stock which (i) in the case of Common Stock acquired upon the exercise of an Award, has been owned by the Participant for more than six months on the date of surrender; and (ii) has a Fair Market Value on the date of surrender that, together with any cash paid, is equal to the aggregate exercise price of the Common Stock as to which said Stock Option shall be exercised.

No shares of Common Stock shall be issued until full payment has been made. No Participant shall have interest in or be entitled to voting rights or dividends or other rights or privileges of stockholders of the Company with respect to shares of Common Stock granted pursuant to the Plan unless, and until, shares of Common Stock actually are issued to such person and then only from the date such person becomes the record owner thereof and, if requested, has given the representation described in Section 15.

(d)

Termination by Reason of Death or Disability.    Except as otherwise expressly approved by the Committee and set forth in the applicable Award Agreement, if a Participant has a Termination of employment by or service with the Company, a Subsidiary or an Affiliate by reason of death or Disability, any Stock Option held by such Participant thereafter may be exercised by the Participant or the Participant’s Beneficiary in the case of death, for the number of shares that the Participant was eligible to exercise on the date of Termination, until the expiration of twelve (12) months after the date of such Termination, provided such Stock Option was exercisable on such date of Termination, but no later than the expiration date of the Stock Option.

(e)	Termination by the Company without Cause, Retirement, Resignation. Except as otherwise expressly approved by the Committee and set forth in the applicable Award Agreement, if a Participant has a Termination of employment by or service with the Company, a Subsidiary or an Affiliate (other than as provided in subsection (d) above) by the Company without Cause, by reason of Retirement, or on account of voluntary resignation provided that it is determined by the Committee that Cause did not exist as of the time of resignation, any Stock Option held by such Participant thereafter may be exercised, for the number of shares that the Participant was eligible to exercise on the date of Termination, until the expiration of ninety (90) days after the date of such Termination, provided such Stock Option was exercisable on such date of Termination, but no later than the expiration date of the Stock Option.

(f)	Other Termination. Unless otherwise determined by the Committee, if a Participant’s employment by or service with the Company, a Subsidiary or an Affiliate is terminated for any reason other than as specified in subsections (d) and (e) above, including Termination with Cause, any unexercised Stock Option granted to such Participant shall be cancelled on the date of such termination, whether or not exercisable on such date.

(g)	Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, without the consent of the Participant(s) affected, to disqualify any Incentive Stock Option under Section 422 of the Code. If an Incentive Stock Option is exercised other than in accordance with the exercise periods that apply for purposes of Section 422 of the Code or if the aggregate Fair Market Value of the Common Stock with respect to which the Incentive Stock Options are exercisable for the first time during any calendar year (under all plans of the Company and any Subsidiary) exceeds U.S. $100,000, such Stock Option thereafter will be treated as a Nonqualified Stock Option, notwithstanding the “Incentive Stock Option” designation in the Award Agreement.

Section 6. Stock Appreciation Rights

The Committee may, in its discretion, grant a Stock Appreciation Right either singly or in combination with an underlying Stock Option granted hereunder. Such Stock Appreciation Right shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe in the Award Agreement:

(a)	Exercise Price. The exercise price per share of Common Stock under a Stock Appreciation Right shall be determined by the Committee on the Date of Grant but shall be not less than the greater of (a) one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of the Grant or (b) the exercise price per share of Common Stock purchasable under a underlying Stock Option with respect to which the Stock Appreciation Right is granted. Except as provided in Section 3, without the approval of stockholders (i) the Committee may not reduce, adjust or amend the exercise price of an outstanding Stock Appreciation Right, whether through amendment, cancellation, replacement grant or any other means and (ii) no payment may be made to cancel an outstanding Stock Appreciation Right if on the date of such amendment, cancellation, replacement grant or payment the exercise price exceeds Fair Market Value.

(b)

Time and Period of Grant.     If a Stock Appreciation Right is granted with respect to an underlying Stock Option, it must be granted at the time of the Stock Option grant. If a Stock Appreciation Right is granted with respect to an underlying Stock Option, at the time the Stock Appreciation Right is granted, the Committee may limit the exercise period for such Stock Appreciation Right, after which period the Stock Appreciation Right shall not be exercisable. In no event shall the exercise period for a

Stock Appreciation Right granted with respect to an underlying Stock Option exceed the exercise period for such Stock Option. If a Stock Appreciation Right is granted without an underlying Stock Option, the Stock Appreciation Right shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the applicable Award Agreement but the Stock Appreciation Right shall not be exercisable more than ten years after its Date of Grant. No Stock Appreciation Right may provide that, upon the exercise of the Stock Appreciation Right, a new Stock Appreciation Right automatically will be granted.

(c)	Value of Stock Appreciation Right. If a Stock Appreciation Right is granted with respect to an underlying Stock Option, the grantee will be entitled to surrender the Stock Option which is then exercisable and receive in exchange therefore and on account of the exercise of the Stock Appreciation Right an amount equal to the excess of the Fair Market Value of the Common Stock on the date the election to surrender is received by the Committee in accordance with exercise procedures established by the Committee over the Stock Appreciation Right exercise price (the “Spread”) multiplied by the number of shares covered by the Stock Option which is surrendered. If a Stock Appreciation Right is granted without an underlying Stock Option, the grantee will receive upon exercise of the Stock Appreciation Right the Spread multiplied by the number of shares covered by the exercise of the Stock Appreciation Right. Notwithstanding the foregoing, at the time it grants a Stock Appreciation Right, the Committee, in its sole discretion, may provide that the Spread covered by such Stock Appreciation Right may not exceed a specified amount. At the Committee’s discretion, the amount payable as a result of the exercise of a Stock Appreciation Right may be settled in cash, Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable upon the exercise of a Stock Appreciation Right but a cash payment will be made in lieu thereof.

(d)	Method of Exercise. Stock Appreciation Rights may be exercised in whole or in part subject to the terms of the applicable Award Agreement by giving written notice of exercise to the Company, or its designated representative, specifying the number of shares that are subject to exercise.

No Participant shall have interest in or be entitled to voting rights or dividends or other rights or privileges of stockholders of the Company with respect to shares of Common Stock subject to a Stock Appreciation Right unless, and until, shares of Common Stock actually are issued to such person and then only from the date such person becomes the record owner thereof and, if requested, has given the representation described in Section 15.

(e)	Termination by Reason of Death or Disability. Except as otherwise expressly approved by the Committee and set forth in the applicable Award Agreement, if a Participant has a Termination of employment by or service with the Company, a Subsidiary or an Affiliate by reason of death or Disability, any Stock Appreciation Right held by such Participant thereafter may be exercised by the Participant or the Participant’s Beneficiary in the case of death, for the number of shares that the Participant was eligible to exercise on the date of Termination, until the expiration of twelve (12) months after the date of such Termination, provided such Stock Appreciation Right was exercisable on such date of Termination, but no later than the expiration date of the Stock Appreciation Right.

(f)	Termination by the Company without Cause, Retirement, Resignation. Except as otherwise expressly approved by the Committee and set forth in the applicable Award Agreement, if a Participant has a Termination of employment by or service with the Company, a Subsidiary or an Affiliate (other than as provided in subsection (e) above) by the Company without Cause, by reason of Retirement, or on account of voluntary resignation provided that it is determined by the Committee that Cause did not exist as of the time of resignation, any Stock Appreciation Right held by such Participant thereafter may be exercised, for the number of shares that the Participant was eligible to exercise on the date of Termination, until the expiration of ninety (90) days after the date of such Termination, provided such Stock Appreciation Right was exercisable on such date of Termination, but no later than the expiration date of the Stock Appreciation Right.

(g)	Other Termination. Unless otherwise determined by the Committee, if a Participant’s employment by or service with the Company, a Subsidiary or an Affiliate is terminated for any reason other than as specified in subsections (e) and (f) above, including Termination with Cause, any unexercised Stock Appreciation Right granted to such Participant shall be cancelled on the date of such termination, whether or not exercisable on such date.

Section 7. Restricted Stock and Restricted Stock Units

(a)	Grant of Restricted Stock and Restricted Stock Units. The Committee may grant to any Participant one or more Awards of Restricted Stock or Restricted Stock Units on such terms and subject to such conditions as may be established by the Committee that are set forth in the Award Agreement. Restricted Stock or Restricted Stock Units may be granted subject to such restrictions and provisions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, not inconsistent with the terms of this Plan, as may be established by the Committee. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different restricted period and additional restrictions; however, a Participant’s Restricted Stock or Restricted Stock Unit Award shall not be contingent on any payment by or consideration from the Participant other than the rendering of services, except as the Committee may otherwise expressly determine. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other applicable restrictions.

(b)	Recordkeeping of Award; Lapse of Restrictions. As soon as practicable after the Date of Grant of Restricted Stock or a Restricted Stock Unit by the Committee, the Company shall:

(i)	for Restricted Stock Awards, cause to be transferred on the books of the Company or its agent, shares of Common Stock, registered on behalf of the Participant, evidencing the Restricted Stock covered by the Award, subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Stock covered by the Award is not duly executed by the Participant and timely returned to the Company. Until the lapse or release of the restrictions applicable to the shares subject to an Award of Restricted Stock, the share certificates representing such Restricted Stock may be held in custody by the Company or its designee, in physical or book entry form, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7(e)(i), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7(e)(i), free of any restrictions set forth in the Plan and the related Award Agreement, or a statement from the Company representing such shares in book entry form free of any restrictions set forth in the Plan and the related Award Agreement, shall be delivered to the Participant as provided in Section 7(e);

(ii)	for Restricted Stock Unit Awards, cause to be entered upon its books a notional account for the Participant’s benefit indicating the number of Restricted Stock Units awarded, subject to forfeiture as of the Date of Grant if an Award Agreement with respect to the Restricted Stock Units covered by the Award is not duly executed by the Participant and timely returned to the Company. Until the lapse or release of the restrictions applicable to the shares subject to a Restricted Stock Unit Award, no shares of Common Stock shall be issued in respect of such Awards and, as further described in Section 7(d), no Participant shall have any rights as a stockholder of the Company with respect to the shares of Common Stock covered by such Restricted Stock Unit Award.

(c)

Rights of Holders of Restricted Stock.    Beginning on the Date of Grant of a Restricted Stock Award and subject to execution of the related Award Agreement as provided in Section 7(b)(i), and except as otherwise provided in such Award Agreement, the Participant shall become a stockholder of the Company with respect to all shares subject to a Restricted Stock Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any shares of Common Stock or other securities distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Stock and held or restricted as provided in Section 7(b)(i), and provided further that for any such Restricted Stock that are part of a Performance Award any such dividends shall be earned by the Participant only when and to the extent the underlying Award is earned.

(d)	Rights of Holders of Restricted Stock Units.

(i)	Settlement of Restricted Stock Units. Restricted Stock Units may be settled in cash or Common Stock, as determined by the Committee and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (1) within the time period specified for “short-term deferrals” under Section 409A or (2) in compliance with the requirements of Section 409A, in which case the Award Agreement shall specify the date (or event) upon which such Restricted Stock Units shall be settled.

(ii)	Voting and Dividend Rights. Holders of Restricted Stock Units shall not have rights as stockholders of the Company with respect to the shares of Common Stock covered by such Restricted Stock Unit Award, including the right to vote such shares and the right to receive dividends; provided, however, that the Committee may, in its sole discretion, award a Participant dividend equivalents with respect to a Restricted Stock Unit Award in accordance with Section 18 of the Plan.

(iii)	Creditor’s Rights. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

(e)	Delivery of Award

(i)	Restricted Stock. Upon expiration or earlier termination of the restricted period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under Section 7(g), the restrictions applicable to the Restricted Stock shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 13 (regarding tax withholding), the Company shall deliver to the Participant or, in case of the Participant’s death, to the Participant’s Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, or a statement from the Company representing that such shares have been issued, are in book entry form and are free of all such restrictions, except for any restrictions that may be imposed by law.

(ii)	Restricted Stock Units. Upon expiration or earlier termination of the restricted period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under Section 7(g), the restrictions applicable to the Restricted Stock Units shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 13 (regarding tax withholding), but no later than ninety (90) days following such event the Company shall deliver to the Participant or, in case of the Participant’s death, to the Participant’s Beneficiary, (1) a cash payment equal to the number of Restricted Stock Units as to which such restrictions have lapsed multiplied by the Fair Market Value of a share of Common Stock as of the date the restrictions lapsed, (2) solely in the Committee’s discretion, one or more share certificates registered in the name of the Participant, for the appropriate number of shares of Common Stock, or a statement from the Company representing that such shares have been issued, are in book entry form and are free of all restrictions, except for any restrictions that may be imposed by law, or (3) any combination of cash and shares of Common Stock.

(f)

Forfeiture.    Restricted Stock shall be forfeited and returned to the Company, and Restricted Stock Units shall be forfeited, and all rights of the Participant with respect to such Restricted Stock or Restricted Stock Units shall terminate unless the Participant continues in the service of the Company, a Subsidiary or an Affiliate until the expiration of the restricted period for such Restricted Stock or

Restricted Stock Unit Award and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the restricted period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock or Restricted Stock Unit Award, which shall be set forth in the Award Agreement.

(g)	Committee Discretion. Notwithstanding anything contained in this Section 7 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including, but not limited to, the death, Disability or Retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Stock or Restricted Stock Units) as the Committee shall deem appropriate.

Section 8. Performance Awards and Incentive Awards

(a)	Performance Goals. Notwithstanding anything else contained in the Plan to the contrary, the Committee may determine on the Date of Grant, that any Restricted Stock or Restricted Stock Unit granted to a Participant shall be a Performance Award and shall vest only upon the determination by the Committee that Performance Goals established by the Committee have been attained, in whole or in part. Such performance goals, the business criteria upon which they are based, and the weights or other formulas to be applied to any such business criteria shall be set forth in writing by the Committee not later than ninety (90) days after the start of each Plan Year; provided, however, that if the performance goals are to be measured over a period shorter than the Plan Year, the above items are to be set forth in writing by the Committee before twenty-five percent (25%) of the measurement period has elapsed. A “Performance Goal” means a performance objective that is stated with respect to one or more of the following business criteria, either individually or in combination, applied to the Participant or to the Company, a Subsidiary or an Affiliate as a whole or to individual units thereof, and measured either absolutely or relative to a designated group of comparable companies: (i) cash flow, (ii) earnings per share, (iii) earnings before interest, taxes, depreciation, and amortization (EBITDA), (iv) return on equity, (v) total stockholder return, (vi) return on capital, (vii) return on assets or net assets, (viii) revenue, (ix) income or net income, (x) operating income or net operating income, (xi) operating profit or net operating profit, (xii) operating margin, (xiii) return on operating revenue, (xiv) customer satisfaction, (xv) market share, (xvi) expenses, (xvii) credit rating, (xviii) mergers and acquisitions or divestitures, (xix) product development, (xx) intellectual property, (xxi) manufacturing, production or inventory, (xxii) price/earnings ratio, (xxiii) liquidity, (xxiv) financings, (xxv) cash, (xxvi) cost of goods sold, (xxvii) economic value added, (xxviii) accounts receivable, (xxix) number of customers and (xxx) gross profit margin. The Participant’s rights in the Performance Award shall become exercisable, transferable or nonforfeitable only to the extent that the Committee certifies in writing that such objectives have been achieved. A Performance Goal may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing Performance Goals, the Committee may exclude any or all special, unusual or extraordinary items as determined under U.S. generally accepted accounting principles, including, without limitation, the charges or cost associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items and the cumulative effects of accounting changes. To the extent permitted under Section 162(m) of the Code, the Committee may also adjust Performance Goals as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine.

(b)	Maximum Performance Award. The maximum, aggregate amount that can be awarded to any one Participant pursuant to Performance Awards in one (1) Plan Year is five hundred thousand (500,000) shares of Common Stock.

(c)

Interpretation of Performance Awards.    If a Performance Award is intended to constitute “performance-based compensation” under Section 162(m) of the Code, the Performance Award shall be designed, interpreted and administered consistent with such intent. In that regard, any discretion exercised by the Committee with respect to the vesting of the Performance Award may reduce, but may not increase, the amount earned based on attainment of the applicable pre-established, objective performance goals.

(d)	Incentive Awards. The Committee shall designate Participants to whom Incentive Awards are made for incentive compensation opportunities. All Incentive Awards shall be finally determined exclusively by the Committee under the procedures established by the Committee.

(e)	Terms And Conditions Of Incentive Awards. The Committee, at the time an Incentive Award is made, shall specify the terms and conditions which govern the award. Such terms and conditions may include, by way of example and not of limitation, requirements that the Participant complete a specified period of employment with the Company or a Subsidiary or Affiliate, or that the Company, a Subsidiary or Affiliate, or the Participant attain stated objectives or goals, including objectives stated with respect to Performance Goals as a condition to earning an Incentive Award. The period for determining whether such requirements are satisfied shall be at least one year. The maximum, aggregate amount that can be awarded to any one Participant for Incentive Awards denominated in shares of Common Stock in one Plan Year is five hundred thousand (500,000) shares of Common Stock and the maximum, aggregate amount that can be awarded to any one Participant under one or more Incentive Awards denominated in cash in one Plan Year is three million five hundred thousand dollars ($3,500,000).

(f)	Incentive Awards not subject to Liability. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

(g)	Settlement of Incentive Awards. An Incentive Award that is earned shall be settled with a single lump sum payment which may be in cash, shares of Common Stock or a combination of cash of Common Stock, as determined by the Committee.

(h)	Stockholder Rights. No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company until the date that the Incentive Award is settled and then only to the extent that the Incentive Award is settled by the issuance of Common Stock.

(i)	Employee Status for Performance Awards and Incentive Awards. Notwithstanding Section 1(ff), if the terms of an Incentive Award or a Performance Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continued service the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

Section 9. Change in Control

(a)	“Change in Control” means:

(i)	the Company is merged into or consolidated with another corporation or other entity and as a result of such merger or consolidation less than seventy percent (70%) of the combined voting power of the outstanding voting securities of the surviving or resulting corporation or other entity shall, after giving effect to such merger or consolidation, be “beneficially owned” (within the meaning of Sections 13(d) and 14(d) of Exchange Act) in the aggregate, directly or indirectly, by the former stockholders of the Company (excluding from such computation any such securities beneficially owned, directly or indirectly, by “affiliates” of the Company as defined in Rule 12b-2 under the Exchange Act and such securities so beneficially owned, directly or indirectly, by a party to such merger or consolidation), provided however, that Company securities acquired directly from the Company shall be disregarded for this purpose,

(ii)	the Company shall sell all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary),

(iii)	any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the

Company, or any Company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities, provided however, that Company securities acquired directly from the Company shall be disregarded for this purpose,

(iv)	during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (ii), (iii) or (v) of this Section 9(a) and other than a director initially elected or nominated as a result of an actual or threatened election contest with respect to directors) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of a majority of the directors then still in office who either (x) were directors at the beginning of such period or (y) were so elected or nominated with such approval, cease for any reason to constitute at least a majority of the Board, or

(v)	the Company shall become subject for any reason to a voluntary or involuntary dissolution or liquidation.

In addition, if a Change in Control (as defined in clauses (i), (ii), (iii), (iv) or (v) above) constitutes a payment event with respect to any Stock Option, Stock Appreciation Right, Performance Award, Restricted Stock Unit award, Incentive Award or Restricted Stock that provides for the deferral of compensation and is subject to Section 409A of the Code, no payment will be made under that award on account of a Change in Control unless the event described in clause (i), (ii), (iii), (iv) or (v) above, as applicable, constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).

(b)	“Control Change Date” means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

(c)	Impact Of Change In Control. Unless an outstanding award is assumed in accordance with Section 9(d) and notwithstanding any other provision of the Plan, upon a Control Change Date, the Committee is authorized to, and in its discretion, may provide that (i) a Stock Option and Stock Appreciation Right shall be fully exercisable thereafter, (ii) Restricted Stock will become transferable and nonforfeitable thereafter, (iii) Restricted Stock Units shall be earned in their entirety and converted into transferable and nonforfeitable Restricted Stock, (iv) the performance goals to which the vesting of Performance Awards are subject shall be deemed to be met at target, such that Performance Awards immediately become fully vested, and (v) an Incentive Award shall be earned, in whole or in part, in accordance with the terms of the applicable Agreement.

(d)	Assumption Upon Change In Control. In the event of a Change in Control the Committee, in its discretion and without the need for a Participant’s consent, may provide that an outstanding Stock Option, Stock Appreciation Right, award of Restricted Stock, Restricted Stock Unit, Performance Award or Incentive Award shall be assumed by, or a substitute award granted by, the surviving entity in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Incentive Award being assumed or substituted. The assumed or substituted award shall have a value, as of the Control Change Date, that is substantially equal to the value of the original award (or the difference between the Fair Market Value and the exercise price in the case of Stock Options and Stock Appreciation Rights) as the Committee determines is equitably required and such other terms and conditions as may be prescribed by the Committee.

(e)	Cash-Out Upon Change In Control. Unless an outstanding award is assumed in accordance with Section 9(d), in the event of a Change in Control the Committee, in its discretion and without the need of a Participant’s consent, may provide that each Stock Option, Stock Appreciation Right, Performance Award, Incentive Award, award of Restricted Stock and Restricted Stock Unit shall be cancelled in exchange for a payment. The payment may be in cash, shares of Common Stock or other securities or consideration received by Company stockholders in the Change in Control transaction. The amount of the payment shall be an amount that is substantially equal to (i) the amount by which the price per share received by Company stockholders in the Change in Control exceeds the Stock Option exercise price in the case of a Stock Option and Stock Appreciation Right, or (ii) the price per share received by stockholders for each share of Common Stock subject to an award of Restricted Stock or Restricted Stock Units or an Incentive Award.

Section 10. Transferability; Successors

Awards granted under the Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. Any act in violation of this Section 10 shall be void. Notwithstanding the foregoing, the Committee may permit further transferability of Awards other than Incentive Stock Options, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

The provisions of the Plan shall be binding upon and inure to the benefit of all successors of any person receiving Common Stock of the Corporation pursuant to the Plan, including, without limitation, the estate of such person and the executors, administrators or trustees thereof, the heirs and legatees of such person, and any receiver, trustee in bankruptcy or representative of creditors of such person.

Section 11. Amendments and Termination

The Board may amend, alter or discontinue the Plan at any time, provided that (i) no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant in respect of any outstanding Award hereunder without such Participant’s prior consent; and (ii) an amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Committee or required by applicable law or stock exchange listing requirements.

Subject to the above provisions, the Board shall have broad authority to amend the Plan to take in to account changes in applicable securities and tax laws and accounting rules, as well as other developments.

Section 12. Company’s Right to Terminate Retention; Exclusivity

Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements or modifying existing compensation arrangements for Participants, subject to stockholder approval if such approval is required by applicable statute, rule or regulation; and such arrangements either may be generally applicable or applicable only in specific cases. Neither the adoption of the Plan nor a grant to a Participant of any Award shall confer upon any Participant any right to continued employment or service with the Company.

Section 13. Tax Withholding

The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local or other applicable taxes (including the Participant’s FICA obligation or other social taxes) required by law to be withheld (collectively, the “Withholding Tax Obligation”) (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the exercise of a Stock Option or Stock Appreciation Right, or (iii) otherwise due in connection with an Award.

At the time of such vesting, lapse, or exercise, the Participant shall pay to the Company any amount that the Company may reasonably determine to be necessary to satisfy the Withholding Tax Obligation. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit the Participant to elect to satisfy the Withholding Tax Obligation, in whole or in part, by (a) paying the Company cash; (b) having the Company withhold shares of Common Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction; and/or (c) tendering previously acquired, unencumbered shares of Common Stock having an aggregate Fair Market Value equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing (including by electronic mail), and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

If the Participant fails to make an election with respect to the method by which the Withholding Tax Obligation shall be satisfied or fails to pay the Withholding Tax Obligation, in whole or in part, by means of the elected method, the Company may cause the Withholding Tax Obligation to be satisfied by the Company withholding shares of Common Stock otherwise deliverable in connection with the Award that have a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction.

Section 14. Choice of Law

The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 15. Governmental and Other Regulations and Restrictions

(a)	In General. The issuance by the Company of any shares of Common Stock pursuant to the Plan shall be subject to all applicable laws, rules and regulations and to such approvals by governmental agencies as may be required.

(b)	Registration of Shares. The Company shall use its reasonable commercial efforts to cause the shares of Common Stock issuable in connection with this Plan to be registered under the Securities Act of 1933, as amended (the “Securities Act”), but shall otherwise be under no obligation to register any shares of Common Stock issued under the Plan under the Securities Act or otherwise. If, at the time any shares of Common Stock are issued pursuant to the Plan, there shall not be on file with the Securities and Exchange Commission an effective Registration Statement under the Securities Act covering such shares of Common Stock, the Participant to whom such shares are to be issued will execute and deliver to the Company upon receipt by him or her of any such shares an undertaking, in form and substance satisfactory to the Company, that (i) such Participant has had access or will, by reason of such person’s employment or service with the Company, or otherwise, have access to sufficient information concerning the Company to enable him or her to evaluate the merits and risks of the acquisition of shares of the Company’s Common Stock pursuant to the Plan, (ii) such Participant has such knowledge and experience in financial and business matters that such person is capable of evaluating such acquisition, (iii) it is the intention of such Participant to acquire and hold such shares for investment and not for the resale or distribution thereof, (iv) such Participant will comply with the Securities Act and the Exchange Act with respect to such shares, and (v) such Participant will indemnify the Company for any cost, liability and expense that the Company may sustain by reason of any violation of the Securities Act or the Exchange Act occasioned by any act or omission on his or her part with respect to such shares.

(c)	Resale of Shares. Without limiting the generality of Section 10, shares of Common Stock acquired pursuant to the Plan shall not be sold, transferred or otherwise disposed of unless and until (i) such shares shall have been registered by the Company under the Securities Act, (ii) the Company shall have received either a “no action” letter from the Securities and Exchange Commission or an opinion of counsel acceptable to the Company to the effect that such sale, transfer or other disposition of the shares may be effected without such registration, or (iii) such sale, transfer or disposition of the shares is made pursuant to Rule 144 of the General Rules and Regulations promulgated under the Securities Act, as the same may from time to time be in effect, and the Company shall have received an opinion of counsel acceptable to the Company to such effect.

(d)	Legend on Certificates. The Company may require that any certificate evidencing shares issued pursuant to the Plan bear a restrictive legend and be subject to stop-transfer orders or other actions, intended to effect compliance with the Securities Act or any other applicable regulatory measure.

Section 16. Election With Respect to Restricted Property

A Participant who receives an award of Restricted Stock including Restricted Stock granted as a Performance Award (but not Restricted Stock Units) shall be entitled to make, at his or her discretion, within thirty (30) days of receipt of such restricted property and in accordance with applicable laws and regulations, the election provided for under Section 83(b) of the Code to be taxed on the fair market value of such restricted property at the time it is received. Participants should consult their individual tax advisors as to the tax consequences to them of the election under Section 83(b).

Section 17. Section 409A

The Plan is intended to provide either stock-based compensation that is not governed by Section 409A or for the deferral of compensation pursuant to a nonqualified deferred compensation plan that complies with the requirements of Section 409A. With respect to any Awards granted under this Plan that provide for the deferral of compensation that is governed by Section 409A, the Plan shall be interpreted in a manner consistent with Section 409A and in the event that any provision that is necessary for the Plan to comply with Section 409A is determined by the Committee, in its sole discretion, to have been omitted, such omitted provision shall be deemed included herein and is hereby incorporated as part of the Plan. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s “separation from service” as defined in Section 409A shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s “separation from service” (or the Participant’s death, if earlier). In addition, and notwithstanding any provision of the Plan to the contrary, the Company reserves the right to amend the Plan or any Award granted under the Plan, by action of the Committee, without the consent of any affected Participant, to the extent deemed necessary or appropriate for purposes of maintaining compliance with Section 409A and the regulations promulgated thereunder. Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

Section 18. Dividend Equivalents

For any Restricted Stock Units granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to provide for the payment of dividend equivalents to the Participant in connection with such Award or to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm the terms of such arrangement. For purposes of payment of dividend equivalents or settlement of any Dividend Equivalent Account, the amount to be paid or otherwise settled (if expressed in cash) shall be rounded to the nearest cent ($0.01). If a Dividend Equivalent Account is established, the following terms shall apply:

(i)	Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement. Such terms and conditions may include, without limitation, for the Participant’s Account to be credited as of the record date of each cash dividend on the Common Stock with an amount (expressed either in cash or shares of Common Stock of equivalent Fair Market Value) equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.

(ii)	Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company’s general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

(iii)	Dividend equivalents and amounts credited to a Dividend Equivalent Account with respect to any Performance Award or Restricted Stock Unit that does not vest solely on continued employment or service shall be earned by the Participant only when and to the extent the underlying Award is earned.

(iv)	Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying the Award may not be contingent, directly or indirectly, on the exercise of the Award, and any Award providing a right to dividend equivalents must comply with or qualify for an exemption from Section 409A.

Section 19. Cancellation and Rescission of Awards

The Committee or the Board of Directors may cancel, rescind, suspend or otherwise limit or restrict any unexpired Award at any time if a Participant engages in “Detrimental Activity.”

Section 20. Certain Reduction of Parachute Payments

The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Code Sections 280G and 4999. As provided in this Section 20, the Parachute Payments will be reduced pursuant to this Section 20 if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.

The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.

The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Code Section 4999 (the “Capped Payments”). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are not subject to Section 409A of the Code (with the source of the reduction to be directed by the Committee) and then by reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are subject to Section 409A of the Code (with the source of the reduction to be directed by the Committee) in a manner that results in the best economic benefit to the Participant (or, to the extent economically equivalent, in a pro rata manner). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Section 20, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 20 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 20 (“Underpayments”). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay to the Company, without interest; provided, however, that no loan will be deemed to have been made and no amount will be payable by the Participant to the Company unless, and then only to the extent that, the deemed loan and payment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid to the Participant promptly by the Company.

For purposes of this Section 20, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Control Change Date. For purposes of this Section 20, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Section 20, the term “Parachute Payment” means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

Nothing in this Section 20 shall limit or otherwise supersede the provisions of any other agreement or plan which provides that a Participant cannot receive Payments in excess of the Capped Payments.

Section 21. Return of Awards; Repayment

Each Award granted under this Plan is subject to the condition that the Company may require that such award be returned, and that any payment made with respect to such award must be repaid, if such action is required under the terms of any Company recoupment or “clawback” policy as in effect on the date that the payment was made, on the date the award was granted or the date the Stock Option or Stock Appreciation Right was exercised or the date any Restricted Stock, Restricted Stock Unit or Performance Award or Incentive Award became vested or earned.

Section 22. Term of Plan

This Plan shall be effective upon its approval by the stockholders of the Company (the “Effective Date”). It shall continue in effect until May 19, 2025. Awards granted on or before that date shall remain valid in accordance with their terms, notwithstanding the expiration of the Plan.

IMPORTANT ANNUAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 P.M., E.D.T., on May 15, 2017. Vote by Internet Go to www.envisionreports.com/DDD Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message Annual Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 4 and 5 and every 1 Year for Proposal 3. 1. Election of Directors: 01 - William E. Curran 04 - William D. Humes 07 - G. Walter Loewenbaum, II 10 - Jeffrey Wadsworth For Against Abstain 02 - Thomas W. Erickson 05 - Vyomesh I. Joshi 08 - Charles G. McClure, Jr. For Against Abstain 03 - Charles W. Hull 06 - Jim D. Kever 09 - Kevin S. Moore For Against Abstain 2. Approval, on an advisory basis, of the compensation paid to our named executive officers; 4. Approval of the amendment and restatement of the 2015 Incentive Plan, which would increase the number of shares reserved for issuance thereunder by 7,140,011 shares; and to re-approve individual award limits and performance measures under the plan for purposes of Section 162(m) of the Internal Revenue Code. For Against Abstain 3. Advisory vote on the frequency of future advisory votes on executive compensation; 5. Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. 1 Year 2 Years 3 Years Abstain For Against Abstain B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign EXACTLY as name(s) appears hereon. When signing on behalf of a corporation, estate, trust or other stockholder, please give its full name and state your full title or capacity or otherwise indicate that you are authorized to sign. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. 1PC F 02I4PH

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — 3D SYSTEMS CORPORATION THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF 3D SYSTEMS CORPORATION The undersigned hereby appoints G. Walter Loewenbaum, II and Andrew M. Johnson, or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned and, to vote the shares of the undersigned which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of 3D Systems Corporation (the “2017 Annual Meeting”) to be held at 11:00 a.m., E.D.T., on May 16, 2017 at the offices of the Company at 333 Three D Systems Circle, Rock Hill, South Carolina 29730 and at any adjournments or postponements thereof. THE PROXY HOLDERS WILL VOTE AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ANY OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF OR, IN THE ABSENCE OF A BOARD RECOMMENDATION ON ANY SUCH OTHER PROPER MATTERS, IN THE PROXY HOLDERS’ DISCRETION. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the 2017 Annual Meeting and any adjournments or postponements thereof and acknowledges receipt of 3D Systems Corporation’s Proxy Statement dated March 29, 2017 and Notice for the 2017 Annual Meeting. This proxy will be voted as directed, or, if no contrary direction is indicated, will be voted FOR the Election of all Director Nominees, FOR Proposals 2, 4 and 5 and EVERY 1 YEAR for Proposal 3, and as recommended by the Board of Directors on any other matters that may come before the Annual Meeting or any adjournments or postponements thereof or, in the absence of a board recommendation on any such other proper matters, in the proxy holders’ discretion. SEE REVERSE SIDE Your vote is important. Please vote Today! If you have not voted via the Internet or Telephone, please mark, sign, date and return your proxy form in the envelope provided. C Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.